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                                                                    EXHIBIT 4.12


 THIS AGENCY AGREEMENT is dated as of July 17, 1997 AMONG:

               (1) MBNA AMERICA BANK, NATIONAL ASSOCIATION, a national banking association organized pursuant to the laws of the United States of America (the "Bank");

               (2) The First National Bank of Chicago, a national banking association organized pursuant to the laws of the United States of America ("First Chicago") (the "Global Agent"); and

               (3) First Chicago acting through its specified office in London ("First Chicago London") as paying agent (the "London Paying Agent") and issue agent (the "London Issuing Agent") which expressions shall also include any successors appointed in accordance with Section 27 of this Agreement;

               (4) First Chicago acting through its specified office in New York ("First Chicago New York") as registrar (the "Registrar") and paying agent (the "NY Paying Agent") which expressions shall also include any successors appointed in accordance with Section 27 of this Agreement;

               (5) Banque Indosuez Luxembourg ("Banque Indosuez") in its capacity as transfer agent (the "Transfer Agent") and as paying agent (the "Luxembourg Paying Agent"; together with the London Paying Agent and the NY Paying Agent, the "Paying Agents"; individually a "Paying Agent") which expressions shall include any successors appointed in accordance with Section 27 of this Agreement.


               WHEREAS:

               (A) The Bank has entered into a Dealer Agreement dated July 17, 1997 with certain Dealers named therein pursuant to which the Bank may from time to time issue up to US$6,500,000,000 aggregate principal amount (or the equivalent thereof in other currencies) of its Bank Notes (the "Notes").

               (B) The Notes will be issued subject to, and with the benefit of, this Agreement.

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               (C)  The Bank has made application to the Luxembourg Stock
                    Exchange (the "Stock Exchange") with the intention that Notes issued under the Program may be listed on the Stock Exchange, in connection with which application the Bank has procured the preparation of an offering circular dated July 17, 1997 (the "Offering Circular").

               IT IS HEREBY AGREED as follows:

               Section 1.  Definitions and Interpretation.

               (a) the following terms shall have the following meanings:

               "Agents" means the collective reference to the Global Agent, the Paying Agents, the Registrar, the London Issuing Agent and the Transfer Agent;

               "Authorized Representative" shall have the meaning ascribed thereto in Section 3(b) of this Agreement;

               "Bearer Notes" means those Notes which are for the time being in bearer form;

               "Business Day" means, unless otherwise agreed, a day which is both;

                    (a) a day (other than a Saturday or a Sunday) on which
               commercial banks and foreign exchange markets settle payments in New York and London; and

                    (b) either (i) in relation to a payment to be made in a
               Specified Currency other than ECU, a day on which commercial banks and foreign exchange markets settle payments in the principal financial center of the country of the relevant Specified Currency (if other than London or New York) or (ii) in relation to a payment to be made in ECU, an ECU Settlement Date (as defined in the ISDA Definitions);

               "Cedel" means Cedel Bank, societe anonyme or any successor thereto;

               "Coupon" means an interest coupon attached on issue to an interest-bearing Definitive Bearer Note, such coupon being substantially in the form set out in Exhibit F hereto or in such other form as may be agreed between the Bank and the Global Agent, and includes, where applicable, the Talon(s) appertaining thereto;


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               "Couponholders" means the several persons who are for the time being holders of Coupons;

               "Dealer" means Lehman Brothers Inc., Credit Suisse First Boston Corporation, J.P. Morgan Securities Inc., Merrill Lynch & Co. and Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banque Lehman Brothers, Lehman Brothers International (Europe), Credit Suisse First Boston (Europe) Limited, J.P. Morgan Securities Ltd. and Merrill Lynch International and any other entities appointed as dealers from time to time pursuant to the Distribution Agreement and notice of whose appointment is given to the Global Agent;

               "Definitive Bearer Note" means a definitive Bearer Note substantially in the form set out in Exhibit E hereto or in such other form as may be agreed between the Bank and the Global Agent, in each case issued or to be issued by the Bank pursuant to this Agreement in exchange for a Permanent Global Note;

               "Definitive Notes" means Definitive Bearer Notes and/or, as the context requires, Definitive Registered Notes;

               "Definitive Registered Note" means a definitive Registered Note substantially in the form set out in Exhibit B in such other form as may be agreed between the Bank and the Global Agent;

               "Distribution Agreement" means the agreement of even date herewith among the Bank and the Dealers concerning the sale of Notes to be issued by the Bank and includes any amendment or supplement thereto;

               "DTC" means The Depository Trust Company in New York, New
     York;

               "DTC Global Note" means a Registered Global Note deposited with a custodian for, and registered in the name of a nominee of, DTC;

               "Euroclear" means Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear System or any successor thereto;

               "Euroclear/Cedel Global Note" means a Registered Global Note deposited with a common depositary for, and registered in the name of a nominee of, Euroclear and/or Cedel;

               "Global Note" means a Temporary Global Note or a Permanent Global Note;


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               "ISDA Definitions" means the 1991 ISDA Definitions, as amended and updated from time to time, published by the International Swaps and Derivatives Association, Inc.;

               "Noteholders" means the several persons who are for the time being holders of outstanding Notes (being, in the case of any Bearer Note, the bearer thereof and, in the case of any Registered Note, the registered owner thereof as reflected in the Note Register) except that for so long as any of the Notes are represented by a Global Note, each person who is for the time being shown in the records of Euroclear and/or Cedel as the holder of a particular principal amount of such Notes (other than Cedel if Cedel shall be an account holder of Euroclear and other than Euroclear if Euroclear shall be an account holder of Cedel) (in which regard any certificate or other document issued by Euroclear and/or Cedel as to the principal amount of such Notes standing to the account of any person shall be conclusive and binding for all purposes except in the case of manifest error) shall be treated by the Bank and the Agents as a holder of such principal amount of such Notes for all purposes other than for the payment of principal, premium (if any) and interest on such Notes, the right to which shall be vested, as against the Bank and the Agents, solely in the bearer of the Global Note in accordance with and subject to its terms (and the expressions "Noteholder", "holder of Notes" and related expressions shall be construed accordingly);

               "Note Register" shall have the meaning ascribed thereto in
     Section 11(a) of this Agreement;

               "Offering Circular" means the Offering Circular relating to the Notes as revised, supplemented, amended or updated, including any Pricing Supplement thereto relating to a particular Tranche of Notes and such documents as are from time to time incorporated therein by reference;

               "Original Issue Date" means, with respect to any Note, the original date of issue of such Note, being in the case of any Definitive Note, the date of issue of the Registered Global Note, Temporary Global Note or Permanent Global Note, as the case may be, which initially represented such Note;

               "Outstanding" means, at any particular time, all Notes theretofore issued other than (a) those which have been redeemed in full in accordance with their terms and with this Agreement, (b) those with respect to which the redemption date in accordance with their terms has occurred and the redemption monies wherefor (including any premium and all interest (if any) accrued thereon to the redemption date and any interest (if any) payable after such date) have been duly paid to or


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     deposited to the account of the Global Agent as provided herein (and, where appropriate, notice has been given to the Noteholders in accordance with the terms thereof and Section 18) and remain available for payment, (c) those which have become void in accordance with their terms, (d) those which have been cancelled, (e) those mutilated or defaced Notes which have been surrendered in exchange for replacement Notes in accordance with their terms, (f) (for the purposes only of determining the aggregate principal amount of Notes outstanding and without prejudice to the status of any Note for any other purpose) those Notes alleged to have been lost, stolen or destroyed and with respect to which replacement Notes have been issued in accordance with their terms and (g) Temporary Global Notes to the extent that they shall have been duly exchanged for Permanent Global Notes or Definitive Bearer Notes, Permanent Global Notes to the extent that they shall have been duly exchanged for Definitive Bearer Notes or Registered Global Notes, Definitive Bearer Notes to the extent that they shall have been duly exchanged for Registered Global Notes, and Registered Global
     Notes to the extent that they shall have been duly exchanged for Definitive Registered Notes, in each case pursuant to their respective terms;

               "Permanent Global Note" means a global Bearer Note substantially in the form set out in Exhibit D hereto or in such other form as may be agreed between the Bank and the Global Agent, in each case comprising Notes issued or to be issued by the Bank in exchange for the whole, but not the part, of a Temporary Global Note;

               "Pricing Supplement" means the pricing supplement prepared by the Bank in relation to a particular Tranche of Notes (substantially in the form of Annex A to the Offering Circular) as a supplement to the Offering Circular;

               "Procedures Memorandum" means the Procedures Memorandum attached as Exhibit B to the Distribution Agreement;

               "Program" means the Global Bank Note Program established by the Distribution Agreement;

               "Receipt" means a receipt attached on issue to a Definitive Bearer Note redeemable in installments for the payment of the installments of principal, such receipt being substantially in the form set out in Exhibit H hereto or in such other form as may be agreed between the Bank and the Global Agent;

               "Registered Global Note" means a global Registered Note substantially in the form set out in Exhibit A hereto or in such other form as may be agreed upon between the Bank and the Global Agent;


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               "Series" means all Notes which are denominated in the same currency and which have the same Stated Maturity Date, interest payment basis and interest payment dates, if any, (all as indicated in the applicable Pricing Supplement) and the terms of which, except for the Original Issue Date and/or the issue price (each as indicated as aforesaid), are otherwise identical, including whether the Notes are listed;

               "Stock Exchange" means the Luxembourg Stock Exchange or any other stock exchange(s) on which any Notes may from time to time be listed and reference in this Agreement to the "relevant Stock Exchange" shall, in relation to any Notes, be reference to the Stock Exchange on which such Notes are from time to time, or will be, listed;

               "Talons" means the talons, if any, for further Coupons appertaining to an interest-bearing Definitive Bearer Note, each such talon being substantially in the form set out in Exhibit G hereto or in such other form as may be agreed between the Bank and the Global Agent;

               "Temporary Global Note" means a global Bearer Note substantially in the form set out in Exhibit C hereto or in such other form as may be agreed between the Bank and the Global Agent;

               "Tranche" means all Notes of the same Series with the same Original Issue Date and the same issue price;

               "US$" and "U.S. Dollars" means the lawful currency for the time being of the United States.

               (b) Terms and expressions defined in the Notes and the Offering Circular shall have the same meanings in this Agreement, except where the context requires otherwise.

               (c) Any references to Notes shall, unless the context otherwise requires, include any Temporary Global Notes, Permanent Global Notes, Registered Global Notes, Definitive Bearer Notes and Definitive Registered Notes.

               Section 2. Appointment of the Global Agent, the London Issuing Agent, the Paying Agents, the Registrar and the Transfer Agent.

               (a) First Chicago is hereby appointed as agent of the Bank, to act as Global Agent for the purposes specified in this Agreement and all matters incidental thereto, upon the terms and subject to the conditions specified herein.


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               (b) First Chicago New York is hereby appointed as agent of the
     Bank, to act as Registrar and NY Paying Agent for the purposes specified in this Agreement and all matters incidental thereto, including, inter alia, completing, authenticating and issuing Notes, upon the terms and subject to the conditions specified herein and in the Notes.

               (c) First Chicago London is hereby appointed as the agent of the Bank to act as London Paying Agent and London Issuing Agent for the purposes specified in this Agreement, including, inter alia, completing, authenticating and issuing Notes, upon the terms and subject to the conditions specified herein and in the Notes.

               (d) Banque Indosuez is hereby appointed as agent of the Bank, to act as Luxembourg Paying Agent and Transfer Agent for the purposes specified in this Agreement, upon the terms and subject to the conditions specified herein and in the Notes.

               (e) Each of the Global Agent, the Paying Agents, the Registrar, the London Issuing Agent and the Transfer Agent shall have the powers and authority granted to and conferred upon them, specifically, in the Notes and hereunder to act on behalf of the Bank and such further powers and authority to act on behalf of the Bank as may be mutually agreed upon.

               (f) The obligations of the Global Agent, the Paying Agents, the Registrar, the London Issuing Agent and the Transfer Agent shall be several, but not joint.

               (g) First Chicago is hereby appointed (i) Calculation Agent, for the purpose of calculating any variable interest rates or other bases for determining the payment of interest, premium or principal with respect to the Notes from time to time pursuant to the Calculation Agent Agreement and
     (ii) Exchange Rate Agent, for the purpose of determining exchanges of currencies of such payments from time to time; and, in connection with such appointments, the Bank and First Chicago shall endeavor to enter into a Calculation Agent Agreement and an Exchange Agent Agreement after the date hereof, which Calculation Agent Agreement and Exchange Agent Agreement shall be in such form or forms as may be mutually agreed between them. Notwithstanding the foregoing, the Bank may appoint a different Calculation Agent or Exchange Agent for any Series of Notes (which may be the Bank or any affiliate thereof or a Dealer purchasing such Notes or an affiliate thereof). The relevant Pricing Supplement will set forth the name of the Calculation Agent or Exchange Agent, if any, for such Series.

               Section 3.  Supply of Notes; Authorized Representatives.


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               (a) The Bank shall from time to time deliver or cause to be delivered to the Registrar a supply of blank Registered Global Notes and to the London Issuing Agent a supply of blank Temporary Global Notes and Permanent Global Notes as the Bank shall determine, bearing consecutive control numbers. Each Note shall have been executed by the manual or facsimile signature of an Authorized Representative (as defined in Section 3(b)) of the Bank. The Registrar or the London Issuing Agent, as the case may be, will acknowledge receipt of the Notes delivered to it and will hold such blank Notes in safekeeping in accordance with its customary practice and shall complete, authenticate and deliver such Notes in accordance with the provisions hereof.

               (b) From time to time, the Bank shall provide the Global Agent, the Registrar and the London Issuing Agent with a certificate executed by an officer of the Bank certifying the incumbency and specimen signatures of those officers of the Bank authorized to execute Notes on behalf of the Bank by manual or facsimile signature and to give instructions and notices on behalf of the Bank hereunder (each an "Authorized Representative" and collectively the "Authorized Representatives"). Until the Global Agent, the Registrar or the London Issuing Agent receives a subsequent certificate, the Global Agent, the Registrar and the London Issuing Agent shall be entitled to conclusively rely on the last such certificate delivered to them for the purposes of determining the identities of Authorized Representatives of the Bank. Any Note bearing the manual or facsimile signatures of persons who are Authorized Representatives of the Bank on the date such signatures are affixed shall bind the Bank after the completion, authentication and delivery thereof by the Registrar or the London Issuing Agent, as the case may be, notwithstanding that such persons shall have ceased to hold office on the date such Note is so completed, authenticated and delivered by the Registrar or the London Issuing Agent, as the case may be.

               Section 4.  Issuance Instructions.

               All instructions regarding the completion, authentication and delivery of Notes shall be given by an Authorized Representative by facsimile transmission or by other acceptable written means by such Authorized Representative no later than 3:00 p.m. (London time, or, as the case may be, New York time) three Business Days prior to the proposed issue date. Instructions for the issuance of Bearer Notes shall be transmitted to the London Issuing Agent and for the issuance of Registered Notes shall be transmitted to the Registrar. In addition, the Dealer who has arranged to purchase or procure the purchase of Notes from the Bank shall notify the London Issuing Agent or, as the case may be, the Registrar, by facsimile transmission or by other acceptable written means no later than 3:00 p.m. (London time) in the case of the


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     London Issuing Agent or, in the case of the Registrar 3:00 p.m. (New York time), three Business Days prior to the proposed issue date, that payment by the Dealer to London Issuing Agent or the Registrar, as the case may be, of the purchase price of any Note has been or will be duly made upon delivery and (if applicable) of details of the account to which payment is to be made. The Bank agrees to deliver issuance instructions to the London Issuing Agent via tested telex or facsimile and to the Registrar via facsimile transmission.

               Section 5.  Issue of Registered Global Notes.

               (a) Upon (x) receipt of instructions from an Authorized Representative in accordance with Section 4 hereof and the Procedures Memorandum regarding the completion, authentication and delivery of one or more Registered Global Notes or (y) the occurrence of any event which pursuant to the terms of a Permanent Global Note or Definitive Bearer Note(s) requires the issuance of a Registered Global Note, the Registrar shall cause to be withdrawn from safekeeping the necessary and applicable Registered Global Note(s) and, in accordance with such written instructions, shall:

               (i)  complete such Registered Global Note(s);

              (ii) attach the relevant Pricing Supplement as supplied by the Bank;

             (iii) register such Registered Global Note(s) in the name of Cede & Co., or another nominee of DTC, and/or in the name of a nominee of Euroclear and/or Cedel, as specified in such instructions;

              (iv)  authenticate such Registered Global Note(s); and

               (v) (A) deliver such Registered Global Note(s) to a custodian of DTC in accordance with such instructions against receipt from the custodian of confirmation that such custodian is holding the Registered Global Note(s) so delivered in safe custody for the account of DTC and instruct DTC to credit the Notes represented by such Registered Global Note(s), unless otherwise agreed in writing between the Registrar and the Bank, to the Registrar's participant account at DTC; and/or

                    (B) deliver such Registered Global Note(s) to the specified common depositary of Euroclear and Cedel in accordance with such instructions against receipt from the common depositary of confirmation that such common


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                    depositary is holding the Registered Global Note(s) so
                    delivered in safe custody for the account of Euroclear and/or Cedel and instruct Euroclear or Cedel or both of them (as the case may be) to credit the Notes represented by such Registered Global Note(s), unless otherwise agreed in writing between the London Issuing Agent or the Global Agent and the Bank, to the London Issuing Agent's or the Global Agent's distribution account; and/or

                    (C) deliver such Registered Global Note(s) to the specified common depositary of Euroclear and Cedel in exchange for such Permanent Global Note or Definitive Bearer Note against receipt from the common depositary of confirmation that such common depositary is holding the Registered Global Note(s) in safe custody for the account of Euroclear and/or Cedel in accordance with the terms of the relevant letters of undertaking among such common depositary and Euroclear and/or Cedel;

     provided, that instructions regarding the completion and authentication of such Note(s) are received by the Registrar not less than three Business Days prior to the date of settlement relating to such Note(s).

               (b) The Registrar shall provide DTC, and the London Issuing Agent shall provide Euroclear and/or Cedel with such notifications, instructions or other information to be given by the Registrar or the London Issuing Agent, as the case may be, to DTC, Euroclear and/or Cedel as may be required.

               Section 6.  Issue of Temporary Global Notes.

               (a) Upon receipt of instructions from an Authorized Representative in accordance with Section 4 hereof and the Procedures Memorandum regarding the completion, authentication and delivery of one or more Temporary Global Notes, the London Issuing Agent shall cause to be withdrawn from safekeeping the necessary and applicable Temporary Global Note and, in accordance with such written instructions, shall:

               (i)  complete such Temporary Global Note(s);

              (ii) attach the relevant Pricing Supplement as supplied by the Bank;

             (iii)  authenticate such Temporary Global Note(s); and


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              (iv)  deliver such Temporary Global Note(s) to the specified common depositary of Euroclear and Cedel in accordance with such instructions against receipt from the common depositary of confirmation that such common depositary is holding the Temporary Global Note(s) in safe custody for the account of Euroclear and/or Cedel and instruct Euroclear or Cedel or both of them (as the case may be) to credit the Notes represented by such Temporary Global Note(s), unless otherwise agreed in writing between the London Issuing Agent and the Bank, to the London Issuing Agent's distribution account;

     provided, that instructions regarding the completion and authentication of such Note(s) are received by the London Issuing Agent not less than five Business Days prior to the date of settlement relating to such Note(s).

               (b) The London Issuing Agent shall provide Euroclear and/or Cedel with such notifications, instructions or other information to be given by the London Issuing Agent to Euroclear and/or Cedel as may be required.

               Section 7.  Issue of Permanent Global Notes.

               (a) Upon the occurrence of any event which pursuant to the terms of a Temporary Global Note requires the issue of a Permanent Global Note, the London Issuing Agent shall cause to be withdrawn from safekeeping the necessary and applicable Permanent Global Note and, in accordance with the terms of the Temporary Global Note, shall:

               (i) complete a Permanent Global Note in accordance with the terms of the Temporary Global Note;

              (ii) attach the relevant Pricing Supplement as supplied by the Bank;

             (iii)  authenticate such Permanent Global Note; and

              (iv) deliver such Permanent Global Note to the specified common depositary that is holding the Temporary Global Note for the time being on behalf of Euroclear and/or Cedel in exchange for such Temporary Global Note against receipt from the common depositary of confirmation that such common depositary is holding the Permanent Global
                    Note in safe custody for the account of Euroclear and/or Cedel.


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               (b) The London Issuing Agent shall provide Euroclear and/or Cedel with such notifications, instructions or other information to be given by the London Issuing Agent to Euroclear and/or Cedel as may be required.

               Section 8.  Issue of Definitive Bearer Notes.

               (a) Upon notice from Euroclear or Cedel pursuant to the terms of a Global Note requiring the issue of one or more Definitive Bearer Notes in exchange for the Global Note, the London Issuing Agent shall cause to be withdrawn from safekeeping the necessary and applicable Definitive Bearer Note(s) and, in accordance with the terms of the Permanent Global Note, shall:

               (i) complete, if applicable, an equal aggregate principal amount of Definitive Bearer Notes of authorized denominations and of like tenor and with identical terms as the Global Note in accordance with the terms of the Global Note;

              (ii)  authenticate such Definitive Bearer Note(s); and

             (iii) deliver such Definitive Bearer Note(s) to or to the order of Euroclear and/or Cedel in exchange for such Global Note.

               The London Issuing Agent shall notify the Bank forthwith upon receipt of a request for the issuance of Definitive Bearer Note(s) in accordance with the provisions of a Global Note.

               (b) The Bank shall deliver to the London Issuing Agent, pursuant to a request for the issue of Definitive Bearer Notes under the terms of the relevant Permanent Global Note, a sufficient number of Definitive Bearer Notes (with, if applicable, Receipts, Coupons and Talons attached) executed by an Authorized Representative to enable the London Issuing Agent to comply with its obligations under this Section 8.

               Section 9.  Issue of Definitive Registered Notes.

               (a) Definitive Registered Notes shall be issued only if permitted by applicable law and (i) in the case of a DTC Global Note, DTC notifies the Bank that it is unwilling or unable to continue as depositary for the DTC Global Note or DTC ceases to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, if so required by applicable law or regulation, and, in either case, a successor depositary is not appointed by the Bank within 90 days after


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     receiving such notice or becoming aware that DTC is no longer so registered, (ii) in the case of any other Registered Global Note, if the clearing system(s) through which it is cleared and settled is closed for business for a continuous period of 14 days (other than by reason of holidays, statutory or otherwise) or announces an intention to cease business permanently or does in fact do so, (iii) the Bank in its discretion elects to issue Definitive Registered Notes or (iv) after the occurrence of an Event of Default with respect to any Registered Global Note, the beneficial owners representing a majority in principal amount of such Registered Global Note advise the relevant clearing system through its participants to cease acting as depositary for such Registered Global Note.

               (b) Upon the occurrence of any event specified in Section 9(a) which pursuant to the terms of a Registered Global Note requires the issue of Definitive Registered Notes in exchange for the Registered Global Note, the Registrar shall cause to be withdrawn from safekeeping the necessary and applicable Definitive Registered Note(s) and, in accordance with the terms of the Registered Global Note, shall:

               (i) complete an equal aggregate principal amount of Definitive Registered Note(s) of authorized denominations and of like tenor with identical terms as the Registered Global Note in accordance with the terms of the Registered Global Note;

              (ii) register such Definitive Registered Notes in the name or names of such persons as the relevant clearing system shall instruct the Registrar in writing;

             (iii)  authenticate such Definitive Registered Notes; and

              (iv) deliver such Definitive Registered Notes to the relevant clearing system or pursuant to such clearing system's written instructions in exchange for such Registered Global Note.

               (c) The Bank shall deliver to the Registrar, upon the occurrence of any event specified in Section 9(a) which pursuant to the terms of a Registered Global Note requires the issue of Definitive Registered Notes, a sufficient number of Definitive Registered Notes executed by an Authorized Representative to enable the Registrar to comply with its obligations under this Section 9.


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               Section 10.  Exchanges.

               (a) Upon any exchange of a Temporary Global Note in whole, but not in part, for an interest in a Permanent Global Note or for Definitive Bearer Notes, as the case may be, the London Issuing Agent shall cancel or arrange for cancellation such Temporary Global Note. Upon any exchange of a Permanent Global Note for Definitive Bearer Notes, the Permanent Global Note shall be endorsed to reflect the reduction of its principal amount by the aggregate principal amount so exchanged. Until exchanged in full, the holder of an interest in any Permanent Global Note shall in all respects be entitled to the same benefits as the holder of Notes, Receipts and Coupons authenticated and delivered hereunder, except as set forth therein. The London Issuing Agent is hereby authorized on behalf of the Bank (i) to endorse or to arrange for the endorsement of the relevant Permanent Global Note to reflect the reduction in the principal amount represented thereby by the amount so exchanged and, if appropriate, to endorse the Permanent Global Note to reflect any increase in the principal amount represented thereby, and in either case, to sign in the relevant space on the relevant Permanent Global Note recording such exchange or increase and (ii) in the case of a total exchange, to cancel or arrange for the cancellation of the relevant Permanent Global Note.

               (b) Upon any exchange of a Temporary Global Note in whole, but not in part, for an interest in a Registered Global Note, the London Issuing Agent shall cancel or arrange for cancellation such Temporary Global Note. Upon any exchange of all or a portion of an interest in a Permanent Global Note for an interest in a Registered Global Note, the Permanent Global Note shall be endorsed to reflect the reduction of its principal amount by the aggregate principal amount so exchanged. Until exchanged in full, the holder of an interest in any Permanent Global Note shall in all respects be entitled to the same benefits as the holder of Notes, Receipts and Coupons authenticated and delivered hereunder, except as set forth therein. The London Issuing Agent and the Registrar, as the case may be, are hereby authorized on behalf of the Bank (i) to endorse or to arrange for the endorsement of the relevant Permanent Global Note to reflect the reduction in the principal amount represented thereby by the amount so exchanged and, if appropriate, to endorse a Registered Global Note to reflect any increase in the principal amount represented thereby, and in either case, to sign in the relevant space on the relevant Permanent Global Note or Registered Global Note, as the case may be, recording such exchange or increase and (ii) in the case of a total exchange, to cancel or arrange for the cancellation of the relevant Permanent Global Note.

               (c) Upon any exchange of one or more Definitive Bearer Notes for an interest in a Registered Global Note, the Definitive Bearer

     Note(s) so exchanged shall be cancelled by the London Issuing Agent. The Registrar is hereby authorized on behalf of the Bank to endorse, if appropriate, a Registered Global Note to reflect any increase in the principal amount represented thereby and, in such case, to sign in the relevant space on the relevant Registered Global Note recording such increase.

               Section 11. Note Register; Registration, Transfer and Exchange; Persons Deemed Owners.

               (a) The Registrar, as registrar for the Registered Notes, shall maintain at its principal office in New York City, or such other location as may be agreed from time to time, the note register (the "Note Register"). The term "Note Register" shall mean the definitive register in which shall be recorded the names, addresses and taxpayer identification numbers of the holders of Registered Notes, the serial and CUSIP numbers (or Code/ISIN Numbers, as the case may be) of the Registered Notes, the Original Issue Dates thereof and details with respect to the transfer and exchange of Registered Notes.

               (b) Upon surrender for the purpose of registration of transfer at the offices of the Registrar or any Transfer Agent of any Registered Note, accompanied by a written instrument of transfer in form satisfactory to the Registrar or such Transfer Agent, executed by the registered holder, in person or by such holder's attorney thereunto duly authorized in writing, such Registered Note shall be transferred upon the Note Register and the Registrar shall complete, authenticate and deliver, in the name of the designated transferee or transferees, one or more new Registered Notes of authorized denominations of an equal aggregate principal amount and of like tenor with identical terms and provisions; provided, however, that Registered Notes may be delivered for the purpose of registration of transfer by mail at the risk and expense of the transferor. Transfers and exchanges of Registered Notes shall be subject to such restrictions as shall be set forth herein and in the text of the Notes and such reasonable regulations as may be prescribed by the Bank. Successive registrations and registrations of transfers as aforesaid may be made from time to time as desired, and each such registration shall be noted on the Note Register.

               (c) Notwithstanding anything to the contrary contained in Section 11(b), if the Notes of any Series are for the time being represented by both a DTC Global Note and a Euroclear/Cedel Global Note and an authorized representative of DTC presents the DTC Global Note to the Registrar or any Transfer Agent, accompanied by a written instrument of transfer in form satisfactory to the Registrar or such Transfer Agent, executed by DTC or by DTC's attorney thereunto duly authorized in writing, for the purpose of registration of transfer of all or any portion of such DTC's interest in such DTC Global Note to Euroclear and/or Cedel, such DTC Global Note or the relevant interest therein shall be transferred upon the Note Register, and the Registrar shall endorse the DTC Global Note to reflect the reduction of its principal amount by the aggregate principal amount so transferred and the appropriate Euroclear/Cedel Global Note shall be endorsed by the Registrar to reflect the increase of its principal amount by the aggregate principal amount so transferred. The Registrar is hereby authorized on behalf of the Bank (i) to endorse or to arrange for the endorsement of the relevant DTC Global Note to reflect the reduction in the principal amount represented thereby by the amount so transferred and to endorse the appropriate Euroclear/Cedel Global Note to reflect the increase in the principal amount represented thereby by the amount so transferred and, in either case, to sign in the relevant space on the relevant Note recording such reduction or increase and (ii) in the case of a total exchange, to cancel or arrange for the cancellation of the DTC Global Note.

               (d) Notwithstanding anything to the contrary contained in Section 11(b), if the Notes of any Series are for the time being represented by both a DTC Global Note and a Euroclear/Cedel Global Note and an authorized representative of the Euroclear or Cedel presents the Euroclear/Cedel Global Note to the Registrar or any Transfer Agent, accompanied by a written instrument of transfer in form satisfactory to the Registrar or such Transfer Agent, executed by the Euroclear or Cedel, as the case may be, or by Euroclear's or Cedel's attorney thereunto duly authorized in writing, for the purpose of registration of transfer of all or any portion of Euroclear's or Cedel's interest in such Euroclear/Cedel Global Note to DTC, such Euroclear/Cedel Global Note or the relevant interest therein shall be transferred upon the Note Register, and the Registrar shall endorse the Euroclear/Cedel Global Note to reflect the reduction of its principal amount by the aggregate principal amount so transferred and the appropriate DTC Global Note shall be endorsed by the Registrar to reflect the increase of its principal amount by the aggregate principal amount so transferred. The Registrar is hereby authorized on behalf of the Bank (i) to endorse or to arrange for the endorsement of the relevant Euroclear/Cedel Global Note to reflect the reduction in the principal amount represented thereby by the amount so transferred and to endorse the appropriate DTC Global Note to reflect the increase in the principal amount represented thereby by the amount so transferred, and in either case, to sign in the relevant space on the relevant Note recording such reduction or increase and (ii) in the case of a total exchange, to cancel or arrange for the cancellation of the Euroclear/Cedel Global Note.

               (e) At the option of the holder of a Registered Note, such Registered Note may be exchanged for other Registered Notes of any authorized denominations of an equal aggregate principal amount and of like tenor with identical terms and provisions, upon surrender of the Registered Note to be exchanged at the offices of the Registrar or any Transfer Agent. Whenever any Registered Notes are so surrendered for exchange, the Registrar shall complete, authenticate and deliver the Registered Notes which the holder of the Registered Note making the exchange is entitled to receive. Except as provided in Section 9, owners of beneficial interests in a Registered Global Note shall not be entitled to have Notes registered in their names, shall not receive or be entitled to receive physical delivery of Definitive Registered Notes and shall not be considered the owners or holders thereof under this Agreement.

               (f) Notwithstanding the foregoing, neither the Registrar nor any Transfer Agent shall register the transfer of or exchange (i) any Registered Note that has been called for redemption in whole or in part, except the unredeemed portion of any Registered Note being redeemed in part, (ii) any Registered Note during the period beginning at the opening of business 15 days before the mailing of a notice of such redemption and ending at the close of business on the day of such mailing, or (iii) any Registered Global Note if the Registrar or Transfer Agents learn that such proposed transfer or exchange would violate any legend contained on the face of such Registered Global Note.

               (g) All Registered Notes issued upon any registration of transfer or exchange of Registered Notes shall be valid obligations of the Bank, evidencing the same debt, and entitled to the same benefits as the Registered Notes surrendered upon such registration of transfer or exchange.

               (h) No service charge shall be made to a holder of Registered Notes for any transfer or exchange of Registered Notes, but the Transfer Agent will require payment of a sum sufficient to cover any stamp or other tax, duty, assessment or governmental charge that may be imposed in connection therewith.

               (i) The Bank and the Agents and any agent of the Bank or the Agents, may treat the holder in whose name a Registered Note is registered as the owner of such Registered Note for all purposes, whether or not such Registered Note be overdue, and neither the Bank, the Agents, nor any such agent shall be affected by notice to the contrary except as required by applicable law.

               (j) The Bank and Agents and any agent of the Bank or the Agents, may treat the holder of a Bearer Note as the owner of such Bearer Note for all purposes, whether or not such Bearer Note be overdue, and neither the Bank, the Agents nor any such agent shall be affected by notice to the contrary except as required by law.

               Section 12.  Terms of Issue.

               (a) The Registrar and the London Issuing Agent shall ensure that all Notes delivered to and held by it under this Agreement are issued only in authorized denominations and otherwise in accordance with the instructions received by it.

               (b) Subject to the procedures set out in the Procedures Memorandum, the Registrar shall be entitled to treat a facsimile communication and the London Issuing Agent shall be entitled to treat a tested telex or facsimile communication from a person purporting to be an Authorized Representative as sufficient instructions and authority of the Bank for the Registrar and the London Issuing Agent to act in accordance with instructions received by it pursuant to Section 12(a).

               (c) Unless otherwise agreed in writing between the Bank and the Global Agent, each Note credited to the Global Agent's account with DTC, Euroclear or Cedel following the delivery of a Registered Global Note to a custodian of DTC or a common depositary of Euroclear and Cedel in accordance with clause (v) of Section 5(a) or the delivery of a Temporary Global Note to a common depositary of Euroclear and Cedel in accordance with clause (iv) of Section 6(a), as the case may be, shall be held to the order of the Bank. The Registrar or the London Issuing Agent, as the case may be, shall ensure that the principal amount of Notes which the relevant purchaser has agreed to purchase is:

               (i) debited from the account of the Registrar or the London Issuing Agent, as the case may be; and

              (ii) credited to the account of such purchaser with DTC or Euroclear or Cedel, as the case may be;

     in each case only upon receipt by the Registrar or the London Issuing Agent, as the case may be, on behalf of the Bank of the purchase price due from the relevant purchaser with respect to such Notes.

               (d) If on the relevant settlement date the purchaser does not pay the full purchase price due from it with respect to any Note (the "Defaulted Note") and, as a result, the Defaulted Note remains in the account of the Registrar or the London Issuing Agent, as the case may be, with DTC or Euroclear and/or Cedel after such settlement date, the Registrar or the London Issuing Agent, as the case may be, shall continue to hold the Defaulted Note to the order of the Bank. The Registrar or the London Issuing Agent, as the case may be, shall notify the Bank forthwith of the failure of the purchaser to pay the full purchase price due from it with respect to any Defaulted Note and shall subsequently, unless otherwise instructed by the Bank, notify the Bank forthwith upon receipt from the purchaser of the full purchase price with respect to such Defaulted Note.

               (e) In the event of an issue of Notes which is to be listed on a Stock Exchange, subject to timely receipt of issuance instructions from the Bank in accordance with the terms of the Procedures Memorandum, the London Paying Agent shall promptly, and in any event prior to the settlement date with respect to such issue, send the Pricing Supplement with respect to such Notes to the relevant Listing Agent (as defined in Offering Circular). The London Paying Agent or the Luxembourg Paying Agent as the case may be, shall take such actions as may be requested from time to time in writing by the Bank or the Listing Agent (as defined in the Offering Circular) to permit the Notes, if applicable, to be listed on the Stock Exchange.

               (f) The Procedures Memorandum shall not be amended by the Bank without the prior written approval of the NY Paying Agent or the London Paying Agent.

               Section 13.  Payments.

               (a) The New York Paying Agent or the London Paying Agent, as the case may be, shall advise the Bank, no later than five Business Days (as defined below) prior to the date on which any payment is to be made to the New York Paying Agent or the London Paying Agent, as the case may be, pursuant to this Section 13(a), of the total amount of any principal of, premium, if any, and interest due on Notes on any Interest Payment Date or any maturity date or date of redemption or repayment and the Bank shall (i) before 11:00 a.m. New York City time (or London time if to the London Paying Agent) on the second Business Day prior to the date on which any payment with respect to any Notes become due, confirm to the New York Paying Agent or the London Paying Agent, as the case may be, by tested telex or facsimile or by other means acceptable to the Bank and the New York Paying Agent or the London Paying Agent, as the case may be, that it has been given instructions for the transfer of the relevant funds to the New York Paying Agent or the London Paying Agent, as the case may be, and the name and the account of the bank through which such payment is being made and provide details of the person or department in such bank to which communications to such bank should be addressed and (ii) not later than the Payment Time (as defined below) on the Business Day on which any payment with respect to any Notes becomes due, transfer to an account specified by the New York Paying Agent or the London Paying Agent, as the case may be, such amount in the relevant currency as shall be sufficient for the purposes of such payment in funds settled through such payment system as the New York Paying Agent or the London Paying Agent, as the case may be, and the Bank may agree. As used in this subsection (a), the term "Payment Time" means 11:00 a.m. local time in the principal financial center of the country of the currency in which the payment is required to be made or, in the case of a payment in ECU, Brussels. For the purpose of this Section 13, "Business Day" means a day (other than a Saturday or a Sunday) on which commercial banks and foreign exchange markets settle payments in The City of New York and London. For the purposes of this Section 13, all payments made to the NY Paying Agent and the London Paying Agent shall be transmitted by the Bank.

               (b) Subject to the New York Paying Agent or the London Paying Agent, as the case may be, being satisfied in its sole discretion that payment will be duly made as provided in Section 13(a), the Global Agent or the relevant Paying Agent shall pay or cause to be paid all amounts due with respect to the Notes on behalf of the Bank in the manner provided in the Notes. If any payment provided for in Section 13(a) is made late but otherwise in accordance with the provisions of this Agreement, the Global Agent and each Paying Agent shall nevertheless make payments with respect to the Notes as aforesaid following receipt by it of such payment. The Bank will reimburse the New York Paying Agent or the London Paying Agent for the cost of funding for any amount paid out by such paying agent which is reimbursed on a later date by the Bank.

               (c) If for any reason the New York Paying Agent or the London Paying Agent, as the case may be, considers in its sole discretion that the amounts to be received by the New York Paying Agent or the London Paying Agent, as the case may be, pursuant to Section 13(a) will be, or the amounts actually received by it pursuant thereto are, insufficient to satisfy all claims with respect to all payments then falling due with respect to the Notes, the New York Paying Agent or the London Paying Agent, as the case may be, shall then forthwith notify the Bank of such insufficiency and, until such time as the New York Paying Agent or the London Paying Agent, as the case may be, has received the full amount of all such payments, neither the Global Agent nor any Paying Agent shall be obliged to pay any such claims.

               (d) The New York Paying Agent or the London Paying Agent, as the case may be, shall on demand promptly reimburse, from funds received from the Bank, each Paying Agent for payments with respect to Notes properly made by such Paying Agent in accordance with the terms thereof and with this Agreement unless the New York Paying Agent or the London Paying Agent, as the case may be, has notified the Paying Agent, prior to the opening of business in the location of the office of the Paying Agent through which payment with respect to the Notes can be made on the due date of a payment with respect to the Notes, that the Global Agent or the London Paying Agent, as the case may be, does not expect to receive sufficient funds to make payment of all amounts falling due with respect to such Notes.

               Section 14. Determinations and Notifications with respect to Notes.

               (a) The London Paying Agent shall prepare and deliver monthly reports to the Bank of England, the Ministry of Finance of Japan, the German Central Bank and, if required, the Swiss National Bank, and, if agreed between the Bank and the London Paying Agent, shall take all necessary action to comply with such other reporting requirements of any competent authority in respect of any relevant currency as it may be directed, in writing, from time to time with respect to the Notes to be issued hereunder.

               (b) For purposes of monitoring the aggregate principal amount of Notes outstanding at any time under the Program, the Exchange Rate Agent shall determine the U.S. Dollar equivalent of the principal amount of each Series of Notes denominated in another currency, each Series of Dual Currency Notes, each Series of Indexed Notes, each Series of Zero Coupon Notes and each Series of Partly Paid Notes as follows:

               (i) the U.S. Dollar equivalent of Notes denominated in a currency other than U.S. Dollars shall be determined by the Exchange Rate Agent as of 2:30 P.M., London time, on the Original Issue Date for such Notes by reference to the spot rate for U.S. Dollars against the Specified Currency provided to the Exchange Rate Agent by the Bank or, if such spot rate is not so provided on a timely basis, by reference to the Exchange Rate Agent's middle market spot rate for U.S. Dollars against the Specified Currency on the London Business Day immediately preceding the date on which the Exchange Rate Agent receives the Bank's instruction to issue the Notes;

              (ii) the U.S. Dollar equivalent of Dual Currency Notes and Indexed Notes shall be determined by the Exchange Rate Agent in the manner specified in clause (i) above by reference to the original principal amount of such Notes;

             (iii) the principal amount of Zero Coupon Notes and any other Notes issued at a discount shall be deemed to be the U.S. Dollar equivalent, determined in the manner specified in clause (i) above, of the face value of the Note for the relevant issue; and

              (iv) the U.S. Dollar equivalent of Partly Paid Notes shall be determined by the Exchange Rate Agent in the manner specified in clause (i) above by reference to the principal amount thereof regardless of the amount of money paid up on such Notes.

               The Exchange Rate Agent shall promptly notify the Bank of each determination made as aforesaid. As used in this Section 14(b), "London Business Day" means any day (other than a Saturday or Sunday) on which commercial banks and foreign exchange markets settle payments in London.

               Section 15.  Notice of any Withholding or Deduction.

               If the Bank is, with respect to any payments, compelled to withhold or deduct any amount for or on account of taxes, duties, assessments or governmental charges as specifically contemplated under the terms of the Notes, the Bank shall give notice thereof to the Global Agent, each other Paying Agent and the Registrar, if applicable, as soon as it becomes aware of the requirement to make such withholding or deduction and shall give to the Global Agent, each other Paying Agent and the Registrar, if applicable, such information as it shall require to enable them to comply with such requirement.

               Section 16.  Redemption of Notes.

               (a) If any Notes are to be redeemed prior to their Stated Maturity Date in accordance with their terms, the Bank shall notify the Global Agent not more than 75 nor less than 45 days prior to the relevant redemption date of the Bank's election to redeem such Notes in whole or in part in increments of US$1,000 or the equivalent thereof in other currencies, or as otherwise provided in the applicable Note or required by applicable laws and regulations.

               (b) Whenever less than all the Notes at any time outstanding are to be redeemed, the terms of the Notes to be so redeemed shall be selected by the Bank. If less than all the Notes with identical terms at any time outstanding are to be redeemed, the Notes to be so redeemed shall be selected by the Global Agent or any Paying Agent on its behalf by lot or in any usual manner approved by it. The Global Agent shall promptly notify the Bank in writing of the Notes selected for redemption and, in the case of Notes selected for partial redemption, the principal amount thereof to be redeemed.

               (c) Unless otherwise specified in the applicable Note, notice of redemption shall be given by the New York Paying Agent or the London Issuing Agent, at the Bank's expense, not more than 60 nor less than 30 calendar days prior to the redemption date to each holder of a Note to be redeemed. Notices in respect of Registered Notes to be redeemed shall be given by first-class mail, postage prepaid, to each holder's address appearing in the Note Register. In the case of Bearer Notes to be redeemed, the London Issuing Agent shall publish the notice required in connection with any such redemption and shall at the same time also publish a separate list of serial numbers of any Notes previously selected and not presented for redemption. All notices of redemption shall identify the Notes to be redeemed (including CUSIP, Common Code and ISIN numbers), the date fixed for redemption, the redemption price, the manner in which redemption will be effected and, in the case of a partial redemption, the serial numbers (and principal amounts) of the Notes to be redeemed.

               (d) Notice of redemption having been given as described above, the Notes so to be redeemed shall, on the redemption date, become due and payable at the redemption price specified in such Notes, and from and after such date such Notes shall cease to bear interest. Upon surrender of any such Notes for redemption in accordance with such notice, the Global Agent or the relevant Paying Agent shall pay or cause to be paid such Notes at the redemption price specified in such Notes, together with unpaid interest accrued on such Notes at the applicable rate borne by such Notes to the redemption date.

               (e) Any Registered Note or Definitive Bearer Note which is to be redeemed only in part shall be surrendered to the London Issuing Agent or the Registrar, as the case may be, and the London Issuing Agent or the Registrar, as the case may be, shall complete, authenticate and deliver to a holder of such Note, without service charge, a new Registered Note or Definitive Bearer Note, of any authorized denomination as requested by such holder, in an aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Note so surrendered.

               Section 17.  Repayment of Notes.

               (a) In order for any Note, in accordance with its terms, to be repaid in whole or in part at the option of the holder thereof prior to its stated maturity, such Note must be delivered by the holder thereof, with the form entitled "Option to Elect Repayment" (set forth in such Note) duly completed, to the Global Agent or such other Paying Agent, at the address set forth in such form or at such place or places of which the Bank shall from time to time notify the holders of the Notes, not more than 60 nor less than 30 days prior to any date fixed for such repayment of such Notes (the "Optional Repayment Date").

               (b) Upon surrender of any Note for repayment in accordance with the provisions set forth above, the Note to be repaid shall, on the

     Optional Repayment Date, become due and payable, and the Global Agent or the relevant Paying Agent shall pay or cause to be paid such Note on the Optional Repayment Date at a price, unless otherwise specified in such Note, equal to 100% of the principal amount thereof, together with accrued interest to the Optional Repayment Date.

               (c) If less than the entire principal amount of any Note is to be repaid, the holder thereof shall specify the portion thereof (which shall be in increments of US$1,000 or the equivalent thereof in other currencies, or as otherwise provided in the applicable Note or required by the applicable laws and regulations for currencies other than the U.S. Dollar) which such holder elects to have repaid and shall surrender such Note to the Global Agent, and the London Issuing Agent or the Registrar, as the case may be, shall complete, authenticate and deliver to the holder of such Note, without service charge, a new Note or Notes in an aggregate principal amount equal to and in exchange for the unrepaid portion of the principal of the Note so surrendered and in such denominations as shall be specified by such holder, or as otherwise provided in the applicable Note or required by applicable laws and regulations.

               Section 18.  Notices to Holders.

               (a) On behalf of and at the request and expense of the Bank and except as provided by subparagraph (c), the Global Agent shall give all notices required to be given by the Bank in accordance with the Notes.

               (b) All notices with respect to Registered Notes shall be mailed by the Global Agent by first-class mail, postage prepaid, to the holders thereof at their addresses appearing in the Note Register.

               (c) All notices with respect to Bearer Notes shall be published by the London Issuing Agent in one leading English language daily newspaper with circulation in London or, if that is not possible, one other English language newspaper with general circulation in Europe as the Bank, in consultation with the London Issuing Agent, shall decide, and, if directed by the Bank in writing, the London Issuing Agent shall, in accordance with such direction, also publish notices in a manner that complies with the rules and regulations of any Stock Exchange on which the Notes are for the time being listed. Any such notice shall be deemed to have been given on the date of the first publication.

               (d) Notwithstanding any contrary provision contained in this Agreement, until such time as any Definitive Bearer Notes are issued, the Global Agent may, so long as Temporary Global Notes or Permanent

     Global Notes are held in their entirety on behalf of Euroclear and Cedel, substitute for such publication required by Section 18(c) the delivery of the relevant notice to Euroclear and Cedel and such other clearing system for communication by them to the beneficial owners of interests in the Temporary Global Notes and Permanent Global Notes; provided, however, that, so long as the rules of any Stock Exchange so require and if so directed in writing by the Bank, such publication will nevertheless be made as described in the preceding paragraph in respect of Bearer Notes listed on such Stock Exchange. Any such notice shall be deemed to have been given to the beneficial owners of interests in the Temporary Global Notes and Permanent Global Notes on the seventh day after the day on which said notice was given to Euroclear and/or Cedel and/or such other clearing system.

               Section 19.  Cancellation of Notes, Receipts, Coupons and
     Talons.

               (a) All Notes which are purchased by or on behalf of the Bank, together (in the case of Definitive Bearer Notes) with all unmatured Receipts, Coupons or Talons (if any) attached thereto or surrendered therewith, may, at the election of the Bank, be cancelled by the Bank. Where any Notes, Receipts, Coupons or Talons are purchased and cancelled as aforesaid, the Bank shall procure that all relevant details are promptly given to the Global Agent and that all Notes, Receipts, Coupons or Talons so cancelled are delivered to the Global Agent. All Notes which are redeemed, all Receipts or Coupons which are paid and all Talons which are exchanged shall be cancelled by the Global Agent or any other Paying Agent by which they are redeemed, paid or exchanged. Each of the Paying Agents shall give to the Global Agent details of all payments made by it and shall deliver a certificate of destruction for all cancelled Notes, Receipts, Coupons and Talons to the Global Agent or to any Paying Agent authorized from time to time in writing by the Global Agent to accept delivery of cancelled Notes, Receipts, Coupons and Talons.

               (b) A certificate stating:

               (i) the aggregate principal amount of Notes which have been redeemed and the aggregate amount paid in respect thereof;

              (ii) the number of Notes cancelled together (in the case of Definitive Bearer Notes) with details of all unmatured Receipts, Coupons or Talons (if any) attached thereto or delivered therewith;

             (iii) the aggregate amount paid with respect to interest on the Notes;

              (iv) the total number by maturity date of Receipts, Coupons and Talons so cancelled; and

               (v) (in the case of Definitive Bearer Notes) the serial numbers of such Notes,

     shall be given to the Bank by the Global Agent as soon as reasonably practicable upon request.

               (c) Subject to being duly notified in due time and if so requested, the Global Agent shall give a certificate to the Bank, within three months of the date of purchase and cancellation of Notes as aforesaid, stating:

               (i)  the principal amount of Notes so purchased and cancelled;

              (ii)  the serial numbers of such Notes; and

             (iii) the total number by maturity date of the Receipts, Coupons and Talons (if any) appertaining thereto and surrendered therewith or attached thereto.

               (d) The Global Agent, or the applicable Paying Agent, shall destroy (in accordance with its customary procedures) all cancelled Notes, Receipts, Coupons and Talons (unless otherwise previously instructed by the Bank) and, if requested, forthwith upon destruction, furnish the Bank with a certificate of the serial numbers of the Notes and the number by maturity date of Receipts, Coupons and Talons so destroyed.

               (e) Without prejudice to the obligations of the Global Agent pursuant to Section 19(b), the Global Agent shall keep a full and complete record of all Notes, Receipts, Coupons and Talons (other than serial numbers of Coupons, except those which have been replaced pursuant to
     Section 20) and of all replacement Notes, Receipts, Coupons or Talons issued in substitution for mutilated, defaced, destroyed, lost or stolen Notes, Receipts, Coupons or Talons. The Global Agent shall at all reasonable times make such record available to the Bank and any person authorized by any of them for inspection and for the taking of copies thereof or extracts therefrom.

               (f) All records and certificates made or given pursuant to this
     Section 19 and Section 20 shall make a distinction between Notes, Receipts, Coupons and Talons of each Series and Tranche, as appropriate.

               Section 20. Issue of Replacement Notes, Receipts, Coupons and Talons.

               (a) The Bank will cause a sufficient quantity of additional forms of Notes, Receipts, Coupons and Talons to be available, upon request, to the London Issuing Agent (in the case of Temporary Global Notes, Permanent Global Notes, Receipts, Coupons and Talons) and to the Registrar (in the case of Registered Global Notes) at their specified office for the purpose of issuing replacement Notes, Receipts, Coupons and Talons as provided below.

               (b) The London Issuing Agent or the Registrar will, subject to and in accordance with the terms of the Notes and the following provisions of this Section 20, cause to be delivered any replacement Notes, Receipts, Coupons and Talons which the Bank may determine to issue in place of Notes, Receipts, Coupons and Talons which have been lost, stolen, mutilated, defaced or destroyed.

               (c) In the case of a mutilated or defaced Note, the London Issuing Agent or the Registrar shall ensure that (unless otherwise covered by such indemnity as the Bank may require) any replacement Note will only have attached to it Receipts, Coupons and Talons corresponding to those (if any) attached to the mutilated or defaced Note which is presented for replacement.

               (d) Neither the London Issuing Agent nor the Registrar shall issue any replacement Note, Receipt, Coupon or Talon unless and until the applicant therefor shall have:

               (i) paid such costs as may be incurred in connection therewith;

              (ii) furnished it with such evidence (including evidence as to the serial number of such Note, Receipt, Coupon or Talon) and indemnity (which may include a bank guarantee) as the Bank and the Registrar or the London Issuing Agent, as the case may be, may require; and

             (iii) in the case of any mutilated or defaced Note, Receipt, Coupon or Talon, surrendered the same to the Registrar or the London Issuing Agent, as the case may be.

               (e) The Registrar or the London Issuing Agent, as the case may be, shall cancel any mutilated or defaced Notes, Receipts, Coupons and Talons with respect to which replacement Notes, Receipts, Coupons and Talons have been issued pursuant to this Section 20 and shall, if requested, furnish the Bank with a certificate stating the serial numbers of the Notes, Receipts, Coupons and Talons so cancelled and, unless otherwise instructed by the Bank in writing, shall destroy (in accordance with its customary procedures) such cancelled Notes, Receipts, Coupons and Talons and, if requested, furnish the Bank with a destruction certificate containing the information specified in Section 19(c).

               (f) The Registrar or the London Issuing Agent, as the case may be, shall, on issuing any replacement Note, Receipt, Coupon or Talon, within three Business Days inform the Bank, the Global Agent and the Paying Agents of the serial number of such replacement Note, Receipt, Coupon or Talon issued and (if known) of the serial number of the Note, Receipt, Coupon or Talon in place of which such replacement Note, Receipt, Coupon or Talon has been issued. Whenever replacement Receipts, Coupons or Talons are issued pursuant to the provisions of this Section 20, the Registrar or the London Issuing Agent, as the case may be, shall also notify the Global Agent and the Paying Agents of the maturity dates of the lost, stolen, mutilated, defaced or destroyed Receipts, Coupons or Talons and of the replacement Receipts, Coupons or Talons issued.

               (g) The Global Agent shall keep a full and complete record of all replacement Notes, Receipts, Coupons and Talons issued and shall make such record available at all reasonable times to the Bank and any persons authorized by the Bank for inspection and for the taking of copies thereof or extracts therefrom.

               (h) Whenever any Definitive Bearer Note, Receipt, Coupon or Talon for which a replacement Note, Receipt, Coupon or Talon has been issued and with respect to which the serial number is known is presented to the Global Agent or any of the Paying Agents for payment, the Global Agent or, as the case may be, the relevant Paying Agent shall immediately send notice thereof to the Bank and the Global Agent.

               Section 21. Copies of This Agreement and Each Pricing Supplement Available for Inspection.

               The Global Agent and the Paying Agents shall, for as long as any Note remains outstanding, hold copies of this Agreement, the Offering Circular (as amended or supplemented from time to time), each Pricing Supplement (except that a Pricing Supplement relating to unlisted Notes will only be available for inspection by a holder of such a Note upon production of evidence satisfactory to the relevant Paying Agent as to the identity of such holder), the Bank's Articles of Association and By-Laws, as amended or restated and any documents incorporated by reference into the Offering Circular available for inspection. For this purpose, the Bank shall furnish the Global Agent and the Paying Agents with sufficient copies of each of such documents.

               Section 22.  Commissions and Expenses.

               (a) The Bank shall pay to the Global Agent such fees and commissions as the Bank and the Global Agent may separately agree from time to time with respect to the services of the Agents, hereunder together with any reasonable and properly documented expenses (including legal, printing, postage, tax, cable and advertising expenses) incurred by the Agents in connection with their said services. Nothing in this Agreement shall obligate the Agents to take any action which would involve any such expenses, unless and until the Global Agent shall have received payment in respect thereof.

               (b) The Global Agent shall make payment of the fees and commissions due hereunder to the Agents, and shall reimburse their expenses promptly after the receipt of the relevant monies from the Bank. The Bank shall not be responsible for any such payment or reimbursement by the Global Agent to the Agents.

               Section 23.  Indemnity.

               (a) The Bank shall protect, indemnify and hold harmless the Global Agent and each of the other Agents against any losses, liabilities, costs, claims, actions, demands or expenses (including, but not limited to, all reasonable costs, charges and expenses paid or incurred in disputing or defending any of the foregoing) which the Agents may incur or which may be made against the Agents as a result of or in connection with their appointment by the Bank or the exercise of the Agents' powers and duties hereunder except any losses, liabilities, costs, claims, actions, demands or expenses as may relate to, result from or arise from the Agents' or any Agent's willful or intentional default, negligence or bad faith or that of their officers, directors, employees, agents, representatives or attorneys or any breach by an Agent of the terms of this Agreement.

               (b) The Global Agent, on behalf of each of the Agents and for itself, shall protect, indemnify and hold harmless the Bank against any losses, liabilities, costs, claims, actions, demands or expenses (including, but not limited to, all reasonable costs, charges and expenses paid or incurred in disputing or defending the foregoing) that may relate to, result from or arise from the Agents' or any Agent's willful or intentional default, negligence or bad faith or that of their officers, directors, employees, agents, representatives or attorneys or any breach by an Agent of the terms of this Agreement.

               (c) The obligations of the parties hereto under this section shall survive the payment of the Notes, the resignation or removal of any Agent and the termination of this Agreement.

               (d) Without prejudice to any other provisions of this Agreement, subject to the provisions of Section 23(b) set forth above, and in consideration of each Agent agreeing to act on communications and instructions given by facsimile, the Bank will on demand indemnify and keep indemnified each Agent against any losses, liabilities, costs, expenses, claims, actions or demands (including, without limitation, all legal fees and expenses and any Value Added Tax payable on such sums) which such Agent may incur or which may be made against such Agent as a result of such Agent acting on such communications or instructions which such Agent believes in good faith to have been given by the Bank.

               Section 24.  Repayment by the Global Agent.

               (a) The Global Agent shall, forthwith on written demand, repay to the Bank sums equivalent to any amounts paid by the Bank to the Global Agent for the payment of principal (and premium, if any) or interest with respect to any Registered Notes and remaining unclaimed at the end of two years after the principal of such Registered Notes shall have become due and payable (whether at the Stated Maturity Date or otherwise) and monies sufficient therefor shall have been duly made available for payment, provided that there is not any outstanding, bona fide and proper claim with respect to such amounts. Upon such repayment all liability of the Global Agent with respect to such funds shall thereupon cease.

               (b) Bearer Notes, Receipts and Coupons shall become void unless presented for payment within a period of two years from the date on which the related payment of principal or interest shall have become due and payable and monies sufficient therefor shall have been made available for payment. The Global Agent shall, forthwith on written demand, repay to the Bank sums equivalent to any amounts paid by the Bank to the Global Agent or other Agents for the payment of principal (premium, if any) or interest with respect to any such Bearer Note, Receipt or Coupon and remaining unclaimed when such Bearer Note, Receipt or Coupon becomes void and all liability with respect thereto shall thereupon cease.

               Section 25.  Conditions of Appointment.

               (a) The Global Agent shall be entitled to deal with money paid to it by the Bank for the purpose of this Agreement in the same manner as other money paid to a banker by its customers except:

               (i) that it shall not exercise any right of set-off, lien or similar claim in respect thereof;

              (ii)  as provided in Section 25(b) below; and

             (iii) that it shall not be liable to account to the Bank for any interest thereon except as otherwise agreed in writing between the Bank and the Global Agent.

               (b) In acting hereunder and in connection with the Notes, the Agents shall act solely as agents of the Bank and will not thereby assume any obligations towards or relationship of agency or trust for or with any of the owners or holders of the Notes, Receipts, Coupons or Talons, except that all funds held by the Global Agent or the Paying Agents for payment to the Noteholders and deposited by the Bank for payment of specific Notes, Receipts, Talons or Coupons shall be held for the benefit of such holders or owners and applied as set forth herein, but need not be segregated from other funds except as required by law.

               (c) The Agents hereby undertake to the Bank to perform such obligations and duties, and shall be obligated to perform such duties and only such duties, as are herein, in the Notes and in the Procedures Memorandum specifically set forth, and no implied duties or obligations shall be read into this Agreement or the Notes or the Procedures Memorandum against any of the Agents.

               (d) The Global Agent may consult with reputable legal and other professional advisers of its selection and the written opinion of such advisers, rendered in good faith, shall be full and complete protection with respect to any action taken, omitted or suffered hereunder in good faith and in accordance with the opinion of such advisers.

               (e) Each of the Agents shall be protected and shall incur no liability for or with respect to any action taken, omitted or suffered in good faith reliance upon any instruction, request or order from the Bank or any notice, resolution, direction, consent, certificate, affidavit, statement, cable, telex, facsimile or other paper or document which it reasonably believes to be genuine and to have been delivered, signed or sent by an Authorized Representative.

               (f) Any of the Agents and any of their officers, directors and employees may become the owner of, or acquire any interest in, any Notes, Receipts, Coupons or Talons with the same rights that it or he would have if such Agent(s) concerned were not appointed hereunder, and may engage or be interested in any financial or other transaction with the Bank and may act on, or as depositary, trustee or agent for, any committee or body of holders of Notes or Coupons or in connection with any other obligations of the Bank as freely as if such Agent(s) were not appointed hereunder.

               (g) No Agent shall be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder if there is reasonable ground for believing that the repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

               (h) Any Agent may execute any of the duties or powers hereunder or perform any duties hereunder either directly or by or through its agents, attorneys or custodian.

               Section 26.  Communication Between the Parties.

               A copy of all communications relating to the subject matter of this Agreement between the Bank or any Noteholders, Receiptholders or Couponholders and any of the Paying Agents, the Registrar, the London Issuing Agent or the Transfer Agent shall be sent to the Global Agent by the relevant Paying Agent or the Registrar, the London Issuing Agent or the Transfer Agent, as the case may be.

               Section 27. Changes in the Global Agent, the Paying Agents, the Registrar, the London Issuing Agent or the Transfer Agent.

               (a) The Bank agrees that, until no Note is outstanding or until monies for the payment of all amounts with respect to all outstanding Notes have been made available to the Global Agent (whichever is the later):

               (i) so long as any Notes are listed on any Stock Exchange, there will at all times be a Paying Agent, a Registrar, a London Issuing Agent and a Transfer Agent having a specified office in each location required by the rules and regulations of the relevant Stock Exchange;

              (ii) there will at all times be a Paying Agent, a Registrar, a London Issuing Agent and a Transfer Agent with a specified office in a city in continental Europe unless, with respect of any Paying Agent, payments are permitted to be made in the United States and the Bank shall have appointed a Paying Agent in the United States; and

             (iii) there will at all times be a Global Agent.

               Any variation, termination, appointment or change shall only take effect (other than in the case of insolvency, when it shall be of immediate effect) after not less than 30 nor more than 45 days prior notice thereof shall have been given to the Noteholders in accordance with Section 18 provided that no such variation, termination, appointment or change shall take effect (except in the case of insolvency) within 15 days before or after any Interest Payment Date.

               (b) The Global Agent may (subject to the provisions of Section 27(d)) at any time resign as Global Agent by giving written notice to the Bank of such intention on its part, specifying the date on which its desired resignation shall become effective; provided, that such date shall never be less than two months after the receipt of such notice by the Bank unless the Bank agrees to accept less notice.

               (c) The Global Agent may (subject to the provisions of Section 27(d)) be removed at any time by the filing with it of an instrument in writing signed on behalf of the Bank specifying such removal and the date when it shall become effective.

               (d) Any resignation under Section 27(b) or removal under Section 27(c) shall only take effect upon the appointment by the Bank (with notice to the Global Agent) of a successor Global Agent and (other than in cases of insolvency of the Global Agent) on the expiration of the notice to be given under Section 27(b). If, by the day falling 20 days before the expiration of any notice under Section 27(b), the Bank has not appointed a successor Global Agent, then the Global Agent shall be entitled, following such consultation with the Bank as may be practicable in the circumstances, on behalf of the Bank, to appoint as a successor Global Agent in its place such reputable financial institution of good standing as it may reasonably determine to be capable of performing the duties of the Global Agent hereunder, and, if, by the day falling 10 days before the expiration of any notice under Section 27(b), the Global Agent has not appointed a successor Global Agent, then the Global Agent may, at the expense of the Bank, petition any court of competent jurisdiction for the appointment of a successor agent to such Global Agent. Upon the appointment of a successor agent hereunder, the parties hereto and such successor agent shall thereafter have the same rights and obligations among them as would have been the case had they then entered into an agreement in the form mutatis mutandis of this Agreement.

               (e) In case at any time the Global Agent resigns, or is removed, or becomes incapable of action or is adjudged bankrupt or insolvent, or files a voluntary petition in bankruptcy or makes an assignment for the benefit of its creditors or consents to the appointment of an administrator, liquidator or administrative or other receiver of all or a substantial part of its property, or if an administrator, liquidator or administrative or other receiver of it or all or a substantial part of its property is appointed, or it admits in writing its inability to pay or meet its debts as they become due, or if an order of any court is entered approving any petition filed by or against it under the provisions of any applicable bankruptcy or insolvency law or if any officer takes charge or control of it or of its property or affairs for the purpose of rehabilitation, administration or liquidation, a successor Global Agent may be appointed by the Bank by an instrument in writing filed with the successor Global Agent. Upon the appointment as aforesaid of a successor Global Agent and acceptance by the latter of such appointment and (other than in the case of insolvency of the Global Agent) upon expiration of the notice to be given under Section 27(b) the Global Agent so superseded shall cease to be the Global Agent hereunder.

               (f) Subject to Section 27(a), the Bank may terminate the appointment of any Paying Agent, the Registrar, the London Issuing Agent or the Transfer Agent at any time and/or appoint one or more further Paying Agents, Registrars, London Paying Agents or Transfer Agents by giving to the Global Agent, and to the relevant Paying Agent, Registrar, London Issuing Agent or Transfer Agent, at least 45 days notice in writing to that effect.

               (g) Subject to Section 27(a), all or any of the Paying Agents or Transfer Agents may resign their respective appointments hereunder at any time by giving the Bank and the Global Agent at least 45 days written notice to that effect.

               (h) Upon its resignation or removal becoming effective, the Global Agent or the relevant Paying Agent, Registrar, London Issuing Agent or Transfer Agent:

               (i) shall, in the case of the Global Agent, forthwith transfer all monies held by it hereunder and the records referred to in Sections 11(a), 19(c) and 20(g) to the successor Global Agent hereunder; and

              (ii) shall be entitled to the payment by the Bank of its commissions and fees for the services theretofore rendered hereunder in accordance with the terms of Section 22.

               (i) Upon its appointment becoming effective, a successor Global Agent and any new Paying Agent, London Issuing Agent, Registrar or Transfer Agent shall, without further act, deed or conveyance, become vested with all the authority, rights, powers, trust, immunities, duties and obligations of such predecessor with like effect as if originally named as Global Agent or (as the case may be) a Paying Agent, London Issuing Agent, Registrar or Transfer Agent hereunder.

               Section 28.  Merger and Consolidation.

               Any corporation into which the Global Agent or any other Agent may be merged, or any corporation with which the Global Agent or any other Agent may be consolidated, or any corporation resulting from any merger or consolidation to which the Global Agent or any other Agent shall be a party, or any corporation to which the Global Agent or any other Agent shall sell or otherwise transfer all or substantially all the assets or the corporate trust business of the Global Agent or other Agent shall, on the date when such merger, consolidation or transfer becomes effective and to the extent permitted by any applicable laws, become the successor Global Agent or, as the case may be, Paying Agent, London Issuing Agent, Registrar or Transfer Agent under this Agreement without the execution or filing of any paper or any further act on the part of the parties hereto, unless otherwise required by the Bank, and after the said effective date all references in this Agreement to the Global Agent or, as the case may be, such Paying Agent, London Issuing Agent, Registrar or Transfer Agent shall be deemed to be references to such corporation. Notice of any such merger, consolidation or transfer shall forthwith be given to the Bank by the relevant Agent.

               Section 29.  Notifications.

               Following receipt of notice of resignation from the Global Agent or any Paying Agent, Registrar, London Issuing Agent or Transfer Agent and forthwith upon appointing a successor Global Agent or, as the case may be, further or other Paying Agents, Registrars, London Issuing Agents or Transfer Agents or on giving notice to terminate the appointment of any Global Agent or, as the case may be, Paying Agent, Registrar, London Issuing Agent or the Transfer Agent, the Bank shall give or cause to be given not more than 45 days nor less than 30 days notice thereof to the Noteholders in accordance with Section 18.

               Section 30.  Change of Specified Office.

               If the Global Agent or any Paying Agent, London Issuing Agent, Registrar or Transfer Agent determines to change its specified office it shall give to the Bank and (if applicable) the Global Agent written notice of such determination giving the address of the new specified office which shall be in the same city and stating the date on which such change is to take effect, which shall not be less than 45 days thereafter. The Global Agent (on behalf of the Bank) shall within 15 days of receipt of such notice (unless the appointment of the Global

     Agent or the relevant Paying Agent, London Issuing Agent, Registrar or Transfer Agent, as the case may be, is to terminate pursuant to Section 27 on or prior to the date of such change) give or cause to be given not more than 45 days nor less than 30 days notice thereof to the Noteholders in accordance with Section 18.

               Section 31.  Notices.

               Any notice or communication given to any party hereunder shall be sufficiently given or served:

               (a) if received by the person or an authorized officer within Corporate Trust Services and at the relevant address as specified on the signature page hereof;

               (b) if sent by facsimile transmission or tested telex to the relevant number specified on the signature page hereof and, if so sent, shall be deemed to have been delivered upon transmission provided such transmission is confirmed by the answer back of the recipient (in the case of tested telex) or when an acknowledgement of receipt is received (in the case of facsimile transmission).

               Section 32.  Taxes and Stamp Duties.

               Except as set forth in Section 11(h), the Bank agrees to pay any and all stamp and other documentary taxes or duties (other than any interest or penalties arising as a result of a failure by any other person to account promptly to the relevant authorities for any such duties or taxes after such person shall have received from the Bank the full amount payable in respect thereof) which may be payable in connection with the execution, delivery, performance and enforcement of this Agreement.

               Section 33.  Currency Indemnity.

               If, under any applicable law and whether pursuant to a judgment being made or registered against the Bank or for any other reason, any payment under or in connection with this Agreement is made or is to be satisfied in a currency (the "other currency") other than that in which the relevant payment is expressed to be due (the "required currency") under this Agreement, the Bank shall arrange to supply the "other currency" to the Global Agent or the relevant Paying Agent, Registrar, London Issuing Agent or Transfer Agent, in accordance with the payment timeframes specified in Section 13(a) of this Agreement.

               Section 34.  Amendments; Meetings of Holders.

               (a) The Notes and any Receipts and Coupons attached to the Definitive Bearer Notes may be amended by the Bank, and this Agreement may be amended by the Bank and the Global Agent, (i) for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective provision contained therein or herein, (ii) to make any further modifications of the terms of this Agreement necessary or desirable to allow for the issuance of any additional Notes (which modifications shall not be materially adverse to holders of outstanding Notes) or (iii) in any manner which the Bank (and, in the case of this Agreement, the Global Agent) may deem necessary or desirable and which shall not materially adversely affect the interests of the holders of the Notes, Receipts and Coupons, to all of which each holder of Notes, Receipts and Coupons shall, by acceptance thereof, be deemed to have consented. In addition, with the written consent of the holders of at least 66 2/3% of the principal amount of the Notes to be affected thereby, the Bank and the Global Agent may from time to time and at any time enter into agreements modifying or amending this Agreement or the provisions of the Notes, Receipts and Coupons for the purpose of adding any provisions to or changing in any manner or eliminating any provisions of this Agreement or of modifying in any manner the rights of the holders of Notes, Receipts and Coupons; provided, however, that no such modification or amendment may, without the consent of the holder of each outstanding Note affected thereby, (i) change the Stated Maturity Date with respect to any Note or reduce or cancel the amount payable at maturity; (ii) reduce the amount payable or modify the payment date for any interest with respect to any Note or vary the method of calculating the rate of interest with respect to any Note; (iii) reduce any minimum interest rate and/or maximum interest rate with respect to any Note; (iv) modify the currency in which payments under any Note and/or any Coupons appertaining thereto are to be made; (v) change the obligation of the Bank to pay Additional Amounts with respect to Notes, Receipts and Coupons; (vi) reduce the percentage in principal amount of outstanding Notes the consent of the holders of which is necessary to modify or amend this Agreement or the provisions of the Notes or to waive any future compliance or past default; or (vii) reduce the percentage in principal amount of outstanding Notes the consent of the holders of which is required at any meeting of holders of Notes at which a resolution is adopted. Any instrument given by or on behalf of any holder of a Note in connection with any consent to any such modification, amendment or waiver shall be irrevocable once given and shall be conclusive and binding on all subsequent holders of such Note. Any modifications, amendments or waivers to this Agreement or the provisions of the Notes, Receipts and Coupons shall be conclusive and binding on all holders of Notes, Receipts and Coupons, whether or not notation of such modifications, amendments or waivers is made upon the

     Notes, Receipts and Coupons. It will not be necessary for the consent of the holders of Notes to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof.

               (b) A meeting of holders of Notes may be called at any time and from time to time to make, give or take any request, demand authorization, direction, notice, consent, waiver or other action provided by this Agreement or the Notes to be made, given or taken by holders of Notes.

               (c) If requested by the Bank or the holders of at least 10% in principal amount of the outstanding Notes of a Series, the Global Agent shall call a meeting of holders of such Notes for any purpose specified in
     Section 34(b) to be held at such time and at such place in The City of New York as the Bank shall determine. Notice of every meeting of holders of Notes, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given by the Global Agent on behalf of the Bank to the holders of the Notes, in the same manner as provided in Section 18, not less than 21 nor more than 180 days prior to the date fixed for the meeting. If at any time the Bank or the holders of at least 10% in principal amount of the outstanding Notes of a Series shall have requested the Global Agent to call a meeting of the holders to take any action authorized in Section 34(b), by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Global Agent shall not have given notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the holders of Notes in the amount above-specified may determine the time and the place in The City of New York for such meeting and may call such meeting by giving notice thereof as provided in this Section 34(c).

               (d) To be entitled to vote at any meeting of holders of Notes of a Series, a person shall be a holder of outstanding Notes of such Series at the time of such meeting, or a person appointed by an instrument in writing as proxy for such holder.

               (e) The persons entitled to vote a majority in principal amount of the outstanding Notes of the relevant Series shall constitute a quorum. In the absence of a quorum, within 30 minutes of the time appointed for any such meeting, the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in Section 18 except that such notice need be given not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage of the principal amount of the outstanding Notes which shall constitute a quorum.

               Subject to the foregoing, at the reconvening of any meeting adjourned for a lack of a quorum, the persons entitled to vote 25% in principal amount of the outstanding Notes of the relevant Series constitute a quorum for the taking of any action set forth in the notice of the original meeting. Any meeting of holders of Notes at which a quorum is present may be adjourned from time to time by vote of a majority in principal amount of the outstanding Notes represented at the meeting, and the meeting may be held as so adjourned without further notice. At a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid, any resolution and all matters shall be effectively passed and decided if passed or decided by the persons entitled to vote a majority in principal amount of the outstanding Notes of such Series represented and voting at such meeting, provided that such amount approving such resolution shall be not less than 25% in principal amount of the outstanding Notes of such Series.

               Section 35.  References to Additional Amounts.

               All references in this Agreement to principal, premium and interest in respect of any Note shall, unless the context otherwise requires, be deemed to mean and include all Additional Amounts, if any, payable in respect thereof as set forth in such Note.

               Section 36.  Descriptive Headings.

               The descriptive headings in this Agreement are for convenience of reference only and shall not define or limit the provisions hereof.

               Section 37.  Governing Law.

               This Agreement is governed by, and shall be construed in accordance with, the laws of the State of New York, United States of America without regard to conflicts of laws principles.

               Section 38.  Waiver of Sovereign Immunity.

               To the extent that the Bank or any of its properties, assets or revenues may have or may hereafter become entitled to, or have attributed to it, any right of immunity, on the grounds of sovereignty or otherwise, from any legal action, suit or proceeding, from the giving of any relief in respect thereof, from set-off or counterclaim, from the jurisdiction of any court, from service of process, from attachment upon or prior to judgment, from attachment in aid of execution of judgment, or from execution of judgment, or other legal process or proceeding for the giving of any relief or for the enforcement of any judgment, in any jurisdiction in which proceedings may at any time be commenced, with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Agreement or the Notes, the Bank, to the maximum extent permitted by law, hereby irrevocably and unconditionally waives, and agrees not to plead or claim, any such immunity and consents to such relief and enforcement. This agreement and waiver are intended to be effective upon the execution and delivery of this Agreement by the Bank without any further act by the Bank and are intended to inure to the benefit of the Agents from time to time.

               Section 39.  Counterparts.

               This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

               IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


     The Bank
     --------
     MBNA AMERICA BANK, NATIONAL             1100 North King Street
     ASSOCIATION                             Wilmington, Delaware 19884
                                             Telephone:
                                             Fax:
     By:                                     Attention:
          ----------------------------
          Title:


     The Global Agent
     ----------------
     THE FIRST NATIONAL BANK OF
     CHICAGO                                 Telephone:  (212) 373-1191
                                             Fax:  (212) 373-1383
     By:                                     Attention:  Corporate Trust
          ----------------------------                       Services
          Title:


     The Registrar and NY Paying Agent
     ---------------------------------       Telephone:  (212) 240-8800
     THE FIRST NATIONAL BANK OF              Fax:  (212) 240-8938
     CHICAGO                                 Attention:  Corporate Trust
                                                             Services

     By:
          ----------------------------
          Title:

     The London Paying Agent
     and London Issuing Agent
     ------------------------
     THE FIRST NATIONAL BANK OF              Telex:  8812825 FCCC LC
     CHICAGO (London)                        Telephone:  44-171-438-4270
                                             Fax:  44-171-867-9186
                                             Attention:  Corporate Trust
     By:                                                     Services
          ----------------------------
          Title:


     The Luxembourg Paying Agent and
     Transfer Agent
     -------------------------------
     BANQUE INDOSUEZ LUXEMBOURG              Telex:  1254 INSU LU
                                             Telephone:  352-47-67-2466
                                             Fax: 353-74-67-3607
     By:                                     Attention:  Issuer Services
          ----------------------------
          Title:

                                                                     EXHIBIT A



                           FORM OF REGISTERED GLOBAL NOTE


     [UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) (THE "DEPOSITARY") TO MBNA AMERICA BANK, NATIONAL ASSOCIATION (THE "BANK") OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY
     NOTE ISSUED UPON REGISTRATION OF TRANSFER OF, OR IN EXCHANGE FOR, OR IN LIEU OF, THIS NOTE IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO.), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

     THIS NOTE IS A GLOBAL SECURITY AND, UNLESS AND UNTIL THIS NOTE IS EXCHANGED IN WHOLE OR IN PART FOR NOTES IN DEFINITIVE FORM, IT MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY THE NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY OR BY THE DEPOSITARY OR ANY SUCH NOMINEE TO A SUCCESSOR DEPOSITARY OR A NOMINEE OF SUCH SUCCESSOR DEPOSITARY.](1)

     [SUBORDINATED NOTE: THE OBLIGATION EVIDENCED BY THIS NOTE IS AN OBLIGATION OF MBNA AMERICA BANK, NATIONAL ASSOCIATION (THE "BANK") AND IS SUBORDINATED TO THE CLAIMS OF DEPOSITORS AND GENERAL CREDITORS OF THE BANK, IS INELIGIBLE AS COLLATERAL FOR A LOAN BY THE BANK AND IS NOT SECURED. THIS OBLIGATION IS NOT A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") OR ANY OTHER INSURER.]

     [SENIOR NOTE: THIS NOTE IS A DIRECT, UNCONDITIONAL, UNSECURED AND UNSUBORDINATED GENERAL OBLIGATION OF MBNA AMERICA BANK, NATIONAL ASSOCIATION (THE "BANK"). THE OBLIGATIONS EVIDENCED BY THIS NOTE RANK PARI PASSU WITH ALL OTHER UNSECURED AND UNSUBORDINATED OBLIGATIONS OF THE BANK, EXCEPT OBLIGATIONS, INCLUDING ITS DOMESTIC (U.S.) DEPOSITS, THAT ARE SUBJECT TO ANY PRIORITIES OR PREFERENCES UNDER APPLICABLE LAW. THIS NOTE DOES NOT EVIDENCE A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") OR ANY OTHER INSURER.

     [NOTES SOLD WITHIN THE UNITED STATES: THIS NOTE IS ISSUABLE ONLY IN FULLY REGISTERED FORM IN MINIMUM DENOMINATIONS OF US$250,000 AND INTEGRAL MULTIPLES OF US$1,000 IN EXCESS THEREOF. EACH OWNER OF A



     (1) Delete in the case of all Registered Global Notes other than DTC Global Notes.

                                       (A-1)

     BENEFICIAL INTEREST IN THIS NOTE MUST BE AN INSTITUTIONAL INVESTOR WHO IS AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND IS REQUIRED TO HOLD A BENEFICIAL INTEREST IN US$250,000 PRINCIPAL AMOUNT OR ANY INTEGRAL MULTIPLE OF US$1,000 IN EXCESS THEREOF OF THIS NOTE AT ALL TIMES.]


     No. R-______                                                   REGISTERED
     CUSIP No.:     _________
     ISIN No.:      _________
     Common Code:   _________


                      MBNA AMERICA BANK, NATIONAL ASSOCIATION

                                  GLOBAL BANK NOTE
                              (Registered Global Note)

     ISSUING BRANCH (if applicable):

     ORIGINAL ISSUE DATE:                     PRINCIPAL AMOUNT:

                                              SPECIFIED CURRENCY:
     MATURITY DATE:                           /_/  U.S. dollar
     /_/  FIXED RATE NOTE                     /_/  Other:
     /_/  FLOATING RATE NOTE

               MBNA America Bank, NATIONAL ASSOCIATION, a national banking association organized pursuant to the laws of the United States (the "Bank"), for value received, hereby promises to pay to __________________, or registered assigns, the principal amount specified above, as adjusted in accordance with Schedule 1 hereto, on the Maturity Date specified above (except to the extent redeemed or repaid prior to the Maturity Date) and to pay interest thereon (i) in accordance with the provisions set forth on the reverse hereof under the caption "Fixed Rate Interest Provisions," if this Note is designated as a "Fixed Rate Note" above, or (ii) in accordance with the provisions set forth on the reverse hereof under the caption "Floating Rate Interest Provisions," if this Note is designated as a "Floating Rate Note" above, in each case as such provisions may be modified or supplemented by the terms and provisions set forth in the Pricing Supplement attached hereto (the "Pricing Supplement"), and (to the extent that the payment of such interest shall be legally enforceable) to pay interest at the Default Rate per annum specified in the Pricing Supplement on any overdue principal and premium, if any, and on any overdue installment of interest. The interest so payable, and punctually paid or duly provided


                                       (A-2)
     for, on any Interest Payment Date will be paid to the person in whose name this Note (or any predecessor Note) is registered at the close of business on the fifteenth calendar day (whether or not a Business Day (as defined on the reverse hereof)) next preceding the applicable Interest Payment Date (unless otherwise specified in the Pricing Supplement) (each, a "Regular Record Date"); provided, however, that interest payable at Maturity (as defined in the Pricing Supplement) will be payable to the person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the holder as of the close of business on such Regular Record Date, and shall instead be payable to the person in whose name this Note (or any predecessor Note) is registered at the close of business on a special record date for the payment of such defaulted interest (the "Special Record Date") to be fixed by the Global Agent (as defined below), notice whereof shall be given by the Global Agent to the holder of this Note not less than 15 calendar days prior to such Special Record Date.

               This Note is one of a duly authorized issue of the Bank's Global Bank Notes due from one month or more from date of issue (the "Notes"). The Notes are issued and to be issued under an Agency Agreement dated as of ____________ __, 1997 (as amended from time to time, the "Agency Agreement") among the Bank, The First National Bank of Chicago, as global agent (the "Global Agent"), the Global Agent acting through its specified office in New York as paying agent (the "NY Paying Agent") and as registrar (the "Registrar"), the Global Agent acting through its specified office in London as paying agent (the "London Paying Agent") and as issuing agent (the "London Issuing Agent") and Banque Indosuez Luxembourg as transfer agent (the "Transfer Agent") and as paying agent (the "Luxembourg Paying Agent"; together with the Paying Agent and the London Paying Agent, the "Paying Agents"; individually, a "Paying Agent"). The terms Global Agent, NY Paying Agent, Registrar, London Paying Agent, London Issuing Agent, Luxembourg Paying Agent and Transfer Agent shall include any additional or successor agents appointed in such capacities by the Bank.

               The Bank shall cause to be kept at the office of the Registrar designated below a register (the register maintained in such office or any other office or agency of the Registrar, herein referred to as the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Bank shall provide for the registration of Notes issued in registered form and of transfers of such Notes. The Bank has initially appointed the Global Agent acting through its specified office in New York as "Registrar" for the purpose of registering Notes issued in registered form and transfers of such Notes. The Bank reserves the



                                       (A-3)
     right to rescind its designation as Registrar at any time, and transfer such function to another bank or financial institution.

               The transfer of this Note is registrable in the Note Register, upon surrender of this Note for registration of transfer at the office or agency of the Registrar, or any transfer agent maintained for that purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar (or such transfer agent) and the Global Agent duly executed by, the holder hereof or its attorney duly authorized in writing.

               Payment of principal of, premium, if any, and interest on, this Note due at Maturity will be made in immediately available funds upon presentation and surrender of this Note at the office of a Paying Agent maintained for that purpose; provided, that this Note is presented to such Paying Agent in time for such Paying Agent to make such payment in accordance with its normal procedures. Payments of interest on this Note (other than at Maturity) will be made by wire transfer to such account as has been appropriately designated to the Global Agent by the person entitled to such payments.

               Reference is made to the further provisions of this Note set forth on the reverse hereof and in the Pricing Supplement, which further provisions shall for all purposes have the same effect as if set forth at this place. In the event of any conflict between the provisions contained herein or on the reverse hereof and the provisions contained in the Pricing Supplement, the latter shall control. Reference herein to "this Note", "hereof", "herein" and comparable terms shall include the Pricing Supplement.

               Unless the certificate of authentication hereon has been executed by the Registrar, by manual signature of an authorized signatory, this Note shall not be valid or obligatory for any purpose.

               This Note shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the conflicts of law principles thereof.











                                       (A-4)

               IN WITNESS WHEREOF, the Bank has caused this Note to be duly executed.




                                         MBNA AMERICA BANK, NATIONAL
                                         ASSOCIATION



                                         By: --------------------------------

                                                   Authorized Signatory

     Dated:

     REGISTRAR'S CERTIFICATE OF AUTHENTICATION

     This is one of the Notes referred to
     in the within-mentioned Agency Agreement.


     THE FIRST NATIONAL BANK OF CHICAGO,
      as Registrar



     By:
          ----------------------------------
               Authorized Signatory















                                       (A-5)

                                 [Reverse of Note]





                          [ATTACH REVERSE OF NOTE IN FORM
                         OF EXHIBIT I TO AGENCY AGREEMENT]








































                                       (A-6)

                                   ABBREVIATIONS

               The following abbreviations, when used in the inscription on the within Note, shall be construed as though they were written out in full according to applicable laws or regulations.

               TEN COM    -    as tenants in common

               TEN ENT    -    as tenants by the entireties

               JT TEN     -    as joint tenants with right of survivorship and
                               not as tenants in common

               UNIF GIFT MIN ACT -               Custodian
                                    ------------           ----------
                                    (Cust)                   (Minor)
                                    under Uniform Gifts to Minors Act


                                    ----------------------------------
                                                   State


                     Additional abbreviations may also be used
                           though not in the above list.























                                       (A-7)

                                     ASSIGNMENT

               FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s)

     and transfer(s) unto

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


     PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF
     ASSIGNEE




--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


                    (Please print or typewrite name and address,
                      including postal zip code, of assignee)

     _________________________________________________________________
     the within Note and all rights thereunder, and hereby

     irrevocably constitutes and appoints ____________________________

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

     to transfer said Note on the books of the Bank, with full power of substituting in the premises.

     Dated:
           ----------------------------       --------------------------------
                                              NOTICE:  The signature to this
                                              assignment must correspond with
                                              the name as written upon the
                                              within Note in every particular,
                                              without alteration
                                              or enlargement or any change
                                              whatsoever.


                                       (A-8)

     ----------------------------------
          Signature Guarantee

     NOTICE: The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations, and credit unions with membership in an approved signature guarantee medallion program), pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934.


































                                       (A-9)

                                     Schedule 1
                                     ----------

                        SCHEDULE OF TRANSFERS AND EXCHANGES
                        -----------------------------------


               The following increases and decreases in the principal amount of this Note have been made:

                  Increase
                  (Decrease) in
                  Principal Amount  Increase in
                  of this Note Due  Principal        Principal
                  to Transfer       Amount of this   Amount of     Notation
                  Between           Note Due to      this Note     made by or
     Date of      Registered        Exchanges of     After         on behalf of
     Transfer     Global Notes      Bearer Notes     Transfer      the Bank

     _________    _________         _________        _________     _________

     _________    _________         _________        _________     _________

     _________    _________         _________        _________     _________

     _________    _________         _________        _________     _________























                                       (A-10)

                                                                     EXHIBIT B
                                                                     ---------


                         FORM OF DEFINITIVE REGISTERED NOTE


     [SUBORDINATED NOTE: THE OBLIGATION EVIDENCED BY THIS NOTE IS AN OBLIGATION OF MBNA AMERICA BANK, NATIONAL ASSOCIATION (THE "BANK") AND IS SUBORDINATED TO THE CLAIMS OF DEPOSITORS AND GENERAL CREDITORS OF THE BANK, IS INELIGIBLE AS COLLATERAL FOR A LOAN BY THE BANK AND IS NOT SECURED. THIS OBLIGATION IS NOT A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") OR ANY OTHER INSURER.]

     [SENIOR NOTE: THIS NOTE IS A DIRECT, UNCONDITIONAL, UNSECURED AND UNSUBORDINATED GENERAL OBLIGATION OF MBNA AMERICA BANK, NATIONAL ASSOCIATION (THE "BANK"). THE OBLIGATIONS EVIDENCED BY THIS NOTE RANK PARI PASSU WITH ALL OTHER UNSECURED AND UNSUBORDINATED OBLIGATIONS OF THE BANK, EXCEPT OBLIGATIONS, INCLUDING ITS DOMESTIC (U.S.) DEPOSITS, THAT ARE SUBJECT TO ANY PRIORITIES OR PREFERENCES UNDER APPLICABLE LAW. THIS NOTE DOES NOT EVIDENCE A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") OR ANY OTHER INSURER.]

     [NOTES SOLD WITHIN THE UNITED STATES: THIS NOTE IS ISSUABLE ONLY IN FULLY REGISTERED FORM IN MINIMUM DENOMINATIONS OF US$250,000 AND INTEGRAL MULTIPLES OF US$1,000 IN EXCESS THEREOF. EACH OWNER OF A BENEFICIAL INTEREST IN THIS NOTE MUST BE AN INSTITUTIONAL INVESTOR WHO IS AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND IS REQUIRED TO HOLD A BENEFICIAL INTEREST IN US$250,000 PRINCIPAL AMOUNT OR ANY INTEGRAL MULTIPLE OF US$1,000 IN EXCESS THEREOF OF THIS NOTE AT ALL TIMES.]


     No. R- ___                                                     REGISTERED
     CUSIP No.:  ____
     ISIN No.:  ____
     Common Code:  ____


                                       (B-1)

                      MBNA AMERICA BANK, NATIONAL ASSOCIATION

                                  GLOBAL BANK NOTE
                            (Definitive Registered Note)


     ISSUING BRANCH (if applicable):
     ORIGINAL ISSUE DATE:                         PRINCIPAL AMOUNT:


     MATURITY DATE:                               SPECIFIED CURRENCY:
                                                  /_/ U.S. dollar
     /_/ FIXED RATE NOTE
                                                 /_/ Other:
           INTEREST RATE:  ____%

     /_/ FLOATING RATE NOTE


     INTEREST RATE DETERMINATION:                 OPTION TO ELECT PAYMENT IN
                                                  SPECIFIED CURRENCY
     /_/ ISDA RATE                                (if Specified Currency is
     /_/ REFERENCE RATE DETERMINATION             other than the United
                                                  States dollar):

                                                  /_/  Yes        /_/  No

     EXCHANGE RATE AGENT:                         AUTHORIZED DENOMINATIONS:


     MARGIN (PLUS OR MINUS)                       FLOATING RATE OPTION
     (ISDA Rate only):                            (ISDA Rate only):

     DESIGNATED MATURITY                          RESET DATE
     (ISDA Rate only):                            (ISDA Rate only):

     INITIAL INTEREST RATE                        INDEX MATURITY
     (Reference Rate                              (Reference Rate
     Determination only):  ____%                  Determination only):


     INTEREST RATE                                IF CMT RATE:
     BASIS OR BASES                                 Designated CMT
     (Reference Rate                                  Telerate Page:
     Determination only):                           Designated CMT
                                                      Maturity Index:

     IF LIBOR:                                    INDEX CURRENCY
         /_/ LIBOR Telerate                       (Reference Rate

         /_/ LIBOR Reuters                        Determination only):


                                       (B-2)

     SPREAD (PLUS OR MINUS)                       INITIAL INTEREST RESET

     AND/OR SPREAD MULTIPLIER                     DATE (Reference Rate
     (Reference Rate Determination                Determination only):
     only):


     INTEREST RESET PERIOD                        INTEREST RESET
     (Reference Rate Determination                DATES (Reference Rate
     only):                                       Determination only):


     INTEREST CALCULATION                         INTEREST PAYMENT DATES:
     (Reference Rate Determination
     only):

     /_/ Regular Floating Rate Note               INTEREST PAYMENT
     /_/ Floating Rate/Fixed Rate Note            PERIOD:
                 Fixed Rate Commencement Date:
                 Fixed Interest Rate:

     /_/ Inverse Floating Rate Note
                 Fixed Interest Rate:


     REGULAR RECORD DATES (if other               CALCULATION AGENT:
     than the 15th day prior to each
     Interest Payment Date):


     MAXIMUM INTEREST                             MINIMUM INTEREST
     RATE:                                        RATE:

     INITIAL REDEMPTION                           ANNUAL REDEMPTION
     DATE:                                        PERCENTAGE REDUCTION:


     INITIAL REDEMPTION                           HOLDER'S OPTIONAL
     PERCENTAGE:                                  REPAYMENT DATE(S):











                                       (B-3)

     DAY COUNT CONVENTION
     /_/         30/360 for the period from          to         .
                                            --------    --------
     /_/         Actual/360 for the period from          to        .
                                                 --------    -------
     /_/         Actual/Actual for the period from          to         .
                                                   --------    --------
     /_/         Other:

     BUSINESS DAY CONVENTION                         ORIGINAL ISSUE DISCOUNT
                                                     /_/  Yes
     /_/         Floating Rate Convention            /_/  No

     /_/         Following Business Day Convention   Total Amount of OID:

     /_/         Modified Following Business Day     Yield to Maturity:
                 Convention                          Initial Accrual Period:
     /_/         Preceding Business Day Convention   Issue Price:  ____%

     DEFAULT RATE:  ____%


                      MBNA America Bank, National Association, a national banking association organized pursuant to the laws of the United States (the "Bank"), for value received, hereby promises to pay to ___________________________, or registered assigns, the principal amount specified above on the Maturity Date specified above (except to the extent redeemed or repaid prior to the Maturity Date) and to pay interest thereon (i) in accordance with the provisions set forth on the reverse hereof under the caption "Fixed Rate Interest Provisions", if this Note is designated as a "Fixed Rate Note" above, or (ii) in accordance with the provisions set forth on the reverse hereof under the caption "Floating Rate Interest Provisions," if this Note is designated as a "Floating Rate Note" above, and (to the extent that the payment of such interest shall be legally enforceable) to pay interest at the Default Rate per annum specified above on any overdue principal and premium, if any, and on any overdue installment of interest. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will be paid to the person in whose name this Note (or any predecessor Note) is registered at the close of business on the fifteenth calendar day (whether or not a Business Day (as defined on the reverse hereof)) next preceding the applicable Interest Payment Date (unless otherwise specified above) (each, a "Regular Record Date"); provided, however, that interest payable at Maturity (as defined on the reverse hereof) will be payable to the person to whom principal shall be payable. Any such interest not so punctually paid or duly provided for shall forthwith cease to be payable to the holder as of the close of

                                       (B-4)
     business on such Regular Record Date, and shall instead be payable to the person in whose name this Note (or any predecessor Note) is registered at the close of business on a special record date for the payment of such defaulted interest (the "Special Record Date") to be fixed by the Global Agent (as defined below), notice whereof shall be given by the Global Agent to the holder of this Note not less than 15 calendar days prior to such Special Record Date.

                      This Note is one of a duly authorized issue of the Bank's Global Bank Notes due from one month or more from date of issue (the "Notes"). The Notes are issued and to be issued under an Agency Agreement dated as of _____________ __, 1997 (as amended from time to time, the "Agency Agreement") among the Bank, The First National Bank of Chicago, as global agent (the "Global Agent"), the Global Agent acting through its specified office in New York as paying agent (the "NY Paying Agent") and as registrar (the "Registrar"), the Global Agent acting through its specified office in London as paying agent (the "London Paying Agent") and as issuing agent (the "London Issuing Agent") and Banque Indosuez Luxembourg as transfer agent (the "Transfer Agent") and as paying agent (the "Luxembourg Paying Agent"; together with the NY Paying Agent and the London Paying Agent, the "Paying Agents"; individually, a "Paying Agent"). The terms Global Agent, NY Paying Agent, Registrar, London Paying Agent, London Issuing Agent, Luxembourg Paying Agent and Transfer Agent shall include any additional or successor agents appointed in such capacities by the Bank.

                      The Bank shall cause to be kept at the office of the Registrar designated below a register (the register maintained in such office of any other office or agency of the Registrar, herein referred to as the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Bank shall provide for the registration of Notes issued in registered form and of transfers of such Notes. The Bank has initially appointed the Global Agent acting through its specified office in New York as "Registrar" for the purpose of registering Notes issued in registered form and transfers of such Notes. The Bank reserves the right to rescind its designation as Registrar at any time, and transfer such function to another bank or financial institution.

                      The transfer of this Note is registrable in the Note Register, upon surrender of this Note for registration of transfer at the office or agency of the Registrar or any transfer agent maintained for that purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar (or such transfer agent) and the Global Agent duly executed by, the holder hereof or its attorney duly authorized in writing.

                                       (B-5)

                      Payment of principal of, premium, if any, and interest on, this Note due at Maturity will be made in immediately available funds upon presentation and surrender of this Note at the office of a Paying Agent maintained for that purpose; provided, that this Note is presented to such Paying Agent in time for such Paying Agent to make such payment in accordance with its normal procedures. Payments of interest on this Note (other than at Maturity) will be made by check mailed to the holder of this Note as of the Regular Record Date with respect to such Interest Payment Date at the address shown in the Note Register specified below; provided, however, that a holder of US$10,000,000 or more in aggregate principal amount (or the equivalent thereof in other currencies) of Notes (whether identical or different terms and provisions) shall be entitled to receive payments of interest, other than interest due at Maturity, by wire transfer of immediately available funds if appropriate written wire transfer instructions have been received by the Global Agent not less than 16 days prior to the applicable Interest Payment Date.

                      Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                      Unless the certificate of authentication hereon has been executed by the Registrar, by manual signature of an authorized signatory, this Note shall not be valid or obligatory for any purpose.

                      This Note shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the conflicts of law principles thereof.

















                                       (B-6)

          IN WITNESS WHEREOF, the Bank has caused this Note to be duly executed.


                                       MBNA AMERICA BANK, NATIONAL ASSOCIATION



                                       By:

                                           ----------------------------------
                                                Authorized Signatory


     Dated:

     REGISTRAR'S
     CERTIFICATE OF AUTHENTICATION

     This is one of the Notes referred to
     in the within-mentioned Agency Agreement.


     THE FIRST NATIONAL BANK OF CHICAGO,
       as Registrar



     By:
          ------------------------------------
              Authorized Signatory














                                       (B-7)

                                 [Reverse of Note]




                          [ATTACH REVERSE OF NOTE IN FORM
                         OF EXHIBIT I TO AGENCY AGREEMENT]








































                                       (B-8)

                                   ABBREVIATIONS

                      The following abbreviations, when used in the inscription on the face of the within Note, shall be construed as though they were written out in full according to applicable laws or regulations.

                      TEN COM   -       as tenants in common

                      TEN ENT   -       as tenants by the entireties

                      JT TEN    -       as joint tenants with right of
                                        survivorship and not as tenants in
                                        common

                      UNIF GIFT MIN ACT -              Custodian
                                          ------------           ----------
                                             (Cust)                (Minor)
                                        under Uniform Gifts to Minors Act


                                        __________________________________
                                                  State


                     Additional abbreviations may also be used
                           though not in the above list.




















                                       (B-9)

                                     ASSIGNMENT

                      FOR VALUE RECEIVED, the undersigned hereby sell(s),

     assign(s) and transfer(s) unto
                                       --------------------------------------


     ------------------------------------------------------------------------


     PLEASE INSERT SOCIAL SECURITY NUMBER OR OTHER IDENTIFYING NUMBER OF
     ASSIGNEE




     ------------------------------------------------------------------------


     ------------------------------------------------------------------------
                    (Please print or typewrite name and address,
                      including postal zip code, of assignee)


     ------------------------------------------------------------------------
     the within Note and all rights thereunder, and hereby


     irrevocably constitutes and appoints
                                           ----------------------------------


     ------------------------------------------------------------------------


     ------------------------------------------------------------------------


     to transfer said Note on the books of the Bank, with full power of substitution in the premises.



                                       (B-10)

     Dated:___________________________          ______________________________
                                                NOTICE:  The signature to this
                                                assignment must correspond
                                                with the name as written upon
                                                the face of the within Note in
                                                every particular, without
                                                alteration or enlargement
                                                or any change whatsoever.

     ________________________________
              Signature Guarantee

     NOTICE:  The signature(s) should be
     guaranteed by an eligible guarantor
     institution (banks, stockbrokers,
     savings and loan associations, and
     credit unions with membership in
     an approved signature guarantee
     medallion program), pursuant to
     Rule 17Ad-15 under the Securities
     Exchange Act of 1934.





























                                       (B-11)

                                                                     EXHIBIT C
                                                                     ---------


                           FORM OF TEMPORARY GLOBAL NOTE


     [SUBORDINATED NOTE: THE OBLIGATION EVIDENCED BY THIS NOTE IS AN OBLIGATION OF MBNA AMERICA BANK, NATIONAL ASSOCIATION (THE "BANK") AND IS SUBORDINATED TO THE CLAIMS OF DEPOSITORS AND GENERAL CREDITORS OF THE BANK, IS INELIGIBLE AS COLLATERAL FOR A LOAN BY THE BANK AND IS NOT SECURED. THIS OBLIGATION IS NOT A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") OR ANY OTHER INSURER.]

     [SENIOR NOTE: THIS NOTE IS A DIRECT, UNCONDITIONAL, UNSECURED AND UNSUBORDINATED GENERAL OBLIGATION OF MBNA AMERICA BANK, NATIONAL ASSOCIATION (THE "BANK"). THE OBLIGATIONS EVIDENCED BY THIS NOTE RANK PARI PASSU WITH ALL OTHER UNSECURED AND UNSUBORDINATED OBLIGATIONS OF THE BANK EXCEPT OBLIGATIONS, INCLUDING ITS DOMESTIC (U.S.) DEPOSITS, THAT ARE SUBJECT TO ANY PRIORITIES OR PREFERENCES UNDER APPLICABLE LAW. THIS NOTE DOES NOT EVIDENCE A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") OR ANY OTHER INSURER.]

     ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

     [NOTES SOLD WITHIN THE UNITED STATES: THIS NOTE IS ISSUABLE ONLY IN MINIMUM DENOMINATIONS OF US$250,000 AND INTEGRAL MULTIPLES OF US$1,000 IN EXCESS THEREOF. EACH OWNER OF A BENEFICIAL INTEREST IN THIS NOTE MUST BE AN INSTITUTIONAL INVESTOR WHO IS AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND IS REQUIRED TO HOLD A BENEFICIAL INTEREST IN US$250,000 PRINCIPAL AMOUNT OR ANY INTEGRAL MULTIPLE OF US$1,000 IN EXCESS THEREOF OF THIS NOTE AT ALL TIMES.]

     [NOTES SOLD OUTSIDE OF THE UNITED STATES: THIS NOTE (OR ITS PREDECESSOR) HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER, AND WAS ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER, THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR AN APPLICABLE EXEMPTION THEREFROM. EACH PURCHASER OF THIS NOTE IS HEREBY NOTIFIED THAT THE SELLER OF THIS NOTE MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER. THE HOLDER OF THIS

                                       (C-1)

     NOTE BY ITS ACCEPTANCE HEREOF REPRESENTS AND AGREES FOR THE BENEFIT OF THE ISSUER AND THE DEALERS THAT (A) THIS NOTE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN A TRANSACTION MEETING THE REQUIREMENTS OF SUCH RULE 144A, (2) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER (IF AVAILABLE) AND IN EACH OF SUCH CASES IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER JURISDICTION, AND THAT (B) THE HOLDER WILL, AND EACH SUBSEQUENT HOLDER IS REQUIRED TO, NOTIFY ANY PURCHASER OF THIS NOTE FROM IT OF THE TRANSFER RESTRICTIONS REFERRED TO IN (A) ABOVE. NO REPRESENTATION CAN BE MADE AS TO AVAILABILITY OF THE EXEMPTION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT FOR RESALES OF THIS NOTE.

     No. B- ___                                                         BEARER
     ISIN No.: ________
     Common Code: _____

                      MBNA AMERICA BANK, NATIONAL ASSOCIATION

                                  GLOBAL BANK NOTE
                              (Temporary Global Note)


     ISSUING BRANCH (if applicable):


     ORIGINAL ISSUE DATE:                          PRINCIPAL AMOUNT:


     MATURITY DATE:                                SPECIFIED CURRENCY:
                                                   /_/ U.S. dollar
     /_/ FIXED RATE NOTE                           /_/ Other:
     /_/ FLOATING RATE NOTE


         MBNA America Bank, National Association, a national banking association organized pursuant to the laws of the United States (the "Bank"), for value received, hereby promises to pay to the bearer hereof, the principal amount specified above, as adjusted in accordance with Schedule 2, on the Maturity Date (except to the extent redeemed or repaid prior to the Maturity Date) specified above and to pay interest thereon (i) in accordance with the provisions set forth on the reverse

                                       (C-2)
     hereof under the caption "Fixed Rate Interest Provisions," if this Note is designated as a "Fixed Rate Note" above, or (ii) in accordance with the provisions set forth on the reverse hereof under the caption "Floating Rate Interest Provisions," if this Note is designated as a "Floating Rate Note" above, in each case as such provisions may be modified or supplemented by the terms and provisions set forth in the Pricing Supplement attached hereto (the "Pricing Supplement"), and (to the extent that the payment of such interest shall be legally enforceable) to pay interest at the Default Rate per annum specified in the Pricing Supplement on any overdue principal and premium, if any, and on any overdue installment of interest.

         This Note is one of a duly authorized issue of the Bank's Global Bank Notes due from one month or more from date of issue (the "Notes"). The Notes are issued and to be issued under an Agency Agreement dated as of ____________ __, 1997 (as amended from time to time, the "Agency Agreement") among the Bank, The First National Bank of Chicago, as global agent (the "Global Agent"), the Global Agent acting through its specified office in New York as paying agent (the "NY Paying Agent") and as registrar (the "Registrar"), the Global Agent acting through its specified office in London as paying agent (the "London Paying Agent") and as issuing agent (the "London Issuing Agent") and Banque Indosuez as transfer agent (the "Transfer Agent") and as paying agent (the "Luxembourg Paying Agent"; together with the NY Paying Agent and the London Paying Agent, the "Paying Agents"; individually, a "Paying Agent"). The terms Global Agent, NY Paying Agent, Registrar, London Paying Agent, London Issuing Agent, Luxembourg Paying Agent and Transfer Agent shall include any additional or successor agents appointed in such capacities by the Bank.

         This Note is to be held by a common depositary for Morgan Guaranty Trust Company of New York, Brussels Office, as operator of the Euroclear System ("Euroclear"), and Cedel Bank societe anonyme ("Cedel") on behalf of account holders which have beneficial interests in this Note credited to their respective securities accounts with Euroclear or Cedel from time to time.

         Prior to the Exchange Date (as defined below), all payments (if any) on this Note will only be made to the bearer hereof to the extent that there is presented to the London Paying Agent by Euroclear and Cedel a certificate, substantially in the form set out in Schedule 1 hereto, to the effect that it has received from or with respect to a person owning beneficially a particular principal amount of this Note (as shown by its records) a certificate from such person in or substantially in the form of Certificate "A" as set out in Schedule 1 hereto. After the Exchange


                                       (C-3)

     Date the holder of this Note will not be entitled to receive any payment of interest hereon.

         Subject to the immediately succeeding sentence, on or after the date which is 40 days after the Original Issue Date specified above (the "Exchange Date"), this Note may be exchanged, in whole, but not in part (free of charge), for a permanent global Note in bearer form (a "Permanent Global Note") containing, except with respect to rights of exchange, identical terms and provisions. From and after the date on which definitive Notes in bearer form ("Definitive Notes") shall have been issued in exchange for beneficial interests in a Permanent Global Note, this Note may be exchanged, in whole, but not in part (free of charge), only for Definitive Notes. Any such exchanges will be made upon presentation of this Note by the bearer hereof at the offices of the London Paying Agent (or at such other place outside the United States of America, its territories and possessions, any State of the United States and the District of Columbia (the "United States") as the Global Agent may agree) and subject, in the case of an exchange for Definitive Notes, to at least 60 days written notice expiring at least 30 days after the Exchange Date being given to the Global Agent by Euroclear or Cedel.

         The Permanent Global Note or the Definitive Notes, as the case may be, shall be so issued and delivered in exchange for this Note only if there shall have been presented to the London Paying Agent by Euroclear or Cedel a certificate, substantially in the form set out in Schedule 1 hereto, to the effect that it has received from or with respect to a person owing beneficially a particular principal amount of this Note (as shown by its records) a certificate from such person in or substantially in the form of Certificate "A" as set out in Schedule 1 hereto.

         On an exchange of the whole of this Note, this Note shall be surrendered to the London Paying Agent.

         Unless otherwise provided herein or in the Pricing Supplement, the principal of, and premium, if any, and interest on, this Note are payable in the Specified Currency indicated above (or, if such Specified Currency is not at the time of such payment legal tender for the payment of public and private debts, in such other coin or currency of the country which issued such Specified Currency as at the time of such payment is legal tender for the payment of debts).

         Subject to any fiscal or other laws and regulations applicable thereto in the place of payment, payments on this Note will be made by transfer to an account in the Specified Currency (which, in the case of a payment in Yen to a non-resident of Japan, shall be a non-resident

                                       (C-4)
     account) maintained by the payee with, or by a check in the Specified Currency drawn on, a bank (which, in the case of a payment in Yen to a non-resident of Japan, shall be an authorized foreign exchange bank) in the principal financial center of the country of the Specified Currency; provided, however, a check may not be delivered to an address in, and an amount may not be transferred to an account at a bank located in, the United States of America or its possessions by any office or agency of the Bank, the Global Agent or any Paying Agent.

         Payments of principal, premium, if any, and interest on this Note will be made in the manner specified above against presentation or surrender, as the case may be, of this Note at the branch office of the London Paying Agent maintained for that purpose, subject to the requirements as to certification provided herein. On any payment of an installment or interest being made, details of such payment shall be entered by or on behalf of the Bank in Schedule 3 hereto and the relevant space in Schedule 3 hereto recording any such payment shall be signed by or on behalf of the Bank.

         The bearer of this Note shall be the only person entitled to receive payments with respect hereto, and the Bank will be discharged by payment to, or to the order of, the bearer of this Note with respect to each amount so paid. Each person shown in the records of Euroclear or Cedel as the beneficial owner of a particular principal amount of this Note (an "Owner") must look solely to Euroclear and/or Cedel, as the case may be, for its share of each payment so made by the Bank to, or to the order of, the bearer of this Note. No person other than the bearer hereof shall have any claim against the Bank with respect to payments due hereon.

         On any redemption or repayment and cancellation of all or any portion of this Note, details of such redemption or repayment and cancellation shall be entered by or on behalf of the Bank in Schedule 2 hereto and the relevant space in Schedule 2 hereto recording any such redemption or repayment and cancellation shall be signed by or on behalf of the Bank. Upon any such redemption or repayment and cancellation, the aggregate principal amount of this Note shall be reduced by the principal amount so redeemed or repaid and cancelled.

         Notwithstanding anything to the contrary contained herein or in the Pricing Supplement, payments with respect to this Note will only be made at the specified office of a Paying Agent in the United States if:

                        (i) the Bank has appointed Paying Agents with specified offices outside the United States with the reasonable expectation that such Paying Agents would be able

                                       (C-5)
                 to make payment at such specified offices outside the United States of the full amount due with respect to this Note in the manner provided above when due;

                       (ii) payment of the full amount due with respect to this Note at such specified offices outside the United States is illegal or effectively precluded by exchange controls or other similar restrictions; and

                      (iii) such payment is then permitted under United States law without involving, in the opinion of the Bank, adverse tax consequences to the Bank.

                 If the date for payment of any amount with respect to this Note or any coupon appertaining hereto is not a Payment Business Day in a place of presentation, the bearer of this Note or any such coupon shall not be entitled to payment until the next succeeding Payment Business Day in the relevant place and shall not be entitled to further interest or other payment with respect to such delay. For these purposes, unless otherwise specified in the Pricing Supplement, "Payment Business Day" means any Business Day which is also a day on which commercial banks and foreign exchange markets settle payments in the relevant place of presentation.

                 Reference is made to the further provisions of this Note set forth on the reverse hereof and in the Pricing Supplement, which further provisions shall for all purposes have the same effect as if set forth at this place. In the event of any conflict between the provisions contained herein or on the reverse hereof and the provisions contained in the Pricing Supplement, the latter shall control. Reference herein to "this Note", "hereof", "herein" and comparable terms shall include the Pricing Supplement.

                 Unless the certificate of authentication hereon has been executed by the London Issuing Agent, by manual signature of an authorized signatory, this Note shall not be valid or obligatory for any purpose.

                 This Note shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the conflicts of law principles thereof.






                                       (C-6)

        IN WITNESS WHEREOF, the Bank has caused this Note to be duly executed.


                                  MBNA AMERICA BANK, NATIONAL ASSOCIATION




                                  By: ________________________________
                                      Authorized Signatory


     Dated:

     LONDON ISSUING AGENT'S
     CERTIFICATE OF AUTHENTICATION

     This is one of the Notes referred to
     in the within-mentioned Agency Agreement.


     THE FIRST NATIONAL BANK OF CHICAGO,
       as London Issuing Agent


     By: _______________________________
         Authorized Signatory


















                                       (C-7)

                                 [Reverse of Note]




                          [ATTACH REVERSE OF NOTE IN FORM
                         OF EXHIBIT I TO AGENCY AGREEMENT]








































                                       (C-8)

                                     Schedule 1
                                     ----------

                       FORM OF CERTIFICATE TO BE PRESENTED BY
                                 EUROCLEAR OR CEDEL
                                 ------------------

                      MBNA AMERICA BANK, NATIONAL ASSOCIATION

                                  [Title of Notes]

                                 (the "Securities")

         This is to certify that, based solely on certifications we have received in writing, by telex or by electronic transmission from member organizations appearing in our records as persons owning beneficially a portion of the principal amount set forth below (our "Member Organizations") substantially to the effect set forth in the Agency
     Agreement, as of the date hereof, [   ] principal amount of
     above-captioned Securities (i) is owned by persons that are not citizens or residents of the United States, partnerships, corporations or other entities created or organized under the laws of the United States or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("United States persons"), (ii) is owned by United States persons that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.165-12(c)(1)(v) ("financial institutions") purchasing for their own account or for resale, or (b) acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution has agreed, on its own behalf, or through its agent, that we may advise the Bank or the Bank's agent that it will comply with the requirements of Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) is owned by the United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations
     Section 1.163-5(c)(2)(i)(D)(7)), and to the further effect that United States or foreign financial institutions described in clause (iii) (whether or not also described in clause (i) or (ii)) have certified that they have not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.



                                       (C-9)

         As used herein, "United States" means the United States of America (including the States and the District of Columbia); and its "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

         We further certify (i) that we are not making available herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) any portion of the temporary global Security excepted in such certifications and (ii) that as of the date hereof we have not received any notification from any of our Member Organizations to the effect that the statements made by such Member Organizations with respect to any portion of the part submitted herewith for exchange (or, if relevant, exercise of any rights or collection of any interest) are no longer true and cannot be relied upon at the date hereof.

         We will retain all certificates received from Member Organizations for the period specified in U.S. Treasury Regulation Section
     1.163-5(c)(2)(i)(D)(3)(i)(C).

         We understand that this certification is required in connection with certain tax laws of the Unites States. In connection therewith, if administrative and legal proceedings are commenced or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.

     Dated:  ___________________, 199(2) .


                                  Yours faithfully,

                                  [MORGAN GUARANTY TRUST
                                  COMPANY OF NEW YORK, BRUSSELS OFFICE, AS
                                  OPERATOR OF THE EUROCLEAR SYSTEM]

                                  or

                                  [CEDEL BANK, SOCIETE ANONYME]

                                  By: _______________________________





     (2) This certificate is not to be dated earlier than five days prior to the Exchange Date or relevant payment date, as applicable.





                                       (C-10)

                                                                 CERTIFICATE "A"


                     FORM OF CERTIFICATE TO BE PRESENTED TO
                               EUROCLEAR OR CEDEL

                              --------------------

                      MBNA AMERICA BANK, NATIONAL ASSOCIATION


                                [Title of Notes]

                               (the "Securities")


         This is to certify that as of the date hereof and except as set forth below, the above-captioned Securities held by you for our account (1)(i) are owned by person(s) that are not citizens or residents of the United States, partnerships, corporations or other entities created or organized under the laws of the United States or any estate or trust the income of which is subject to United States Federal income taxation regardless of its source ("United States person(s)"), (ii) are owned by United States person(s) that (a) are foreign branches of United States financial institutions (as defined in U.S. Treasury Regulations Section 1.15512
     (c)(1)(v) ("financial institutions") purchasing for their own account or for resale, or (b) acquired the Securities through foreign branches of United States financial institutions and who hold the Securities through such United States financial institutions on the date hereof (and in either case (a) or (b), each such United States financial institution hereby agrees, on its own behalf or through its agent, that you may advise the Bank or the Bank's agent that it will comply with the requirements of
     Section 165(j)(3)(A), (B) or (C) of the Internal Revenue Code of 1986, as amended, and the regulations thereunder), or (iii) are owned by United States or foreign financial institutions for purposes of resale during the restricted period (as defined in U.S. Treasury Regulations Section 1.1635(c)(2)(i)(D)(7)), and in addition if the owner of the Securities is a United States or foreign financial institution described in clause (iii) (whether or not also described in clause (i) or (ii)) this is further to certify that such financial institution has not acquired the Securities for purposes of resale directly or indirectly to a United States person or to a person within the United States or its possessions.

         As used herein, "United States" mean the United States of America (including the States and the District of Columbia); and its




                                     (C-11)

     "possessions" include Puerto Rico, the U.S. Virgin Islands, Guam, American Samoa, Wake Island and the Northern Mariana Islands.

         We undertake to advise you promptly by telex on or prior to the date on which you intend to submit your certification relating to the Securities held by you for our account in accordance with your documented procedures if any applicable statement herein is not correct on such date, and in the absence of any such notification it may be assumed that this certification applies as of such date.

         This certification excepts and does not relate to [ ] of such interest in the above Securities with respect to which we are not able to certify and as to which we understand exchange and delivery of definitive Securities (or, if relevant, exercise of any right or collection of any interest) cannot be made until we do so certify.

         We understand that this certification is required in connection with certain tax laws of the United States. In connection therewith, if administrative and legal proceedings are commended or threatened in connection with which this certification is or would be relevant, we irrevocably authorize you to produce this certification to any interested party in such proceedings.


     Dated: __________________, 199_(3)


                                  Yours faithfully,

                                  Name of Person Making Certification

                                  By: _______________________________





(3) This certificate is not to be dated earlier than fifteen days prior to the Exchange Date or relevant payment date, as applicable.



                                     (C-12)

                                   Schedule 2


                    SCHEDULE OF EXCHANGES FOR NOTES REPRESENTED
                BY A PERMANENT GLOBAL NOTE OR FOR DEFINITIVE NOTES,
                   OR REDEMPTIONS OR REPAYMENTS AND CANCELLATIONS


     The following redemptions or repayments and cancellation of this Note, have been made:

                                            Principal amount
                         Principal amount   of this Note
     Date of             of this Note       following such      Notation made
     redemption or       redeemed or        redemption or       by or on
     repayment and       repaid             repayment and       behalf of the
     cancellation        and cancelled      cancellation        Bank
-------------------      ----------------   -----------------   ----------------

-------------------      ----------------   -----------------   ----------------

-------------------      ----------------   -----------------   ----------------

-------------------      ----------------   -----------------   ----------------

-------------------      ----------------   -----------------   ----------------


                                     (C-13)

                                   Schedule 3


                                     PART I


                                INTEREST PAYMENTS

                                                                   Confirmation
                                  Total Amount                    of payment by
     Interest        Date of      of Interest     Amount of       or on behalf
     Payment Date    Payment      Payable         Interest Paid   of the Bank
     First
                    ---------     -------------    -------------    ------------
     Second
                    ---------     -------------    -------------    ------------

     [continue numbering until the appropriate number of Interest Payment Dates for this Note is reached]



                                     (C-14)

                                     PART II
                                     -------

                              INSTALLMENT PAYMENTS
                              --------------------

                                  Total Amount                    Confirmation
                                  of              Amount of       of payment by
     Installment     Date of      Installments    Installments    or on behalf
     Date            Payment      Payable         Paid            of the Bank
     ---------------------------------------------------------------------------
     First
                    ---------     -------------    -------------    ------------
     Second
                    ---------     -------------    -------------    ------------

     [continue numbering until the appropriate number of Interest Payment Dates for this Note is reached]


                                     (C-15)

                                                                       EXHIBIT D
                                                                       ---------

                          FORM OF PERMANENT GLOBAL NOTE


     [SUBORDINATED NOTE: THE OBLIGATION EVIDENCED BY THIS NOTE IS AN OBLIGATION OF MBNA AMERICA BANK, NATIONAL ASSOCIATION (THE "BANK") AND IS SUBORDINATED TO THE CLAIMS OF DEPOSITORS AND GENERAL CREDITORS OF THE BANK, IS INELIGIBLE AS COLLATERAL FOR A LOAN BY THE BANK AND IS NOT SECURED. THIS OBLIGATION IS NOT A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") OR ANY OTHER INSURER.]

     [SENIOR NOTE: THIS NOTE IS A DIRECT, UNCONDITIONAL, UNSECURED AND UNSUBORDINATED GENERAL OBLIGATION OF MBNA AMERICA BANK, NATIONAL ASSOCIATION (THE "BANK"). THE OBLIGATIONS EVIDENCED BY THIS NOTE RANK PARI PASSU WITH ALL OTHER UNSECURED AND UNSUBORDINATED OBLIGATIONS OF THE BANK EXCEPT OBLIGATIONS, INCLUDING ITS DOMESTIC (U.S.) DEPOSITS, THAT ARE SUBJECT TO ANY PRIORITIES OR PREFERENCES UNDER APPLICABLE LAW. THIS NOTE DOES NOT EVIDENCE A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") OR ANY OTHER INSURER.]

     ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

     [NOTES SOLD WITHIN THE UNITED STATES: THIS NOTE IS ISSUABLE ONLY IN MINIMUM DENOMINATIONS OF US$250,000 AND INTEGRAL MULTIPLES OF US$1,000 IN EXCESS THEREOF. EACH OWNER OF A BENEFICIAL INTEREST IN THIS NOTE MUST BE AN INSTITUTIONAL INVESTOR WHO IS AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND IS REQUIRED TO HOLD A BENEFICIAL INTEREST IN US$250,000 PRINCIPAL AMOUNT OR ANY INTEGRAL MULTIPLE OF US$1,000 IN EXCESS THEREOF OF THIS NOTE AT ALL TIMES.]


     No. B_______                                                      BEARER
     ISIN No.:_______
     Common Code:______



                                     (D-1)

                      MBNA AMERICA BANK, NATIONAL ASSOCIATION

                                GLOBAL BANK NOTE
                             (Permanent Global Note)


     ISSUING BRANCH (if applicable):


     ORIGINAL ISSUE DATE:                             PRINCIPAL AMOUNT:


     MATURITY DATE:                                   SPECIFIED CURRENCY:

     /_/    FIXED RATE NOTE                           /_/     U.S. dollar
     /_/    FLOATING RATE NOTE                        /_/     Other:


              MBNA America Bank, National Association, a national banking association organized pursuant to the laws of the United States (the "Bank"), for value received, hereby promises to pay to the bearer hereof, the principal amount shown on Schedule 1 hereto, as adjusted from time to time, on the Maturity Date (except to the extent redeemed or repaid prior to the Maturity Date) specified above and to pay interest thereon (i) in accordance with the provisions set forth on the reverse hereof under the caption "Fixed Rate Interest Provisions," if this Note is designated as a "Fixed Rate Note" above, or (ii) in accordance with the provisions set forth on the reverse hereof under the caption "Floating Rate Interest Provisions," if this Note is designated as a "Floating Rate Note" above, in each case as such provisions may be modified or supplemented by the terms and provisions set forth in the Pricing Supplement attached hereto (the "Pricing Supplement"), and (to the extent that the payment of such interest shall be legally enforceable) to pay interest at the Default Rate per annum specified in the Pricing Supplement on any overdue principal and premium, if any, and on any overdue installment of interest.

              This Note is one of a duly authorized issue of the Bank's Global Bank Notes due from one month or more from date of issue (the "Notes"). The Notes are issued and to be issued under an Agency Agreement dated as of __________ __, 1997 (as amended from time to time, the "Agency Agreement") among the Bank, The First National Bank of Chicago, as global agent (the "Global Agent"), the Global Agent acting through its specified office in New York as global agent (the "NY Paying Agent") and


                                     (D-2)
     as registrar (the "Registrar"), the Global Agent acting through its specified office in London as paying agent (the "London Paying Agent") and as issuing agent (the "London Issuing Agent") and Banque Indosuez Luxembourg as transfer agent (the "Transfer Agent") and as paying agent (the "Luxembourg Paying Agent"; together with the NY Paying Agent and the London Paying Agent, the "Paying Agents"; individually, a "Paying Agent"). The terms Global Agent, NY Paying Agent, Registrar, London Paying Agent, London Issuing Agent, Luxembourg Paying Agent and Transfer Agent shall include any additional or successor agents appointed in such capacities by the Bank.

              This Note is to be held by a common depositary for Morgan Guaranty Trust Company of New York, Brussels Office, as operator of the Euroclear System ("Euroclear"), and Cedel Bank societe anonyme ("Cedel") on behalf of account holders which have beneficial interests in this Note credited to their respective securities accounts with Euroclear or Cedel from time to time.

              The interests represented by this Note were originally represented by a temporary global Note in bearer form (a "Temporary Bearer Note") containing, except with respect to rights of exchange, identical terms and provisions.

              This Note may be exchanged, in whole only (free of charge), for definitive Notes in bearer form ("Definitive Notes") containing, except with respect to rights of exchange, identical terms and provisions. Subject as aforesaid and to at least 60 days written notice expiring at least 30 days after the Exchange Date (as defined in the Temporary Global Note referred to above) being given to the London Issuing Agent by Euroclear or Cedel, such exchange will be made upon presentation and surrender of this Note by the bearer hereof on any day (other than a Saturday or a Sunday) on which banks are open for business in London at the city office of the London Issuing Agent. The aggregate principal amount of Definitive Notes issued upon an exchange of this Note will be equal to the aggregate principal amount of this Note, as adjusted, as shown in Schedule 1 hereto.

              Unless otherwise specified in the Pricing Supplement, upon 60 days written notice expiring at least 30 days after the Exchange Date being given to the London Issuing Agent or the Registrar by Euroclear or Cedel, this Note may be exchanged, in whole or in part (free of charge), for an interest in a global Note in registered form (a "Registered Global Note") containing, except with respect to rights of exchange, identical terms and provisions. Any such exchange will be made upon presentation of this Note by the bearer hereof at the offices of the London Issuing Agent (or at such other place outside the United States



                                     (D-3)
     of America, its territories and possessions, any State of the United States and the District of Columbia (the "United States") as the Global Agent may agree).

              On an exchange of the whole of this Note, this Note shall be surrendered to the Registrar. On an exchange of part only of this Note, details of such exchange shall be entered by or on behalf of the Bank in
     Schedule 1 hereto and the relevant space in Schedule 1 hereto recording such exchange shall be signed by or on behalf of the Bank. If following the issue of a Registered Global Note in exchange for less than the aggregate principal amount of this Note, an additional principal amount of this Note is to be exchanged for a Registered Global Note pursuant to this paragraph, such exchange may be effected, without the issue of a new Registered Global Note, by the Bank or its agent endorsing Schedule 1 of the Registered Global Note previously issued to reflect an increase in the aggregate principal amount of the Registered Global Note in the amount which otherwise have been issued on such exchange.

              Until the exchange of the whole of this Note as aforesaid, the bearer hereof shall in all respects (except as otherwise provided herein or in the Pricing Supplement) be entitled to the same benefits as if it were the holder of a Definitive Note and any receipts and interest coupons appertaining thereto.

              Unless otherwise provided herein or in the Pricing Supplement, the principal of, and premium, if any, and interest on, this Note are payable in the Specified Currency indicated above (or, if such Specified Currency is not at the time of such payment legal tender for the payment of public and private debts, in such other coin or currency of the country which issued such Specified Currency as at the time of such payment is legal tender for the payment of debts).

              Subject to any fiscal or other laws and regulations applicable thereto in the place of payment, payments on this Note will be made by transfer to an account in the Specified Currency (which, in the case of a payment in Yen to a nonresident of Japan, shall be a nonresident account) maintained by the payee with, or by a check in the Specified Currency drawn on, a bank (which, in the case of a payment in Yen to a nonresident of Japan, shall be an authorized foreign exchange bank) in the principal financial center of the country of the Specified Currency; provided, however, a check may not be delivered to an address in, and an amount may not be transferred to an account at a bank located in, the United States by any office or agency of the Bank, the Global Agent or any Paying Agent.



                                     (D-4)

              Payments of principal, premium, if any, and interest on this Note will be made in the manner specified above against presentation or surrender, as the case may be, of this Note at the office of the London Paying Agent maintained for that purpose, subject to the requirements as to certification provided herein. On any payment of an installment or interest being made, details of such payment shall be entered by or on behalf of the Bank in Schedule 2 hereto and the relevant space in Schedule 2 hereto recording any such payment shall be signed by or on behalf of the Bank.

              The bearer of this Note shall be the only person entitled to receive payments with respect hereto, and the Bank will be discharged by payment to, or to the order of, the bearer of this Note with respect to each amount so paid. Each person shown in the records of Euroclear or Cedel as the beneficial owner of a particular principal amount of this Note (an "Owner") must look solely to Euroclear and/or Cedel, as the case may be, for its share of each payment so made by the Bank to, or to the order of, the bearer of this Note. No person other than the bearer hereof shall have any claim against the Bank with respect to payments due hereon.

              On any redemption or repayment and cancellation of all or any portion of this Note, details of such redemption or repayment and cancellation shall be entered by or on behalf of the Bank in Schedule 1 hereto and the relevant space in Schedule 1 hereto recording any such redemption or repayment and cancellation shall be signed by or on behalf of the Bank. Upon any such redemption or repayment and cancellation, the aggregate principal amount of this Note shall be reduced by the principal amount so redeemed or repaid and cancelled.

              Notwithstanding anything to the contrary contained herein or in the Pricing Supplement, payments with respect to this Note will only be made at the specified office of a Paying Agent in the United States if:

                          (i) the Bank has appointed Paying Agents with
              specified offices outside the United States with the reasonable expectation that such Paying Agents would be able to make payment at such specified offices outside the United States of the full amount due with respect to this Note in the manner provided above when due;

                         (ii) payment of the full amount due with respect to
              this Note at such specified offices outside the United States is illegal or effectively precluded by exchange controls or other similar restrictions; and




                                     (D-5)

                        (iii) such payment is then permitted under United States
              law without involving, in the opinion of the Bank, adverse tax consequences to the Bank.

              If the date for payment of any amount with respect to this Note or any coupon appertaining hereto is not a Payment Business Day in a place of presentation, the bearer of this Note or any such coupon shall not be entitled to payment until the next succeeding Payment Business Day in the relevant place and shall not be entitled to further interest or other payment with respect to such delay. For these purposes, unless otherwise specified in the Pricing Supplement, "Payment Business Day" means any Business Day which is also a day on which commercial banks and foreign exchange markets settle payments in the relevant place of presentation.

              Any action by the bearer of this Note shall bind all future bearers of this Note, and of any Note issued in exchange or substitution herefor or in place hereof, in respect of anything done or permitted by the Bank or by the Global Agent in pursuance of such action.

              Reference is made to the further provisions of this Note set forth on the reverse hereof and in the Pricing Supplement, which further provisions shall for all purposes have the same effect as if set forth at this place. In the event of any conflict between the provisions contained herein or on the reverse hereof and the provisions contained in the Pricing Supplement, the latter shall control. Reference herein to "this Note", "hereof", "herein" and comparable terms shall include the Pricing Supplement.

              Unless the certificate of authentication hereon has been executed by the London Issuing Agent, by manual signature of an authorized signatory, this Note shall not be valid or obligatory for any purpose.

              This Note shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the conflicts of law principles thereof.



                                     (D-6)

              IN WITNESS WHEREOF, the Bank has caused this Note to be duly executed.




                                       MBNA AMERICA BANK, NATIONAL
                                       ASSOCIATION



                                       By:__________________________________

                                                  Authorized Signatory


     Dated:

     LONDON ISSUING AGENT'S
     CERTIFICATE OF AUTHENTICATION

     This is one of the Notes referred
     to in the within-mentioned Agency
     Agreement.


     THE FIRST NATIONAL BANK OF CHICAGO,
      as London Issuing Agent



     By:__________________________________
                 Authorized Signatory



                                     (D-7)

                                [Reverse of Note]




                         [ATTACH REVERSE OF NOTE IN FORM
                        OF EXHIBIT I TO AGENCY AGREEMENT]



                                     (D-8)

                                   Schedule 1
                                   ----------

                            SCHEDULE OF EXCHANGES AND
                   REDEMPTIONS OR REPAYMENTS AND CANCELLATIONS
                   -------------------------------------------

  The following increases (decreases) of this Note and redemptions or repayments and cancellations of this Note have been made:

                  Increase
                  (Decrease) in
                  principal
                  amount of
                  this Note due                  Principal
                  to exchange                    amount of
                  of Temporary   Principal       this Note
  Date of         Global Note    amount          following such
  exchange, or    or exchange    of this NOte    exchange or      Notation made
  redemption or   for            redeemed or     redemption or    by or on
  repayment and   Registered     repaid          repayment and    behalf of the
  cancellation    Global Note    and cancelled   cancellation     Bank
---------------   ------------   -------------   --------------   --------------

---------------   ------------   -------------   --------------   --------------

---------------   ------------   -------------   --------------   --------------

---------------   ------------   -------------   --------------   --------------

---------------   ------------   -------------   --------------   --------------

---------------   ------------   -------------   --------------   --------------


                                     (D-9)

                                   Schedule 2


                                     PART I


                                INTEREST PAYMENTS



                                  Total Amount                    Confirmation
                                  of              Amount of       of payment by
   Interest        Date of        Interest        Interest        or on behalf
   Payment Date    Payment        Payable         Paid            of the Bank
   First
                   ---------      ------------    ---------       -------------
   Second
                   ---------      ------------    ---------       -------------


   [continue numbering until the appropriate number of Interest Payment Dates for this Note is reached]


                                     (D-10)

                                     PART II


                              INSTALLMENT PAYMENTS



                                  Total Amount                    Confirmation
                                  of              Amount of       of payment by
   Installment     Date of        Installments    Installments    or on behalf
   Date            Payment        Payable         Paid            of the Bank
   First
                   --------       -------------   -------------   --------------
   Second
                   --------       -------------   -------------   --------------


     [continue numbering until the appropriate number of Interest Payment Dates for this Note is reached]


                                     (D-11)

                                                                       EXHIBIT E


                         FORM OF DEFINITIVE BEARER NOTE


     [SUBORDINATED NOTE: THE OBLIGATION EVIDENCED BY THIS NOTE IS AN OBLIGATION OF MBNA AMERICA BANK, NATIONAL ASSOCIATION (THE "BANK") AND IS SUBORDINATED TO THE CLAIMS OF DEPOSITORS AND GENERAL CREDITORS OF THE BANK, IS INELIGIBLE AS COLLATERAL FOR A LOAN BY THE BANK AND IS NOT SECURED. THIS OBLIGATION IS NOT A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") OR ANY OTHER INSURER.]

     [SENIOR NOTE: THIS NOTE IS A DIRECT, UNCONDITIONAL, UNSECURED AND UNSUBORDINATED GENERAL OBLIGATION OF MBNA AMERICA BANK, NATIONAL ASSOCIATION (THE "BANK"). THE OBLIGATIONS EVIDENCED BY THIS NOTE RANK PARI PASSU WITH ALL OTHER UNSECURED AND UNSUBORDINATED OBLIGATIONS OF THE BANK EXCEPT OBLIGATIONS, INCLUDING ITS DOMESTIC (U.S.) DEPOSITS, THAT ARE SUBJECT TO ANY PRIORITIES OR PREFERENCES UNDER APPLICABLE LAW. THIS NOTE DOES NOT EVIDENCE A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") OR ANY OTHER INSURER.]

     ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

     [NOTES SOLD WITHIN THE UNITED STATES: THIS NOTE IS ISSUABLE ONLY IN MINIMUM DENOMINATIONS OF US$250,000 AND INTEGRAL MULTIPLES OF US$1,000 IN EXCESS THEREOF. EACH OWNER OF A BENEFICIAL INTEREST IN THIS NOTE MUST BE AN INSTITUTIONAL INVESTOR WHO IS AN "ACCREDITED INVESTOR" WITHIN THE MEANING OF RULE 501 UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND IS REQUIRED TO HOLD A BENEFICIAL INTEREST IN US$250,000 PRINCIPAL AMOUNT OR ANY INTEGRAL MULTIPLE OF US$1,000 IN EXCESS THEREOF OF THIS NOTE AT ALL TIMES.]



     No. B                                                             BEARER
     ISIN No.:
     Common Code:


                                       (E-1)

                      MBNA AMERICA BANK, NATIONAL ASSOCIATION

                                GLOBAL BANK NOTE
                            (Definitive Bearer Note)


     ISSUING BRANCH (if applicable):

     ORIGINAL ISSUE DATE:                          PRINCIPAL AMOUNT:

     MATURITY DATE:                                SPECIFIED CURRENCY:
                                                   /_/ U.S. dollar
                                                   /_/ Other:
     /_/ FIXED RATE NOTE

         INTEREST RATE:     %

     /_/ FLOATING RATE NOTE

     INTEREST RATE DETERMINATION:                  AUTHORIZED
                                                   DENOMINATIONS:

     /_/ ISDA RATE
     /_/ REFERENCE RATE DETERMINATION

     MARGIN (PLUS OR MINUS)                        FLOATING RATE OPTION
     (ISDA Rate only):                             (ISDA Rate only):


     DESIGNATED MATURITY                           RESET DATE
     (ISDA Rate only):                             (ISDA Rate only):


     INITIAL INTEREST RATE                         INDEX MATURITY
     (Reference Rate                               (Reference Rate
     Determination only):     %                    Determination only):

     INTEREST RATE                                 IF CMT RATE:
     BASIS OR BASES                                     Designated CMT
     (Reference Rate                                      Telerate Page:
     Determination only):                               Designated CMT
                                                          Maturity Index:



                                     (E-2)

     IF LIBOR:                                     INDEX CURRENCY
         /_/  LIBOR Telerate                       (Reference Rate
         /_/  LIBOR Reuters                        Determination only):


     SPREAD (PLUS OR MINUS)                        INITIAL INTEREST RESET
     AND/OR SPREAD MULTIPLIER                      DATE (Reference Rate
     (Reference Rate Determination                 Determination only):
     only):


     INTEREST RESET PERIOD                         INTEREST RESET
     (Reference Rate Determination                 DATES (Reference Rate
     only):                                        Determination only):


     INTEREST CALCULATION                          INTEREST PAYMENT DATES:
     (Reference Rate Determination
     only):

     /_/ Regular Floating Rate Note                INTEREST PAYMENT
     /_/ Floating Rate/Fixed Rate Note             PERIOD:
            Fixed Rate Commencement Date:
            Fixed Interest Rate:
     /_/ Inverse Floating Rate Note
            Fixed Interest Rate:


     CALCULATION AGENT:


     MAXIMUM INTEREST RATE:                        MINIMUM INTEREST RATE:


     INITIAL REDEMPTION                            ANNUAL REDEMPTION
     DATE:                                         PERCENTAGE REDUCTION:

     INITIAL REDEMPTION                            HOLDER'S OPTIONAL
     PERCENTAGE:                                   REPAYMENT DATE(S):

     DAY COUNT CONVENTION
     /_/ 30/360 for the period from          to         .
                                    -------     --------


                                     (E-3)

     /_/ Actual/360 for the period from          to          .
                                         -------    --------

     /_/ Actual/Actual for the period from          to         .
                                            -------    --------

     /_/ Other:

     BUSINESS DAY CONVENTION                       ORIGINAL
          ISSUE DISCOUNT
     /_/ Floating Rate Convention                  /_/ Yes
     /_/ Following Business Day Convention         /_/ No
     /_/ Modified Following Business Day           Total Amount of OID:
           Convention                              Yield to Maturity:
     /_/ Preceding Business Day                    Initial Accrual Period:
           Convention                              Issue Price:      %


     DEFAULT RATE:       %

                      MBNA America Bank, National Association, a national banking association organized pursuant to the laws of the United States (the "Bank"), for value received, hereby promises to pay to the bearer hereof, upon presentation and surrender of this Note, the principal amount specified above on the Maturity Date (except to the extent redeemed or repaid prior to the Maturity Date) specified above and to pay interest thereon (i) in accordance with the provisions set forth on the reverse hereof under the caption "Fixed Rate Interest Provisions," if this Note is designated as a "Fixed Rate Note" above, or (ii) in accordance with the provisions set forth on the reverse hereof under the caption "Floating Rate Interest Provisions," if this Note is designated as a "Floating Rate Note" above, but only, in the case of interest (other than Additional Amounts (as defined on the reverse hereof) payable as provided herein) due on or before Maturity (as defined on the reverse hereof), upon presentation and surrender of the interest coupons attached hereto as they severally mature. The Bank shall also (to the


                                     (E-4)
     extent that the payment of such interest shall be legally enforceable) pay interest at the Default Rate per annum specified above on any overdue principal and premium, if any, and on any overdue installment of interest. Interest so payable on overdue interest shall be paid to the bearer of the interest coupon representing such overdue interest or, if there shall be no interest coupon in respect of the same, to the bearer of this Note. In the event that the principal of this Note shall become due and payable prior to the Maturity Date specified above and money therefor shall have been paid or made available for payment, all unmatured interest coupons relating to this Note and any talons for further interest coupons (whether or not attached) shall become void and no payment shall be made in respect thereof.

                      This Note is one of a duly authorized issue of the Bank's Global Bank Notes due from one month or more from date of issue (the "Notes"). The Notes are issued and to be issued under an Agency Agreement dated as of _________ __, 1997 (as amended from time to time, the "Agency Agreement") among the Bank, The First National Bank of Chicago, as global agent (the "Global Agent"), the Global Agent acting through its specified office in New York as paying agent (the "NY Paying Agent") and as registrar (the "Registrar"), the Global Agent acting through its specified office in London as paying agent (the "London Paying Agent") and as issuing agent (the "London Issuing Agent") and Banque Indosuez Luxembourg as transfer agent (the "Transfer Agent") and as paying agent (the "Luxembourg Paying Agent"; together with the NY Paying Agent and the London Paying Agent, the "Paying Agents"; individually, a "Paying Agent"). The terms Global Agent, NY Paying Agent, Registrar, London Paying Agent, London Issuing Agent, Luxembourg Paying Agent and Transfer Agent shall include any additional or successor agents appointed in such capacities by the Bank.

                      Unless otherwise provided herein, upon 60 days written notice being given to the Global Agent by the bearer hereof, this Note may be exchanged, in whole, but not in part (free of charge), for an interest in a global Note in registered form (a "Registered Global Note"). Any such exchange will be made upon presentation and surrender of this Note by the bearer hereof at the offices of the London Issuing Agent (or at such other place outside the United States of America, its territories and possessions, any State of the United States and the District of Columbia (the "United States") as the Global Agent may agree).

                      Unless otherwise provided herein, the principal of, and premium, if any, and interest on, this Note are payable in the Specified Currency indicated above (or, if such Specified Currency is not at the time of such payment legal tender for the payment of public and private


                                     (E-5)
     debts, in such other coin or currency of the country which issued such Specified Currency as at the time of such payment is legal tender for the payment of debts).

                      Subject to any fiscal or other laws and regulations applicable thereto in the place of payment, payments on this Note will be made by transfer to an account in the Specified Currency (which, in the case of a payment in Yen to a nonresident of Japan, shall be a nonresident account) maintained by the payee with, or by a check in the Specified Currency drawn on, a bank (which, in the case of a payment in Yen to a nonresident of Japan, shall be an authorized foreign exchange bank) in the principal financial center of the country of the Specified Currency; provided, however, a check may not be delivered to an address in, and an amount may not be transferred to an account at a bank located in, the United States by any office or agency of the Bank, the Global Agent or any Paying Agent.

                      Payments of principal, premium, if any, and interest on this Note will be made in the manner specified above against presentation or surrender of this Note or coupons, as the case may be, at the branch office of the London Paying Agent maintained for that purpose, or at the office or agency of any other Paying Agent located outside the United States.

                      The bearer of this Note shall be the only person entitled to receive payments with respect hereto, and the Bank will be discharged by payment to, or to the order of, the bearer of this Note with respect to each amount so paid. No person other than the bearer hereof shall have any claim against the Bank with respect to payments due hereon.

                      Notwithstanding anything to the contrary contained herein, payments with respect to this Note will only be made at the specified office of a Paying Agent in the United States if:

                          (i) the Bank has appointed Paying Agents with
              specified offices outside the United States with the reasonable expectation that such Paying Agents would be able to make payment at such specified offices outside the United States of the full amount due with respect to this Note in the manner provided above when due;

                         (ii) payment of the full amount due with respect to
              this Note at such specified offices outside the United States is illegal or effectively precluded by exchange controls or other similar restrictions; and


                                     (E-6)

                        (iii) such payment is then permitted under United States
              law without involving, in the opinion of the Bank, adverse tax consequences to the Bank.

                      If the date for payment of any amount with respect to this Note or any coupon appertaining hereto is not a Payment Business Day in the place of presentation, the bearer of this Note or any such coupon shall not be entitled to payment until the next succeeding Payment Business Day in the relevant place and shall not be entitled to further interest or other payment with respect to such delay. For these purposes, unless otherwise specified herein, "Payment Business Day" means any Business Day which is also a day on which commercial banks and foreign exchange markets settle payments in the relevant place of presentation.

                      Principal, premium, if any, and interest due upon redemption or repayment of this Note as provided herein shall be paid upon presentation and surrender of this Note, together with all appurtenant interest coupons, if any, maturing subsequent to the date of redemption or repayment, as the case may be, to any Paying Agent located outside the United States. Notwithstanding anything to the contrary contained herein, if this Note shall be surrendered for redemption or repayment without all appurtenant interest coupons maturing after the date of redemption or repayment, as the case may be, this Note shall be paid after deducting from the amount otherwise payable on such date an amount equal to the face amount of all missing interest coupons. If thereafter the bearer of this Note shall surrender to any Paying Agent located outside the United States any such missing interest coupon in respect of which a deduction shall have been made from the redemption or repayment price, such bearer shall be entitled to receive the amount so deducted.

                      Title to this Note shall pass by delivery. The Bank may treat the bearer hereof as the absolute owner of this Note for all purposes (whether or not this Note shall be overdue and notwithstanding any notation of ownership or writing hereof or notice of any previous loss or theft thereof).

                      Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

                      Unless the certificate of authentication hereon has been executed by London Issuing Agent, by manual signature of an


                                     (E-7)
     authorized signatory, this Note shall not be valid or obligatory for any purpose.

                      This Note shall be governed by, and construed in accordance with, the laws of the State of Delaware, without regard to the conflicts of law principles thereof.


                                     (E-8)

                      IN WITNESS WHEREOF, the Bank has caused this Note to be duly executed.




                                  MBNA AMERICA BANK, NATIONAL ASSOCIATION


                                  By: ____________________________________

                                              Authorized Signatory

     Dated:

     LONDON ISSUING AGENT'S
     CERTIFICATE OF AUTHENTICATION

     This is one of the Notes referred
     to in the within mentioned Agency
     Agreement.


     THE FIRST NATIONAL BANK OF CHICAGO,
       as London Issuing Agent



     By: ________________________________

                Authorized Signatory


                                     (E-9)

                                [Reverse of Note]




                         [ATTACH REVERSE OF NOTE IN FORM
                        OF EXHIBIT I TO AGENCY AGREEMENT]



                                     (E-10)

                                                                       EXHIBIT F
                                                                       ---------

                                 FORM OF COUPON


                      ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.


                      MBNA AMERICA BANK, NATIONAL ASSOCIATION


     [If the Note to which this Coupon relates is a Fixed Rate Note:]  This
     is a coupon for              due on              .

     [If the Note to which this Coupon relates is a Floating Rate Note:] This is a Coupon for the amount due on the Interest Payment Date falling in .

                      This Coupon is payable to bearer (subject to the terms and conditions of the Note to which this Coupon appertains, which shall be binding upon the bearer of this Coupon whether or not it is for the time being attached to such Note) at the specified offices of the Global Agent and each Paying Agent set out on the reverse hereof (or any other Global Agent or Paying Agent or specified office duly appointed or nominated and notified to the Holders of Notes of the Series of which the Note to which this Coupon appertains is a part).

                      [For Floating Rate Notes:] If the Note to which this Coupon appertains shall have become due and payable before the Maturity Date of this Coupon, this Coupon shall become void and no payment shall be made in respect thereof.

                              MBNA AMERICA BANK, NATIONAL  ASSOCIATION



                              By: ______________________________________


                                     (F-1)

                               [Reverse of Coupon]


                     [Names and Addresses of Paying Agents]


     and/or such other or further agents and/or specified offices as may from time to time be duly appointed or nominated and notified to Holders of Notes of the Series of which the Note to which this Coupon appertains is a part.


                                     (F-2)

                                                                       EXHIBIT G
                                                                       ---------

                                  FORM OF TALON


     [On the front:]


                      ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.

                      MBNA AMERICA BANK, NATIONAL ASSOCIATION



                      After all the Coupons appertaining to the Note and issued in the Coupon sheet to which this Talon was attached have matured, further Coupons [and a further Talon giving entitlement to further Coupons [and a further Talon]] will be issued at any specified office of the Paying Agents set out on the reverse hereof (or such one or more of them and/or such other or further Paying Agents and/or specified offices as shall have been duly appointed or nominated and notified to the Holders of the Notes of the Series of which this Note is a part) upon production and surrender of this Talon, subject to the terms and conditions of such Note which shall be binding on the Holder of this Talon whether or not it is for the time being attached to such Note.

                      This Talon is separately negotiable. The Coupons to which this Talon give entitlement may, in certain circumstances, become void under the terms and conditions before their respective Maturity Dates.

                                  MBNA AMERICA BANK, NATIONAL ASSOCIATION


                                  By: ____________________________________




                                 [PAYING AGENTS]


                                     (G-1)

                               [Reverse of Talon]


                     [Names and Addresses of Paying Agents]


     and/or such other or further agents and/or specified offices as may from time to time be duly appointed or nominated and notified to Holders of Notes of the Series of which the Note to which this Talon appertains is a part.


                                     (G-2)

                                                                       EXHIBIT H
                                                                       ---------
                                 FORM OF RECEIPT


[Face of Receipt:]

                  ANY UNITED STATES PERSON WHO HOLDS THIS OBLIGATION WILL BE SUBJECT TO LIMITATIONS UNDER THE UNITED STATES INCOME TAX LAWS, INCLUDING THE LIMITATIONS PROVIDED IN SECTIONS 165(j) AND 1287(a) OF THE INTERNAL REVENUE CODE.


                     MBNA AMERICA BANK, NATIONAL ASSOCIATION

                  Receipt for the sum of [           ] being the installment of
principal payable in accordance with the terms and conditions of the Note to
which this Receipt appertains (the "Terms and Conditions") on [          ].

                  This Receipt is issued subject to and in accordance with the Terms and Conditions which shall be binding upon the holder of this Receipt (whether or not it is for the time being attached to such Note) and is payable at the specified office of any of the Paying Agents set out on the reverse hereof (and/or any other or further Paying Agents and/or specified offices as may from time to time be duly appointed and notified to the Noteholders).

                  This Receipt must be presented for payment together with the Note to which it appertains. MBNA America Bank, National Association shall have no obligation in respect of any Receipt presented without the Note to which it appertains or any unmatured Receipts.


                                         MBNA AMERICA BANK, NATIONAL ASSOCIATION


                                         By:____________________________________


                                      (H-1)

                              [Reverse of Receipt]

                     [Names and Addresses of Paying Agents]

and/or such other or further agents and/or specified offices as may from time to time be duly appointed or nominated and notified to Holders of Notes of the Series of which the Note to which this Receipt appertains is a part.


                                      (H-2)

                                                                       EXHIBIT I
                                                                       ---------
                             FORM OF REVERSE OF NOTE

                                [Reverse of Note]


                  The Notes (other than notes sold outside of the United States) are issuable only in denominations of US$250,000 and integral multiples of US$1,000 in excess thereof (or equivalent denominations in other currencies, subject to any other statutory or regulatory minimums). This Note, and any Note issued in exchange or substitution therefor or in place hereof, or upon registration of transfer, exchange or partial redemption or repayment of this Note, may be issued only in an Authorized Denomination specified in the Pricing Supplement (or, if this Note is in definitive form, specified on the face hereof).

                  Unless otherwise provided herein or in the Pricing Supplement, the principal of, and premium, if any, and interest on, this Note are payable in the Specified Currency indicated on the face hereof (or, if such Specified Currency is not at the time of such payment legal tender for the payment of public and private debts, in such other coin or currency of the country which issued such Specified Currency as at the time of such payment is legal tender for the payment of debts). If this Note is a DTC Global Note and the Specified Currency indicated on the face hereof is other than U.S. dollars, any such amounts paid by the Bank will be converted by the Global Agent, or such other agent as may be specified in the Pricing Supplement (or, if this Note is in definitive form, specified on the face hereof), which for these purposes shall act as currency exchange agent (the "Exchange Rate Agent"), into U.S. dollars for payment to the holder of this Note.

                  If this Note is a DTC Global Note and the Specified Currency indicated on the face hereof is other than the U.S. dollar, any U.S. dollar amount to be received by the holder of this Note will be based on the Exchange Rate Agent's bid quotation as of 11:00 a.m., London time, on the second day on which banks are open for business in London and New York City preceding the applicable payment date, for the purchase of U.S. dollars with the Specified Currency for settlement on such payment date of the aggregate amount of the Specified Currency payable to all holders of Notes denominated other than in the U.S. dollar scheduled to receive U.S. dollar payments. If such bid quotation is not available, the Exchange Rate Agent will obtain a bid quotation from a leading foreign exchange Global Agent in London or New York City selected by the Exchange Rate Agent for such purchase. If no such bids


                                      (I-1)
are available, payment of the aggregate amount due to the holder of this Note on the payment date will be made in the Specified Currency. All currency exchange costs will be borne by the holder of this Note by deductions from such payments. All determinations referred to above made by the Exchange Rate Agent shall be at its sole discretion and shall, in the absence of manifest error, be conclusive for all purposes and binding upon the Agent and the holder of this Note.

                  If this Note is a DTC Global Note and the Specified Currency indicated on the face hereof is other than the U.S. dollar, the holder of this Note may elect to receive payment of principal (and premium, if any) and interest on this Note in the Specified Currency indicated on the face hereof by submitting a written notice to the Global Agent at 120 Wall Street, New York, New York 10043, Attention: Corporate Trust Services, on or prior to the fifth Business Day following the applicable Regular Record Date in the case of interest and the tenth calendar day prior to the payment date for the payment of principal. Such notice, which may be mailed or hand delivered or sent by cable, telex or other form of facsimile transmission, shall contain (i) the holder's election to receive all or a portion of such payment in the Specified Currency for value on the relevant Interest Payment Date or Maturity, as the case may be, and (ii) wire transfer instructions to an account denominated in the Specified Currency with respect to any payment to be made in the Specified Currency. Any such election made with respect to this Note by the holder will remain in effect with respect to any further payments of principal of (and premium, if any) and interest on this Note payable to the holder of this Note unless such election is revoked on or prior to the fifth Business Day following the applicable Regular Record Date in the case of interest and the tenth calendar day prior to the payment date for the payment of principal.

                  If (i) this Note is a DTC Global Note and the holder of this Note shall have duly made an election to receive all or a portion of a payment of principal of (and premium, if any) or interest on this Note in the Specified Currency indicated on the face hereof, or (ii) if this Note is not a DTC Global Note, in the case of (i) or (ii) in the event the Specified Currency indicated on the face hereof has been replaced by another currency (a "Replacement Currency"), any amount due pursuant to this Note may be repaid, at the option of the Bank, in the Replacement Currency or in U.S. Dollars, at a rate of exchange which takes into account the conversion, at the rate prevailing on the most recent date on which official conversion rates were quoted or set by the national government or other authority responsible for issuing the Replacement Currency, from the Specified Currency to the Replacement Currency and, if necessary, the conversion of the Replacement Currency into U.S. Dollars at the rate prevailing on the date of such conversion.


                                      (I-2)

Notwithstanding the foregoing, if, pursuant to the Treaty on European Union (the "Maastricht Treaty"), all or some of the currencies of the member countries of the European Community are replaced by a new single European currency (the "Euro"), and this Note is denominated in any such currency, the payment of principal of, premium (if any) or interest on this Note shall be effected in Euro in conformity with legally applicable measures taken pursuant to, or by virtue of, the Maastricht Treaty.

                  If the Specified Currency indicated on the face hereof is other than the European Currency Unit ("ECU") and (i) this Note is a DTC Global Note and the holder of this Note shall have duly made an election to receive all or a portion of a payment of principal of (and premium, if any) or interest on this Note in the Specified Currency indicated on the face hereof, or (ii) if this Note is not a DTC Global Note, in the case of (i) or (ii) if such Specified Currency is not available due to the imposition of exchange controls or other circumstances beyond the control of the Bank, the Bank will be entitled to satisfy its obligations to the holder of this Note by making such payments of principal of (and premium, if any) or interest on this Note in U.S. dollars until the Specified Currency is again available. In such circumstances, the U.S. dollar amount to be received by the holder of this Note will be made on the basis of the most recently available bid quotation from a leading foreign exchange bank in London or New York City selected by the Exchange Rate Agent, for the purchase of U.S. dollars with the Specified Currency for settlement on such payment date of the aggregate amount of the Specified Currency payable to all holders of Notes denominated other than in the U.S. dollar scheduled to receive U.S. dollar payments. Any payment made under such circumstances in U.S. dollars where the payment is required to be made in the Specified Currency will not constitute an "Event of Default" with respect to this Note.

Payment in a Composite Currency

                  If (i) this Note is a DTC Global Note and the holder of this Note shall have duly made an election to receive payments of principal, premium, if any, or interest hereon in the Specified Currency indicated on the face hereof, or (ii) if this Note is not a DTC Global Note and, in the case of (i) or
(ii), the Specified Currency is the ECU, subject to the following provisions, the value and composition of the ECU in which such payments of principal, premium, if any, or interest are made shall be the same as the composition of the European Currency Unit that is from time to time used as the unit of account of the European Communities (the "EC"). Certain changes as to the nature of


                                      (I-3)
the composition of the ECU may be made by the European Communities in conformity with the provisions of the Treaty on European Union. References herein to the ECU shall be deemed to be references to the ECU as so changed.

                  If, on the date on which any such payment of principal, premium, if any, or interest with respect to this Note is due, the ECU is used neither as the unit of account of the EC nor as the currency of the European Union, the Exchange Rate Agent shall, without liability on its part and without regard to the interests of individual Noteholders and after consultation with the Bank if practicable, choose a component currency (the "Chosen Currency") of the ECU when the ECU was most recently used as the unit of account of the EC in which all payments due on that due date with respect to this Note shall be made. Notice of the Chosen Currency selected by the Exchange Rate Agent shall, where practicable, be given to the holder hereof. The amount of each payment in such Chosen Currency shall be computed on the basis of the equivalent of the ECU in that currency, determined as provided below, as of the fourth London Business Day (as defined below) prior to the date on which such payment is due.

                  Without limiting the foregoing, on the first London Business Day on which the ECU is used neither as the unit of account of the EC nor as the currency of the European Union, the Exchange Rate Agent shall, without liability on its part and without regard to the interests of individual Noteholders and after consultation with the Agent if practicable, choose a component currency of the ECU (also the Chosen Currency) when the ECU was most recently used as the unit of account of the EC in which all payments with respect to this Note having a due date prior thereto but not yet paid are to be made. The amount of each payment in such Chosen Currency shall be computed on the basis of the equivalent of the ECU in that currency, determined as provided below, as of such first London Business Day.


                  The equivalent of the ECU in the relevant Chosen Currency as of any date (the "Date of Valuation") shall be determined on the following basis by the Exchange Rate Agent or such other agent as may be specified in the Pricing Supplement (or, if this Note is in definitive form, specified on the face hereof) which shall for these purposes act as computation agent (the "Computation Agent"). The component currencies of the ECU for this purpose (the "Components") shall be the currency amounts which were components of the ECU on the last day on which the ECU was used as the unit of account of the EC; provided, however, that if the ECU is being used for the settlement of transactions by public institutions of or within the EC, or if it was so


                                      (I-4)
used after its most recent use as the unit of account of the EC, the Components shall be:

               (i) the currency amounts that are components of the ECU as so used as of the Date of Valuation; or

               (ii) the currency amounts that were components of the ECU when it was most recently so used, as the case may be.

                  The equivalent of the ECU in the Chosen Currency shall be calculated by, first, aggregating the U.S. dollar equivalents of the Components, and then, using the rate used for determining the U.S. dollar equivalents of the Components in the Chosen Currency as set forth below, calculating the equivalent in the Chosen Currency of such aggregate amount in U.S. dollars.

                  The U.S. dollar equivalent of each of the Components shall be determined by the Computation Agent on the basis of the middle spot delivery quotations prevailing at 11:00 a.m. (London time) on the Date of Valuation, as obtained by the Computation Agent in the country of issue of the Component in question.

                  If the official unit of any Component is altered by way of combination or subdivision, the number of units of that Component shall be divided or multiplied in the same proportion. If two or more Components are consolidated into a single currency, the amounts of those Components shall be replaced by an amount in such single currency equal to the sum of the amounts of the consolidated Components expressed in such single currency. If any Component is divided into two or more currencies, the amount of that Component shall be replaced by the amounts of such two or more currencies each of which shall be equal to the amount of the former Component divided by the number of currencies into which that currency was divided.

                  If no direct quotations are available for a Component as of a Date of Valuation from any of the Global Agents selected by the Computation Agent for this purpose because foreign exchange markets are closed in the country of issue of that currency or for any other reason, the most recent direct quotations for that currency obtainable by the Computation Agent shall be used in computing the equivalents of the ECU on such Date of Valuation; provided, however, that such most recent quotations may be used only if they were prevailing in the country of issue of such Component not more than two London Business Days before such Date of Valuation. If the most recent quotations obtained by the Computation Agent are those which were so prevailing more than two


                                      (I-5)

London Business Days before such Date of Valuation, the Computation Agent shall determine the U.S. dollar equivalent of such Component on the basis of cross rates derived from the middle spot delivery quotations for such Component and for the U.S. dollar prevailing at 11:00 a.m. (London time) by the Computation Agent, in a country other than the country of issue of such Component. If such most recent quotations obtained by the Computation Agent are those which were so prevailing not more than two London Business Days before such Date of Valuation, the Computation Agent shall determine the U.S. dollar equivalent of such Component on the basis of such cross rates if the Computation Agent judges that the equivalent so calculated is more representative than the U.S. dollar equivalent calculated on the basis of such most recent direct quotations. Unless otherwise determined by the Computation Agent, if there is more than one market for dealing in any Component by reason of foreign exchange regulations or for any other reason, the market to be referred to with respect to such currency shall be that upon which a non-resident issuer of securities denominated in such currency would purchase such currency in order to make payments with respect to such securities.

                  All choices and determinations made by the Computation Agent for the foregoing purposes shall be at its sole discretion (after consultation with the Agent) and shall, in the absence of manifest error, be conclusive for all purposes and binding upon the Global Agent and the holder of this Note.

                  Whenever a payment is to be made in a Chosen Currency as provided herein, such Chosen Currency shall be deemed to be the Specified Currency for all other purposes.

                  The provisions set forth above in "Payment in a Component Currency" shall not apply in the event the ECU becomes a new single European currency in its own right in some or all of the member states of the European Communities. Under these circumstances, payments of principal, premium, if any, and interest, if any, on any Note denominated in ECU shall be effected in Euro at such time as is required by, and otherwise in conformity with, legally applicable measures adopted by the European Council.

                  The Bank has initially appointed The First National Bank of Chicago as global agent (the "Global Agent"), The First National Bank of Chicago acting through its specified office in New York as paying agent (the "NY Paying Agent"), The First National Bank of Chicago acting through its specified office in London as paying agent (the "London Paying Agent") and Banque Indosuez Luxembourg as paying agent (the "Luxembourg Paying Agent"; together with the Global Agent, the NY


                                      (I-6)

Paying Agent and the London Paying Agents, the "Paying Agents"; individually, a "Paying Agent"), which term shall include any additional or successor paying agents appointed pursuant to the Agency Agreement) to act as paying agents in respect of the Notes. If this Note is in registered form, this Note may be presented or surrendered for payment, and notices, designations or requests in respect of payments with respect to this Note may be served, at the office or agency of any Paying Agent maintained for that purpose. The Global Agent may at any time rescind any designation of a Paying Agent, appoint any additional or successor Paying Agents or approve a change in the office through which a Paying Agent acts.

                  Subject to any fiscal or other laws and regulations applicable thereto in the place of payment, payments on Registered Notes to be made in a Specified Currency other than the U.S. dollar and payments on Bearer Notes will be made by a check in the Specified Currency drawn on, or by wire transfer to an account in the Specified Currency (which, in the case of a payment in Yen to a non-resident of Japan, shall be a non-resident account) maintained by the payee with, a Global Agent (which, in the case of a payment in Yen to a non-resident of Japan, shall be an authorized foreign exchange Global Agent) in the principal financial center of the country of the Specified Currency, provided, however, a check may not be delivered to an address in, and an amount may not be transferred to an account at a Agent located in, the United States of America or its possessions by any office or agency of the Agent, the Global Agent or any Paying Agent.

Fixed Rate Interest Provisions

                  If this Note is designated as a "Fixed Rate Note" on the face hereof, the Agent will pay interest on each Interest Payment Date specified in the Pricing Supplement (or, if this Note is in definitive form, specified on the face hereof) and on the Maturity Date or any Redemption Date or Holder's Optional Repayment Date (as defined below) (each such Maturity Date, Redemption Date and Holder's Optional Repayment Date and the date on which the principal or an installment of principal is due and payable by declaration of acceleration as provided herein being hereinafter referred to as a "Maturity" with respect to the principal repayable on such date), commencing on the first Interest Payment Date next succeeding the Original Issue Date specified on the face hereof, at the Interest Rate per annum specified in the Pricing Supplement (or, if this Note is in definitive form, specified on the face hereof), until the principal hereof is paid or duly made available for payment.


                                      (I-7)

                  Payments of interest hereon will include interest accrued from and including the most recent Interest Payment Date to which interest on this Note (or any predecessor Note) has been paid or duly provided for (or, if no interest has been paid or duly provided for, from and including the Original Issue Date) to but excluding the relevant Interest Payment Date or Maturity, as the case may be. Unless otherwise specified in the Pricing Supplement (or, if this Note is in definitive form, on the face hereof), if the Maturity Date specified on the face hereof falls more than one year from the Original Issue Date, interest payments for this Note shall be computed and paid on the basis of a 360-day year of twelve 30-day months. Unless otherwise specified in the Pricing Supplement (or, if this Note is in definitive form, on the face hereof), if the Maturity Date specified on the face hereof falls one year or less from the Original Issue Date, interest payments for this Note shall be computed and paid on the basis of the actual number of days in the year divided by 360.

                  Unless otherwise provided herein, if any Interest Payment Date or the Maturity of this Note falls on a day which is not a Business Day, the related payment of principal of, premium, if any, or interest on, this Note shall be made on the next succeeding Business Day with the same force and effect as if made on the date such payments were due, and no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date or the Maturity, as the case may be.

Floating Rate Interest Provisions

                  If this Note is designated as a "Floating Rate Note" on the face hereof, the Agent will pay interest on each Interest Payment Date specified in the Pricing Supplement (or, if this Note is in definitive form, specified on the face hereof) and at Maturity, commencing on the first Interest Payment Date next succeeding the Original Issue Date specified on the face hereof (or, if the Original Issue Date is between a Regular Record Date and the Interest Payment Date immediately following such Regular Record Date, on the second Interest Payment Date following the Original Issue Date), at a rate per annum determined in accordance with the provisions hereof (and, if this Note as in global form, in accordance with the Pricing Supplement), until the principal hereof is paid or duly made available for payment.

                  Payments of interest hereon will include interest accrued from and including the most recent Interest Payment Date to which interest on this Note (or any predecessor Note) has been paid or duly provided for (or, if no interest has been paid or duly provided


                                      (I-8)
for, from and including the Original Issue Date) to but excluding the relevant Interest Payment Date or Maturity, as the case may be (each such period an "Interest Period").

                  Unless otherwise specified herein or in the Pricing Supplement, if any Interest Payment Date (or other date which is subject to adjustment in accordance with a Business Day Convention specified on the face hereof or in the Pricing Supplement) in respect of this Note (other than an Interest Payment Date at Maturity) would otherwise fall on a day that is not a Business Day, then, if the Business Day Convention specified on the face hereof or in the Pricing Supplement is:

         (1) the "Floating Rate Convention," such Interest Payment Date (or other date) shall be postponed to the next succeeding day which is a Business Day unless it would thereby fall into the next succeeding calendar month, in which event (A) such Interest Payment Date (or other date) shall be brought forward to the next preceding Business Day and (B) each subsequent Interest Payment Date (or other date) shall be the last Business Day in the month which falls the number of months or other period specified as the Interest Payment Period on the face hereof after the preceding applicable Interest Payment Date (or other date) occurred; or

         (2) the "Following Business Day Convention," such Interest Payment Date (or other date) shall be postponed to the next succeeding day which is a Business Day; or

         (3) the "Modified Following Business Day Convention," such Interest Payment Date (or other date) shall be postponed to the next succeeding day that is a Business Day unless it would thereby fall into the next succeeding calendar month, in which event such Interest Payment Date (or other date) shall be brought forward to the next preceding Business Day; or

         (4) the "Preceding Business Day Convention," such Interest Payment Date (or other date) shall be brought forward to the next preceding Business Day.

                  If the Maturity of this Note falls on a day that is not a Business Day, the related payment of principal of, premium, if any, and interest on, this Note will be made on the next succeeding Business Day with the same force and effect as if made on the date such payment


                                      (I-9)
was due, and no interest shall accrue on the amount so payable for the period from and after such Maturity.

                  If "ISDA Rate" is specified on the face hereof or in the Pricing Supplement in connection with the determination of the rate of interest on this Note, the rate of interest on this Note for each Interest Period will be the relevant ISDA Rate (as defined below) plus or minus the Margin, if any, specified on the face hereof or in the Pricing Supplement. Unless otherwise specified on the face hereof or in the Pricing Supplement, "ISDA Rate" means, with respect to any Interest Period, the rate equal to the Floating Rate that would be determined by the Global Agent or other person specified on the face hereof or in the Pricing Supplement pursuant to an interest rate swap transaction if the Global Agent or that other person were acting as Calculation Agent for that swap transaction in accordance with the terms of an agreement in the form of the Interest Rate and Currency Exchange Agreement published by the International Swaps and Derivatives Association, Inc. (the "ISDA Agreement") and evidenced by a Confirmation (as defined in the ISDA Agreement) incorporating the ISDA Definitions and under which:

         (A) the Floating Rate Option is as specified on the face hereof or in the Pricing Supplement;

         (B) the Designated Maturity is the period specified on the face hereof or in the Pricing Supplement; and

         (C) the relevant Reset Date is either (i) if the applicable Floating Rate Option is based on the London inter-bank offered rate for a currency, the first day of that Interest Period or
                  (ii) in any other case, as specified on the face hereof or in the Pricing Supplement.

As used in this paragraph, "Floating Rate", "Calculation Agent", "Floating Rate Option", "Designated Maturity", and "Reset Date" have the meanings ascribed to those terms in the ISDA Definitions.

                  If "Reference Rate Determination" is specified on the face hereof or in the Pricing Supplement in connection with the determination of the rate of interest on this Note, this Note will bear interest at a rate per annum equal to the Initial Interest Rate specified on the face hereof or in the Pricing Supplement until the Initial Interest Reset Date specified on the face hereof or in the Pricing Supplement and thereafter at a rate per annum determined as follows:


                                     (I-10)

                  1. If this Note is designated as a "Regular Floating Rate Note" on the face hereof or in the Pricing Supplement or if no designation is made for Interest Calculation on the face hereof or in the Pricing Supplement, then, except as described below or in the Pricing Supplement, this Note shall bear interest at the rate determined by reference to the applicable Interest Rate Basis or Bases specified on the face hereof or in the Pricing Supplement (i) plus or minus the applicable Spread, if any, and/or (ii) multiplied by the applicable Spread Multiplier, if any, specified and applied in the manner described on the face hereof or in the Pricing Supplement. Commencing on the Initial Interest Reset Date, the rate at which interest on this Note is payable shall be reset as of each Interest Reset Date specified on the face hereof or in the Pricing Supplement; provided, however, that the interest rate in effect for the period from the Original Issue Date to the Initial Interest Reset Date will be the Initial Interest Rate.

                  2. If this Note is designated as a "Floating Rate/Fixed Rate Note" on the face hereof or in the Pricing Supplement, then, except as described below or in the Pricing Supplement, this Note shall bear interest at the rate determined by reference to the applicable Interest Rate Basis or Bases specified on the face hereof or in the Pricing Supplement (i) plus or minus the applicable Spread, if any, and/or (ii) multiplied by the applicable Spread Multiplier, if any, specified and applied in the manner described on the face hereof or in the Pricing Supplement. Commencing on the Initial Interest Reset Date, the rate at which interest on this Note is payable shall be reset as of each Interest Rate Date specified on the face hereof or in the Pricing Supplement; provided, however, that (i) the interest rate in effect for the period from the Original Issue Date to the Initial Interest Reset Date shall be the Initial Interest Rate and (ii) the interest rate in effect commencing on, and including, the Fixed Rate Commencement Date to the Maturity Date shall be the Fixed Interest Rate, if such a rate is specified on the face hereof or in the Pricing Supplement, or if no such Fixed Interest Rate is so specified, the interest rate in effect hereon on the Business Day immediately preceding the Fixed Rate Commencement Date.

                  3. If this Note is designated as an "Inverse Floating Rate Note" on the face hereof or in the Pricing Supplement, then, except as described below or in the Pricing Supplement, this Note shall bear interest equal to the Fixed


                                     (I-11)

Interest Rate indicated on the face hereof or in the Pricing Supplement minus the rate determined by reference to the applicable Interest Rate Basis or Bases specified on the face hereof or in the Pricing Supplement (i) plus or minus the applicable Spread, if any, and/or (ii) multiplied by the applicable Spread Multiplier, if any, specified and applied in the manner described on the face hereof or in the Pricing Supplement; provided, however, that, unless otherwise specified on the face hereof or in the Pricing Supplement, the interest rate hereon will not be less than zero percent. Commencing on the Initial Interest Reset Date, the rate at which interest on this Note is payable shall be reset as of each Interest Rate Reset Date specified on the face hereof or in the Pricing Supplement; provided, however, that the interest rate in effect for the period from the Original Issue Date to the Initial Interest Reset Date shall be the Initial Interest Rate.

                  Except as provided above, if "Reference Rate Determination" is specified on the face hereof or in the Pricing Supplement in connection with the determination of the rate of interest on this Note, the interest rate in effect on each day shall be (a) if such day is an Interest Reset Date, the interest rate determined as of the Interest Determination Date (as defined below) immediately preceding such Interest Reset Date or (b) if such day is not an Interest Reset Date, the interest rate determined as of the Interest Determination Date immediately preceding the next preceding Interest Reset Date. Each Interest Rate Basis shall be the rate determined in accordance with the applicable provision below. If any Interest Reset Date (which term includes the term Initial Interest Reset Date unless the context otherwise requires) would otherwise be a day that is not a Business Day, such Interest Reset Date shall be adjusted in accordance with the Business Day Convention specified on the face hereof or in the Pricing Supplement.

                  Unless otherwise specified on the face hereof or in the Pricing Supplement, the "Interest Determination Date" with respect to the CMT Rate, the Commercial Paper Rate, the Federal Funds Rate, the J.J. Kenny Rate, the CD Rate and the Prime Rate will be the second Business Day preceding each Interest Reset Date; the "Interest Determination Date" with respect to the Eleventh District Cost of Funds Rate will be the last working day of the month immediately preceding each Interest Reset Date on which the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco") publishes the Index (as defined below); the "Interest Determination Date" with respect to LIBOR shall be the second London Business Day (as defined below) preceding each Interest Reset Date; the "Interest Determination Date" with respect to


                                     (I-12)
the Treasury Rate will be the day in the week in which the related Interest Reset Date falls on which day Treasury Bills (as defined below) are normally auctioned (Treasury Bills are normally sold at auction on Monday of each week, unless that day is a legal holiday, in which case the auction is normally held on the following Tuesday, except that such auction may be held on the preceding Friday); provided, however, that if an auction is held on the Friday of the week preceding the related Interest Reset Date, the related Interest Determination Date shall be such preceding Friday; and provided, further, that if an auction shall fall on any Interest Reset Date, then the Interest Reset Date shall instead be the first Business Day following such auction. If the interest rate of this Note is determined with reference to two or more Interest Rate Bases as specified on the face hereof or in the Pricing Supplement, the Interest Determination Date pertaining to this Note will be the latest Business Day which is at least two Business Days prior to such Interest Reset Date on which each Interest Rate Basis is determinable. Each Interest Rate Basis shall be determined on such date, and the applicable interest rate shall take effect on the Interest Reset Date.

                  Determination of CMT Rate. If an Interest Rate Basis for this
Note is the CMT Rate, as indicated on the face hereof or in the Pricing Supplement, the CMT Rate shall be determined as of the applicable Interest Determination Date (a "CMT Rate Interest Determination Date"), as the rate displayed on the Designated CMT Telerate Page under the caption "...Treasury Constant Maturities...Federal Reserve Board Release H.15...Mondays Approximately 3:45 P.M.," under the column for the Designated CMT Maturity Index for (i) if the Designated CMT Telerate Page is 7055, the rate on such CMT Rate Interest Determination Date and (ii) if the Designated CMT Telerate Page is 7052, the week, or the month, as applicable, ended immediately preceding the week in which the related CMT Rate Interest Determination Date occurs. If such rate is no longer displayed on the relevant page, or if not displayed by 3:00 p.m., New York City time, on the related Calculation Date, then the CMT Rate for such CMT Rate Interest Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index as published by the Board of Governors of the Federal Reserve System in the weekly statistical released entitled "Statistical Release H.15(519), Selected Interest Rates," or any successor publication of the Board of Governors of the Federal Reserve System ("H.15(519)"). If such rate is no longer published, or if not published by 3:00 p.m., New York City time, on the related Calculation Date, then the CMT Rate for such CMT Rate Interest Determination Date will be such treasury constant maturity rate for the Designated CMT Maturity Index (or other United States Treasury rate for the Designated CMT Maturity Index) for the CMT Rate Interest Determination Date with


                                     (I-13)
respect to such Interest Reset Date as may then be published by either the Board of Governors of the Federal Reserve System or the United States Department of the Treasury that the Calculation Agent determines to be comparable to the rate formerly displayed on the Designated CMT Telerate Page and published in the relevant H.15(519). If such information is not provided by 3:00 p.m., New York City time, on the related Calculation Date, then the CMT Rate for the CMT Rate Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity, based on the arithmetic mean of the secondary market closing offer side prices as of approximately 3:30 p.m., New York City time, on the CMT Rate Interest Determination Date reported, according to their written records, by three leading primary United States government securities dealers (each, a "Reference Dealer") in The City of New York selected by the Calculation Agent (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, one of the lowest)), for the most recently issued direct noncallable fixed rate obligations of the United States ("Treasury Notes") with an original maturity of approximately the Designated CMT Maturity Index and a remaining term to maturity of not less than such Designated CMT Maturity Index minus one year. If the Calculation Agent cannot obtain three such Treasury Note quotations, the CMT Rate for such CMT Rate Interest Determination Date will be calculated by the Calculation Agent and will be a yield to maturity based on the arithmetic mean of the secondary market offer side prices as of approximately 3:30 p.m., New York City time, on the CMT Rate Interest Determination Date of three Reference Dealers in The City of New York (from five such Reference Dealers selected by the Calculation Agent and eliminating the highest quotation (or, in the event of equality, one of the highest) and the lowest quotation (or, in the event of equality, on of the lowest)), for Treasury Notes with an original maturity of the number of years that is the next highest to the Designated CMT Maturity Index and a remaining term to maturity closest to the Designated CMT Maturity Index and in an amount of at least $100 million. If three or four (and not five) of such Reference Dealers are quoting as described above, then the CMT Rate will be based on the arithmetic mean of the offer prices obtained and neither the highest nor the lowest of such quotes will be eliminated; provided, however, that if fewer than three Reference Dealers selected by the Calculation Agent are quoting as described herein, the CMT Rate will be the CMT Rate in effect on such CMT Rate Interest Determination Date. If two Treasury Notes with an original maturity as described in the third preceding sentence have remaining terms to maturity equally close to the Designated CMT Maturity Index, the quotes for the CMT Rate Note with the shorter remaining term to maturity will be used.


                                     (I-14)

                  "Designated CMT Telerate Page" means the display on the Dow Jones Telerate Service on the page designated on the face hereof or in the Pricing Supplement (or any other page as may replace such page on that service for the purpose of displaying Treasury Constant Maturities as reported in H.15(519)), for the purpose of displaying Treasury Constant Maturities as reported in H.15(519). If no such page is specified on the face hereof or in the Pricing Supplement, the Designated CMT Telerate Page shall be 7052 for the most recent week.

                  "Designated CMT Maturity Index" means the original period to maturity of the U.S. Treasury securities (either 1, 2, 3, 5, 7, 10, 20 or 30 years) specified on the face hereof or in the Pricing Supplement with respect to which the CMT Rate will be calculated. If no such maturity is specified on the face hereof or in the Pricing Supplement, the Designated CMT Maturity Index shall be 2 years.

                  Determination of Commercial Paper Rate. If an Interest Rate Basis for this Note is the Commercial Paper Rate, as indicated on the face hereof or in the Pricing Supplement, the Commercial Paper Rate shall be determined as of the applicable Interest Determination Date (a "Commercial Paper Rate Interest Determination Date"), as the Money Market Yield (as defined below) on such date of the rate for commercial paper having the Index Maturity specified on the face hereof or in the Pricing Supplement as published in H.15(519) under the heading "Commercial Paper". In the event that such rate is not published by 3:00 p.m., New York City time, on the related Calculation Date, then the Commercial Paper Rate shall be the Money Market Yield on such Commercial Paper Rate Interest Determination Date of the rate for commercial paper having the Index Maturity specified on the face hereof or in the Pricing Supplement as published in the daily statistical release entitled "Composite 3:30 P.M. Quotations for U.S. Government Securities" or any successor publication published by the Federal Reserve Bank of New York ("Composite Quotations") under the heading "Commercial Paper" (with an Index Maturity of one month or three months being deemed to be equivalent to an Index Maturity of 30 days or 90 days, respectively). If by 3:00 p.m., New York City time, on the related Calculation Date such rate is not yet published in either H.15(519) or Composite Quotations, then the Commercial Paper Rate on such Commercial Paper Rate Interest Determination Date shall be calculated by the Calculation Agent and shall be the Money Market Yield of the arithmetic mean of the offered rates at approximately 11:00 a.m., New York City time, on such Commercial Paper Rate Interest Determination Date of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for commercial paper having the Index Maturity designated on the face hereof or in the Pricing Supplement placed for an industrial issuer whose bond rating is "AA," or the equivalent, from a


                                     (I-15)
nationally recognized securities rating agency; provided, however, that if any of the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Commercial Paper Rate determined as of such Commercial Paper Rate Interest Determination Date shall be the rate in effect on such Commercial Paper Rate Interest Determination Date.

                  "Money Market Yield" means a yield (expressed as a percentage) calculated in accordance with the following formula:

                  Money Market Yield =       D x 360     x 100
                                         -------------
                                         360 - (D x M)

where "D" refers to the applicable per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal, and "M" refers to the actual number of days in the interest period for which interest is being calculated.

                  Determination of Eleventh District Cost of Funds Rate. If an Interest Rate Basis for this Note is the Eleventh District Cost of Funds Rate, as indicated on the face hereof or in the Pricing Supplement, the Eleventh District Cost of Funds Rate shall be determined as of the applicable Interest Determination Date (an "Eleventh District Cost of Funds Rate Interest Determination Date"), as the rate equal to the monthly weighted average cost of funds for the calendar month immediately preceding the month in which such Eleventh District Cost of Funds Rate Interest Determination Date falls, as set forth under the caption "11th District" on Telerate Page 7058 (as defined below) as of 11:00 a.m., San Francisco time, on such Eleventh District Cost of Funds Rate Interest Determination Date. If such rate does not appear on Telerate Page 7058 on any related Eleventh District Cost of Funds Rate Interest Determination Date, the Eleventh District Cost of Funds Rate for such Eleventh District Cost of Funds Rate Interest Determination Date shall be the monthly weighted average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District that was most recently announced (the "Index") by the FHLB of San Francisco as such cost of funds for the calendar month immediately preceding the date of such announcement. If the FHLB of San Francisco fails to announce such rate for the calendar month immediately preceding such Eleventh District Cost of Funds Rate Interest Determination Date, then the Eleventh District Cost of Funds Rate determined as of such Eleventh District Cost of Funds Rate Interest Determination Date shall be the Eleventh District Cost of Funds Rate in effect on such Eleventh District Cost of Funds Rate Interest Determination Date.


                                     (I-16)

                  "Telerate Page 7058" means the display designated as page "7058" on the Dow Jones Telerate Service (or such other page as may replace the 7058 page on that service for the purpose of displaying the monthly weighted average cost of funds paid by member institutions of the Eleventh Federal Home Loan Bank District).

                  Determination of J.J. Kenny Rate. If an Interest Rate Basis for this Note is the J.J. Kenny Rate, as indicated on the face hereof or in the Pricing Supplement, the J.J. Kenny Rate shall be determined as of the applicable Interest Determination Date (a "J.J. Kenny Interest Determination Date") as the rate in the high grade weekly index (the "Weekly Index") on such date made available by Kenny Information Systems ("Kenny") to the Calculation Agent. The Weekly Index Maturity is, and shall be, based upon 30-day yield evaluations at par of bonds, the interest of which is exempt from Federal income taxation under the Internal Revenue Code of 1986, as amended, of not less than five high grade component issuers selected by Kenny which shall include, without limitation, issuers of general obligation bonds. The specific issuers included among the component issuers may be changed from time to time by Kenny in its discretion. The bonds on which the Weekly Index is based shall not include any bonds on which the interest is subject to a minimum tax or similar tax under the Internal Revenue Code of 1986, as amended, unless all tax-exempt bonds are subject to such tax. In the event Kenny ceases to make available such Weekly Index, a successor indexing agent will be selected by the Calculation Agent, such index to reflect the prevailing rate for bonds rated in the highest short-term rating category by Moody's Investors Service, Inc. and Standard & Poor's Ratings Group in respect of issuers most closely resembling the high grade component issuers selected by Kenny for its Weekly Index, the interest on which is (i) variable on a weekly basis, (ii) exempt from Federal income taxation under the Internal Revenue Code of 1986, as amended, and (iii) not subject to a minimum tax or similar tax under the Internal Revenue of Code of 1986, as amended, unless all tax-exempt bonds are subject to such tax. If such successor indexing agent is not available, the rate for any J.J. Kenny Interest Determination Date shall be 67% of the rate determined if the Treasury Rate option had been originally selected.

                  Determination of CD Rate. If an Interest Rate Basis for this
Note is the CD Rate, as indicated on the face hereof or in the Pricing Supplement, the CD Rate shall be determined as of the applicable Interest Determination Date (a "CD Rate Interest Determination Date") as the rate on such date for negotiable certificates of deposit having the Index Maturity specified on the face hereof or in the Pricing Supplement as published in H.15(519) under the heading "CDs (Secondary Market)". In the event that such rate is not so published before 3:00 p.m., New


                                     (I-17)

York City time, on the Calculation Date pertaining to such CD Rate Interest Determination Date, the CD Rate will be the rate on such CD Rate Interest Determination Date for negotiable certificates of deposit having the Index Maturity specified on the face hereof or in the Pricing Supplement as published in Composite Quotations under the heading "Certificates of Deposit". If such rate is published neither in H.15(519) nor in the Composite Quotations by 3:00 p.m., New York City time, on such Calculation Date, the CD Rate for such CD Rate Interest Determination Date will be calculated by the Calculation Agent and will be the arithmetic mean of the secondary market offered rates as of 10:00 a.m., New York City time, on such CD Rate Interest Determination Date, of three leading nonbank dealers of negotiable U.S. dollar certificates of deposit in The City of New York (which may include one or more of the Dealers) selected by the Calculation Agent for negotiable certificates of deposit in a denomination of US$5,000,000 of the four highest rated banks (as rated by two nationally recognized rating agencies) of the 25 largest United States banks ranked by asset size based on the most recent year-end survey published in The American Banker (or a comparable publication) with a remaining maturity closest to the Index Maturity specified on the face hereof or in the Pricing Supplement; provided, however, that if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the CD Rate determined on such CD Rate Interest Determination Date will be the CD Rate in effect on such date.

                  Determination of Federal Funds Rate. If an Interest Rate Basis for this Note is the Federal Funds Rate, as indicated on the face hereof or in the Pricing Supplement, the Federal Funds Rate shall be determined as of the applicable Interest Determination Date (a "Federal Funds Rate Interest Determination Date"), as the rate on such date for federal funds as published in H.15(519) under the heading "Federal Funds (Effective)" or, if not so published by 3:00 p.m., New York City time, on the related Calculation Date, the rate on such Federal Funds Rate Interest Determination Date, as published in Composite Quotations under the heading "Federal Funds/Effective Rate." If by 3:00 p.m., New York City time, on the related Calculation Date such rate is not published in either H.15(519) or Composite Quotations, then the Federal Funds Rate on such Federal Funds Rate Interest Determination Date shall be calculated by the Calculation Agent and shall be the arithmetic mean of the rates for the last transaction in overnight U.S. dollar federal funds arranged prior to 9:00 a.m., New York City time, or such Federal Funds Rate Interest Determination Date by three leading brokers of federal funds transactions in The City of New York selected by the Calculation Agent; provided, however, that if any of the brokers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Federal Funds Rate


                                     (I-18)
determined as of such Federal Funds Rate Interest Determination Date shall be the Federal Funds Rate in effect on such Federal Funds Rate Interest Determination Date.

                  Determination of LIBOR. If an Interest Rate Basis for this
Note is LIBOR, as indicated on the face hereof or in the Pricing Supplement, LIBOR shall be determined by the Calculation Agent as of the applicable Interest Determination Date (a "LIBOR Interest Determination Date"), in accordance with the following provisions:

                  (a) with respect to any LIBOR Interest Determination Date, LIBOR will be, as specified on the face hereof or in the Pricing Supplement, either: (i) if "LIBOR Reuters" is specified on the face hereof or in the Pricing Supplement, the arithmetic mean of the offered rates (unless the specified Designated LIBOR Page by its terms provides only for a single rate, in which case such single rate shall be used) for deposits in the Index Currency having the Index Maturity specified on the face hereof, commencing on the second London Banking Day immediately following that LIBOR Interest Determination Date, that appear on the Designated LIBOR Page specified on the face hereof or in the Pricing Supplement, as of 11:00 a.m., London time, on that LIBOR Interest Determination Date, if at least two such offered rates appear (unless, as aforesaid, only a single rate is required) on such Designated LIBOR Page, or
(ii) if "LIBOR Telerate" is specified on the face hereof or in the Pricing Supplement or if neither "LIBOR Telerate" nor "LIBOR Reuters" is specified as the method for calculating LIBOR, the rate for deposits in the Index Currency having the Index Maturity specified on the face hereof or in the Pricing Supplement, commencing on the second London Banking Day immediately following that LIBOR Interest Determination Date, that appears on the Designated LIBOR Page specified on the face hereof or in the Pricing Supplement, as of 11:00 a.m., London time, on that LIBOR Interest Determination Date. If fewer than two such offered rates appear, or if no such rate appears, as applicable, LIBOR in respect of that LIBOR Interest Determination Date will be determined as if the parties had specified the rate described in (b) below.

                  (b) With respect to a LIBOR Interest Determination Date on which fewer than two offered rates appear, or no rate appears, as the case may be, on the applicable Designated LIBOR Page as specified in (a) above, the Calculation Agent will request the principal London office of each of four major banks in the London interbank market, as selected by the Calculation Agent ("Reference Banks"), to provide the Calculation Agent with its offered quotation for deposits in the Index Currency for the period of the Index Maturity designated on the face hereof or in the Pricing Supplement, commencing on the second London


                                     (I-19)

Banking Day immediately following that LIBOR Interest Determination Date, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on such LIBOR Interest Determination Date and in a principal amount that is representative for a single transaction in such Index Currency in such market at such time. If at least two such quotations are provided, LIBOR in respect of that LIBOR Interest Determination Date will be the arithmetic mean of such quotations. If fewer than two quotations are provided, LIBOR in respect of that LIBOR Interest Determination Date will be the arithmetic mean of the rates quoted at approximately 11:00 a.m., in the applicable Principal Financial Center, on that LIBOR Interest Determination Date by three major banks in the applicable Principal Financial Center selected by the Calculation Agent for loans in the Index Currency to leading European banks having the Index Maturity designated on the face hereof or in the Pricing Supplement and in a principal amount that is representative for a single transaction in such Index Currency in such market at such time; provided, however, that if the banks selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, LIBOR with respect to such LIBOR Interest Determination Date will be the rate of LIBOR in effect on such date.

                  "Index Currency" means the currency (including composite currencies) specified on the face hereof or in the Pricing Supplement as the currency for which LIBOR shall be calculated. If no such currency is specified on the face hereof or in the Pricing Supplement, the Index Currency shall be the U.S. dollar.

                  "Designated LIBOR Page" means either (a) if "LIBOR Reuters" is specified on the face hereof or in the Pricing Supplement, the display on the Reuters Monitor Money Rates Service for the purpose of displaying London interbank offered rates of major banks for the applicable Index Currency, or (b) if "LIBOR Telerate," is specified on the face hereof or in the Pricing Supplement, or neither "LIBOR Reuters" nor "LIBOR Telerate" is specified as the method for calculating LIBOR, the display on the Dow Jones Telerate Service (or such other service as may be nominated by the British Bankers' Association) for the purpose of displaying London interbank offered rates for the applicable Index Currency.

                  "Principal Financial Center" will generally be the capital city of the country of the specified Index Currency, except that with respect to U.S. dollars, Deutsche Marks, Dutch guilders, Italian lire, Swiss francs and ECUs, the Principal Financial Center shall be The City of New York, Frankfurt, Amsterdam, Milan, Zurich and Luxembourg, respectively.


                                     (I-20)

                  "London Banking Day" means any day (other than a Saturday or Sunday) on which dealings in deposits in the Index Currency are transacted in the London interbank market.

                  Determination of Prime Rate. If an Interest Rate Basis for this Note is the Prime Rate, as indicated on the face hereof or in the Pricing Supplement, the Prime Rate shall be determined as of the applicable Interest Determination Date (a "Prime Rate Interest Determination Date") as the rate on such date as such rate is published in H.15(519) under the heading "Bank Prime Loan". If such rate is not published prior to 3:00 p.m., New York City time, on the related Calculation Date, then the Prime Rate shall be the arithmetic mean of the rates of interest publicly announced by each bank that appears on the Reuters Screen USPRIME1 (as defined below) as such bank's prime rate or base lending rate as in effect for such Prime Rate Interest Determination Date. If fewer than four such rates appear on the Reuters Screen USPRIME1 for such Prime Rate Interest Determination Date, the Prime Rate shall be the arithmetic mean of the prime rates quoted on the basis of the actual number of days in the year divided by a 360-day year as of the close of business on such Prime Rate Interest Determination Date by four major money center banks in The City of New York selected by the Calculation Agent. If fewer than four major money center banks provide such quotations, the Prime Rate will be determined by the Calculation Agent and will be the arithmetic mean of four prime rates, quoted on the basis of the actual number of days in the year divided by a 360-day year, as of the close of business on such Prime Rate Interest Determination Date as furnished in The City of New York by the major money center banks, if any, that have provided quotations and as many substitute banks or trust companies as is necessary in order to obtain four such prime rate quotations, provided such substitute banks or trust companies are organized and doing business under the laws of the United States, or any state thereof, each having total equity capital of at least US$500 million and being subject to supervision or examination by federal or state authority, selected by the Calculation Agent to provide such rate or rates; provided, however, that if the banks or trust companies selected as aforesaid are not quoting as mentioned in this sentence, the Prime Rate determined as of such Prime Rate Interest Determination Date shall be the Prime Rate in effect on such Prime Rate Interest Determination Date.

                  "Reuters Screen USPRIME1" means the display designated as page "USPRIME1" on the Reuters Monitor Money Rates Service (or such other page as may replace the USPRIME1 page on that service for the purpose of displaying prime rates or base lending rates of major United States banks).


                                     (I-21)

                  Determination of Treasury Rate. If an Interest Rate Basis for this Note is the Treasury Rate, as specified on the face hereof or in the Pricing Supplement, the Treasury Rate shall be determined as of the applicable Interest Determination Date (a "Treasury Rate Interest Determination Date") as the rate applicable to the most recent auction of direct obligations of the United States ("Treasury Bills") having the Index Maturity specified on the face hereof or in the Pricing Supplement, as such rate is published in H.15(519) under the heading "Treasury Bills -- auction average (investment)" or, if not published by 3:00 p.m., New York City time, on the related Calculation Date, the auction average rate (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) as otherwise announced by the United States Department of the Treasury. In the event that the results of the auction of Treasury Bills having the Index Maturity specified on the face hereof or in the Pricing Supplement are not reported as provided by 3:00 p.m., New York City time, on such Calculation Date, or if no such auction is held in a particular week, then the Treasury Rate shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as a bond equivalent on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 p.m., New York City time, on such Treasury Rate Interest Determination Date, of three leading primary United States government securities dealers selected by the Calculation Agent, for the issue of Treasury Bills with a remaining maturity closest to the Index Maturity specified on the face hereof or in the Pricing Supplement; provided, however, that if any of the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the Treasury Rate determined as of such Treasury Rate Interest Determination Date shall be the Treasury Rate in effect on such Treasury Rate Interest Determination Date.

                  Unless otherwise specified on the face hereof or in the Pricing Supplement, accrued interest hereon shall be an amount calculated by multiplying the face amount hereof by an accrued interest factor. Such accrued interest factor shall be computed by adding the interest factor calculated for each day in the period for which accrued interest is being calculated. Unless otherwise specified on the face hereof or in the Pricing Supplement, the interest factor for each such day shall be computed and paid on the basis of a 360-day year of twelve 30-day months if the Day Count Convention specified on the face hereof or in the Pricing Supplement is "30/360" for the period specified thereunder, or by dividing the applicable per annum interest rate by 360 if the Day Count Convention specified on the face hereof or in the Pricing Supplement is "Actual/360" for the period specified thereunder, or by dividing the applicable per annum interest rate by the actual


                                     (I-22)
number of days in the year if the Day Count Convention specified on the face hereof or in the Pricing Supplement is "Actual/Actual" for the period specified thereunder. If no Day Count Convention is specified on the face hereof or in the Pricing Supplement, the interest factor for each day in the relevant Interest Period shall be computed, if an Interest Rate Basis specified on the face hereof or in the Pricing Supplement is the CMT Rate or Treasury Rate or if the Specified Currency indicated on the face hereof or in the Pricing Supplement is Sterling, as if "Actual/Actual" had been specified thereon and, in all other cases, as if "Actual/360" had been specified thereon. Unless otherwise specified on the face hereof or in the Pricing Supplement, if interest on this Note is to be calculated with reference to two or more Interest Rate Bases as specified on the face hereof or in the Pricing Supplement, the interest factor will be calculated in each period in the same manner as if only one of the applicable Interest Rate Bases applied.

                  Unless otherwise specified on the face hereof or in the Pricing Supplement, if "Reference Rate Determination" is specified on the face hereof or in the Pricing Supplement in connection with the determination of the rate of interest on this Note, the "Calculation Date", if applicable, pertaining to any Interest Determination Date will be the earlier of (i) the tenth calendar day after such Interest Determination Date or, if such day is not a Business Day, the next succeeding Business Day and (ii) the Business Day immediately preceding the applicable Interest Payment Date or Maturity Date, as the case may be. All calculations on this Note shall be made by the Calculation Agent specified on the face hereof or such successor thereto as is duly appointed by the Bank. The determination of any interest rate by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes and binding upon the holder hereof.

                  All percentages resulting from any calculation on this Note be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point, with five one-millionths of a percentage point rounded upward (e.g., 9.876545% (or 0.09876545) would be rounded to 9.87655% (or 0.0987655) and
9.876544% (or 0.09876544) would be rounded to 9.87654% (or 0.0987654)), and all dollar amounts used in or resulting from such calculation will be rounded to the nearest cent or, if the Specified Currency is other than dollars, to the nearest unit (with one-half cent or unit being rounded upward).

                  At the request of the holder hereof, the Calculation Agent shall provide to the holder hereof the interest rate hereon then in effect and, if determined, the interest rate which shall become effective for the next Interest Period.


                                     (I-23)

                  Notwithstanding the foregoing, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, specified on the face hereof. In addition to any Maximum Interest Rate applicable hereto pursuant to the above provisions, the interest rate on this Note will in no event be higher than the maximum rate permitted by New York law, as the same may be modified by United States law of general application.

Redemption at the Option of the Bank

                  Unless otherwise specified on the face hereof or in the Pricing Supplement, this Note will not be subject to any sinking fund. This Note may be redeemed by the Bank either in whole or in part on and after the Initial Redemption Date, if any, specified on the face hereof or in the Pricing Supplement. If no Initial Redemption Date is specified on the face hereof or in the Pricing Supplement, this Note may not be redeemed prior to the Maturity Date except as provided below in the event that any Additional Amounts (as defined below) are required to be paid by the Bank with respect to this Note. On and after the Initial Redemption Date, if any, this Note may be redeemed in increments of US$1,000 (or, if the Specified Currency indicated on the face hereof is other than the U.S. dollar, in such Authorized Denominations specified on the face hereof or in the Pricing Supplement) at the option of the Bank at the applicable Redemption Price (as defined below), together with unpaid interest accrued hereon at the applicable rate borne by this Note to the date of redemption (each such date, a "Redemption Date"), on written notice given not more than 60 nor less than 30 calendar days prior to the Redemption Date (unless otherwise specified on the face hereof or in the Pricing Supplement); provided, however, that, in the event of redemption of this Note in part only, the unredeemed portion hereof shall be an Authorized Denomination specified on the face hereof or in the Pricing Supplement. In the event of redemption of this
Note in part only, a new Note for the unredeemed portion hereof shall be issued in the name of the holder hereof upon the surrender hereof.

                  The "Redemption Price" shall initially be the Initial Redemption Percentage specified on the face hereof or in the Pricing Supplement of the principal amount of this Note to be redeemed and shall decline at each anniversary of the Initial Redemption Date specified on the face hereof or in the Pricing Supplement by the Annual Redemption Percentage Reduction, if any, specified on the face hereof or in the Pricing Supplement, of the principal amount to be redeemed until the Redemption Price is 100% of such principal amount.


                                     (I-24)

                  Notwithstanding the foregoing, if this Note is a Subordinated Note, this Note may not be redeemed without the prior written consent of the Office of the Comptroller of the Currency of the United States (the "OCC").

Repayment at the Option of the Holder

                  This Note may be subject to repayment at the option of the holder hereof in accordance with the terms hereof on any Holder's Optional Repayment Date(s), if any, specified on the face hereof or in the Pricing Supplement. If no Holder's Optional Repayment Date is specified on the face hereof or in the Pricing Supplement, this Note will not be repayable at the option of the holder hereof prior to the Maturity Date. On any Holder's Optional Repayment Date, this Note will be repayable in whole or in part in increments of US$1,000 (or, if the Specified Currency indicated on the face hereof is other than the U.S. dollar, in such Authorized Denominations specified on the face hereof or in the Pricing Supplement) at the option of the holder hereof at a repayment price equal to 100% of the principal amount to be repaid, together with accrued and unpaid interest hereon payable to the date of repayment; provided, however, that, in the event of repayment of this Note in part only, the unrepaid portion hereof shall be an Authorized Denomination specified on the face hereof or in the Pricing Supplement. For this Note to be repaid in whole or in part at the option of the holder hereof on a Holder's Optional Repayment Date, this Note must be delivered, with the form entitled "Option to Elect Repayment" attached hereto duly completed, to the Global Agent at the address set forth on such form or at such other address which the Bank shall from time to time notify the holders of the Notes, not more than 60 nor less than 30 days prior to such Holder's Optional Repayment Date. In the event of repayment of this Note in part only, a new Note for the unrepaid portion hereof shall be issued in the name of the holder hereof upon the surrender hereof. Exercise of such repayment option by the holder hereof shall be irrevocable.

Additional Amounts

                  All payments of principal, premium, if any, and interest with respect to this Note will be made without withholding or deduction at source for, or on account of, any present or future taxes, fees, duties, assessments or governmental charges of whatever nature imposed or levied by the United States or any political subdivision or taxing authority thereof or therein, unless such withholding or deduction is required by (i) the laws (or any regulations or rulings


                                     (I-25)
promulgated thereunder) of the United States or any political subdivision or taxing authority thereof or therein or (ii) an official position regarding the application, administration, interpretation or enforcement of any such laws, regulations or rulings (including, without limitation, a holding by a court of competent jurisdiction or by a taxing authority in the United States or any political subdivision thereof). If a withholding or deduction at source is required, the Bank will, subject to certain limitations and exceptions (set forth below), pay to the holder hereof on behalf of an owner of a beneficial interest herein (an "Owner") who is a United States Alien (as defined below) such additional amounts ("Additional Amounts") as may be necessary so that every net payment of principal, premium, if any, or interest made to the holder hereof on behalf of such Owner, after such withholding or deduction, will not be less than the amount provided for in this Note with respect to such Owner's interest; provided, however, that the Bank shall not be required to make any payment of Additional Amounts for or on account of:

                  (a) any tax, fee, duty, assessment or other governmental charge which would not have been imposed but for (i) the existence of any present or former connection between such Owner (or between a fiduciary, settlor, beneficiary, member or shareholder of, or possessor of a power over, such Owner, if such Owner is an estate, trust, partnership or corporation) and the United States, including, without limitation, such Owner (or such fiduciary, settlor, beneficiary, member, shareholder or possessor) being or having been a citizen or resident thereof or being or having been present or engaged in trade or business therein or having or having had a permanent establishment therein, or (ii) the presentation of this Note for payment on a date more than 15 days after the date on which such payment became due and payable or the date on which payment thereof is duly provided for, whichever occurs later;

                  (b) any estate, inheritance, gift, sales, transfer, personal property or similar tax, assessment or other governmental charge;

                  (c) any tax, fee, duty, assessment or other governmental charge imposed by reason of such Owner's past or present status as a personal holding company, foreign personal holding company or controlled foreign corporation with respect to the United States or as a corporation which accumulates earnings to avoid United States federal income tax;


                                     (I-26)

                  (d) any tax, fee, duty, assessment or other governmental charge which is payable otherwise than by withholding from payments of principal or interest with respect to this Note;

                  (e) any tax, fee, duty, assessment or other governmental charge imposed on interest received by anyone who owns (actually or constructively) 10% or more of the total combined voting power of all classes of stock of the Bank;

                  (f) any tax, fee, duty, assessment or other governmental charge required to be withheld by any Paying Agent from any payment of principal, premium, if any, or interest with respect to this Note, if such payment can be made without such withholding by any other Paying Agent with respect to this Note in a western European city;

                  (g) any tax, fee, duty, assessment or other governmental charge which would not have been imposed but for the failure to comply with certification, information or other reporting requirements concerning the nationality, residence, identity or connection with the United States of the holder hereof or of such Owner, if such compliance is required by statute or by regulation of the United States Treasury Department as a precondition to relief or exemption from such tax, assessment or other governmental charge; or

                  (h) any combination of items (a), (b), (c), (d), (e), (f) and
         (g);

nor shall Additional Amounts be paid to any holder of this Note on behalf of any Owner who is a fiduciary or partnership or other than the sole Owner to the extent a beneficiary or settlor with respect to such fiduciary or a member of such partnership or Owner would not have been entitled to payment of the Additional Amounts had such beneficiary, settlor, member or Owner been the sole Owner of this Note.

                  As used herein, the term "United States Alien" means any corporation, individual, fiduciary or partnership that for United States federal income tax purposes is a foreign corporation, nonresident alien individual, nonresident alien fiduciary of a foreign estate or trust, or foreign partnership one or more members of which is a foreign corporation, nonresident alien individual or nonresident alien fiduciary of a foreign estate or trust.


                                     (I-27)

                  If this Note is in bearer form and the Bank shall determine, based upon a written opinion of independent counsel selected by the Bank, that any payment made outside the United States by the Bank or any of its Paying Agents of the full amount of the next scheduled payment of either principal (and premium, if any) or interest due with respect to this Note would, under any present or future laws or regulations of the United States affecting taxation or otherwise, be subject to any certification, information or other reporting requirements of any kind, the effect of which requirements is the disclosure to the Bank, any of its Paying Agents or any governmental authority of the nationality, residence or identity (as distinguished from status as a United States Alien) of any Owner of this Note who is a United States Alien (other than such requirements which (i) would not be applicable to a payment made to a custodian, nominee or other agent of the Owner, or which can be satisfied by such a custodian, nominee or other agent certifying to the effect that such Owner is a United States Alien; provided, however, in each case that payment by such custodian, nominee or agent to such Owner is not otherwise subject to any requirements referred to in this sentence, (ii) are applicable only to payment by a custodian, nominee or other agent of the Owner to or on behalf of such Owner, or (iii) would not be applicable to a payment made by any other paying agent of the Bank), the Bank shall redeem this Note as a whole but not in part at a redemption price equal to the principal amount hereof (or, if this is an Original Issue Discount Note, the Amortized Face Amount (as defined herein) hereof determined as of the date of redemption), together, if appropriate, with accrued interest to, but excluding, the date fixed for redemption, such redemption to take place on such date not later than one year after notice of such determination has been given as described herein. If the Bank becomes aware of an event that might give rise to such certification, information or other reporting requirements, the Bank shall, as soon as practicable, solicit advice of independent counsel selected by the Bank to establish whether such certification, information or other reporting requirements will apply and, if such requirements will, in the written opinion of such counsel, apply, the Bank shall give prompt notice of such determination (a "Tax Notice") stating in such notice the effective date of such certification, information or other reporting requirements and, if applicable, the date by which the redemption shall take place. Notwithstanding the foregoing, the Bank shall not redeem this Note if the Bank, based upon the written opinion of independent counsel selected by the Bank, shall subsequently determine not less than 30 days prior to the date fixed for redemption that subsequent payments would not be subject to any such requirements, in which case the Bank shall give prompt notice of such determination and any earlier redemption notice shall thereby be revoked and of no further effect.


                                     (I-28)

                  Notwithstanding the foregoing, if and so long as the certification, information or other reporting requirements referred to in the preceding paragraph would be fully satisfied by payment of a withholding, backup withholding tax or similar charge, the Bank may elect prior to giving the Tax Notice to have the provisions described in this paragraph apply in lieu of the provisions described in the preceding paragraph, in which case the Tax Notice shall state the effective date of such certification, information or reporting requirements and that the Bank has elected to pay Additional Amounts rather than redeem this Note. In such event, the Bank will also pay as Additional Amounts such sums as may be necessary so that every net payment made following the effective date of such certification, information or reporting requirements outside the United States by the Bank or any of its Paying Agents of principal, premium, if any, or interest due with respect to this Note to the bearer hereof who certifies to the effect that the beneficial owners of this Note are United States Aliens (provided that such certification shall not have the effect of communicating to the Bank or any of its Paying Agents or any governmental authority the nationality, residence or identity of such beneficial owners) after deduction or withholding for or on account of such withholding, backup withholding tax or similar charge (other than a withholding, backup withholding tax or similar charge which (i) is imposed as a result of certification, information or other reporting requirements referred to in the second parenthetical clause of the first sentence of the preceding paragraph, or (ii) is imposed as a result of the fact that the Bank or any of its Paying Agents has actual knowledge that the bearer hereof or any beneficial owner of this Note is not a United States Alien but is within the category of persons, corporations or other entities described in clause (a)(i) of the third preceding paragraph, or
(iii) is imposed as a result of presentation of this Note for payment more than 15 days after the date on which such payment becomes due and payable or on which payment thereof is duly provided for, whichever occurs later), will not be less than the amount provided for in this Note to be then due and payable. In the event the Bank elects to pay such Additional Amounts, the Bank will have the right, at its sole option, at any time, to redeem this Note, as a whole but not in part, at a redemption price equal to the principal amount hereof (or, if this is an Original Issue Discount Note, the Amortized Face Amount hereof determined as of the date of redemption), together, if appropriate, with accrued interest to the date fixed for redemption including any Additional Amounts required to be paid under this paragraph. If the Bank has made the determination described in the preceding paragraph with respect to certification, information or other reporting requirements applicable to interest only and subsequently makes a determination in the manner and of the nature referred to in such preceding paragraph with respect to such requirements applicable to


                                     (I-29)
principal, the Bank will redeem this Note in the manner and on the terms described in the preceding paragraph (except as provided below), unless the Bank elects to have the provisions of this paragraph apply rather than the provisions of the immediately preceding paragraph. If in such circumstances this Note is to be redeemed, the Bank will be obligated to pay Additional Amounts with respect to interest, if any, accrued to the date of redemption. If the Bank has made the determination described in the preceding paragraph and subsequently makes a determination in the manner and of the nature referred to in such preceding paragraph that the level of withholding applicable to principal or interest has been increased, the Bank will redeem this Note in the manner and on the terms described in the preceding paragraph (except as provided below), unless the Bank elects to have the provisions of this paragraph apply rather than the provisions of the immediately preceding paragraph. If in such circumstances this Note is to be redeemed, the Bank will be obligated to pay Additional Amounts with respect to the original level of withholding on principal and interest, if any, accrued to the date of redemption.

                  Whenever in this Note there is mentioned, in any context, the payment of the principal of, or premium, if any, or interest on, or in respect of, this Note, such mention shall be deemed to include mention of the payment of Additional Amounts provided for herein to the extent that, in such context, Additional Amounts are, were or would be payable in respect thereof pursuant to the provisions of this Note and express mention of the payment of Additional Amounts (if applicable) in any provisions hereof shall not be construed as excluding Additional Amounts in those provisions hereof where such express mention is not made.

                  Except as specifically provided herein or in the Pricing Supplement, (i) neither the Bank nor any Paying Agent shall be required to make any payment with respect to any tax, fee, duty, assessment or other governmental charge imposed by any government or a political subdivision or taxing authority thereof or therein; (ii) a Paying Agent on behalf of the Bank shall have the right, but not the duty, to withhold from any amounts otherwise payable to a holder of this Note such amount as is necessary for the payment of any such taxes, fees, duties, assessments or other governmental charges; and (iii) if such an amount is withheld, the amount payable to the holder of this Note shall be the amount otherwise payable reduced by the amount so withheld.

                  The Bank may redeem this Note in whole but not in part at any time at a redemption price equal to the principal amount hereof (or, if this is an Original Issue Discount Note, the Amortized Face Amount hereof determined as of the date of redemption), together with


                                     (I-30)
accrued interest to but excluding the date fixed for redemption, if the Bank shall determine, based upon a written opinion of independent counsel selected by the Bank, that as a result of any change in or amendment to the laws (or any regulations or rulings promulgated thereunder) of the United States or of any political subdivision or taxing authority thereof or therein affecting taxation, or any change in application or official interpretation of any such laws, regulations or rulings, which amendment or change is effective on or after the Original Issue Date, the Bank would be required to pay Additional Amounts on the occasion of the next payment due with respect to such Note.

                  Notice of intention to redeem this Note, in whole but not in part, pursuant to the immediately preceding paragraph will be given to the registered holder of this Note (or, if this Note is in bearer form, to the bearer of this Note) at least once not less than 30 days nor more than 60 days prior to the date fixed for redemption, provided that no such notice of redemption shall be given earlier than 90 days prior to the effective date of such change or amendment and that at the time notice of such redemption is given, such obligation to pay such Additional Amounts remains in effect and cannot be avoided by the Bank's taking reasonable measures available to it. From and after any redemption date, if monies for the redemption of this Note shall have been made available for redemption on such redemption date, this Note shall cease to bear interest (and, if this Note is a definitive bearer note, any interest coupons appertaining hereto (whether or not attached) maturing after the redemption date shall become void and no payment shall be made in respect thereof), and the only right of the holder of this Note shall be to receive payment of the principal amount hereof (or, if this is an Original Issue Discount Note, the Amortized Face Amount hereof) and all unpaid interest accrued to such redemption date.

Events of Default; Acceleration of Maturity

                  Senior Notes. If this Note is a Senior Note, the occurrence of any of the following events shall constitute an "Event of Default" with respect to this Note: (i) default in the payment of any interest (including any Additional Amounts) with respect to this Note when due, which continues for 30 days; (ii) default in the payment of any principal of, or premium, if any, on, this Note when due; (iii) default in the performance of any covenant or agreement of the Bank contained in this Note, which continues for 90 days after written notice (as provided herein) to the Bank and the Global Agent by the holder hereof, specifying such default or breach and requiring it to be remedied; (iv) the entry by a court having jurisdiction in the premises of (a) a decree or order for relief in respect of the Bank in an


                                     (I-31)
involuntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law or (b) a decree or order appointing a conservator, receiver, liquidator, assignee, trustee, sequestrator or any other similar official of the Bank, or of substantially all of the property of the Bank, or ordering the winding up or liquidation of the affairs of the Bank, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or (v) the commencement by the Bank of a voluntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated as bankrupt or insolvent, or the consent by the Bank to the entry of a decree or order for relief in an involuntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding, or the filing by the Bank of a petition or answer or consent seeking reorganization or relief under any applicable United States federal or state bankruptcy, insolvency, reorganization or similar law, or the consent by the Bank to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Bank or of substantially all of the property of the Bank, or the making by the Bank of an assignment for the benefit of creditors, or the taking of corporate action by the Bank in furtherance of any such action. If an Event of Default shall occur and be continuing, the holder of this Note may declare the principal amount of, and accrued interest and premium, if any, on, this Note due and payable immediately by written notice to the Bank and the Global Agent. Upon such declaration and notice, such principal amount, accrued interest and premium, if any, shall become immediately due and payable. Any Event of Default with respect to this Note may be waived by the holder hereof.

                  Subordinated Notes. If this Note is a Subordinated Note, the occurrence of any of the following events shall constitute an "Event of Default" with respect to this Note: (i) the entry by a court having jurisdiction in the premises of (a) a decree or order for relief in respect of the Bank in an involuntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency reorganization or other similar law or (b) a decree or order appointing a conservator, receiver, liquidator, assignee, trustee, sequestrator or any other similar official of the Bank, or of substantially all of the property of the Bank, or ordering the winding up or liquidation of the affairs of the Bank, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or (ii) the commencement by the Bank of a


                                     (I-32)
voluntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated as bankrupt or insolvent, or the consent by the Bank to the entry of a decree or order for relief in an involuntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding, or the filing by the Bank of a petition or answer or consent seeking reorganization or relief under any applicable United States federal or state bankruptcy, insolvency, reorganization or similar law, or the consent by the Bank to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Bank or of substantially all of the property of the Bank, or the making by the Bank of an assignment for the benefit of creditors, or the taking of corporate action by the Bank in furtherance of any such action. If an Event of Default shall occur and be continuing, the bearer of this Note may declare the principal amount of, and accrued interest and premium, if any, on, this Note due and payable immediately by written notice to the Bank and the Global Agent. Upon such declaration and notice, such principal amount, accrued interest and premium, if any, shall become immediately due and payable. Any Event of Default with respect to this Note may be waived by the bearer hereof. The bearer of this Note, by its acceptance hereof, agrees that the indebtedness of the Bank evidenced by this Note, including the principal, premium, if any, and interest (including any Additional Amounts), is unsecured and subordinate and junior in right of payment to the Bank's obligations to its depositors, its obligations under banker's acceptances and letters of credit, and its obligations to its other creditors (including any obligations to any Federal Reserve Bank and the FDIC), whether outstanding at the time this Note is issued or thereafter incurred (except any obligations which by their express terms rank on a parity with or junior to this
Note), in that in the case of any insolvency proceedings, receivership, conservatorship, reorganization, readjustment of debt, marshalling of assets and liabilities or similar proceedings or any liquidation or winding up of or relating to the Bank, whether voluntary or involuntary, all such obligations (except obligations which rank on a parity with or junior to this Note) shall be entitled to be paid in full before any payment shall be made on account of the principal of or interest on this Note. In the event of any such proceeding, after payment in full of all sums owing with respect to such prior obligations, the bearer of this Note, together with the holders of any obligations of the Bank ranking on a parity with this Note, shall be entitled to be paid pro rata from the remaining assets of the Bank the unpaid principal of, and the unpaid interest on, this Note or such other obligations before any payment or other distribution, whether in cash,


                                     (I-33)
property, or otherwise, shall be made on account of any capital stock or any obligations of the Bank ranking junior to this Note.

                  Notwithstanding any other provisions of this Note, including specifically those set forth in the sections relating to subordination, Events of Default and covenants of the Bank, it is expressly understood and agreed that the OCC or any receiver of the right in the performance of his legal duties, and as part of any transaction or plan of reorganization or liquidation designed to protect or further the continued existence of the Bank or the rights of any parties or agencies with an interest in, or claim against, the Bank or its assets, to transfer or direct the transfer of the obligations of this Note to any national banking association, state bank or bank holding company selected by such official which shall expressly assume the obligation of the due and punctual payment of the unpaid principal, interest, and premium, if any, on this Note and the due and punctual performance of all covenants and conditions hereof; and that the completion of such transfer and assumption shall serve to supersede and void any default, acceleration or subordination which may have occurred, or which may occur due or related to such transaction, plan, transfer or assumption, pursuant to the provisions of this Note, and shall serve to return the bearer of this Note to the same position, other than for substitution of the obligor, it would have occupied had no default, acceleration or subordination occurred; except that any interest and principal previously due, other than by reason of acceleration, and not paid shall, in the absence of a contrary agreement by the bearer of this Note, be deemed to be immediately due and payable as of the date of such transfer and assumption, together with the interest from its original due date at the rate provided for herein.

                  This Note contains no limitation on the amount of senior debt, deposits or other obligations that rank senior to this Note that may be hereafter incurred or assumed by the Bank.

Miscellaneous

                  Notwithstanding anything to the contrary contained herein, if this Note is identified as an Original Issue Discount Note on the face hereof or in the Pricing Supplement, the amount payable to the holder of this Note in the event of redemption, repayment or acceleration of maturity will be equal to (i) the Amortized Face Amount (as defined below) as of the date of such event, plus
(ii) with respect to any redemption of this Note (other than as provided above in the event that Additional Amounts are required to be paid by the Bank with respect to this Note), the Initial Redemption Percentage specified on the face hereof or in the Pricing Supplement (as adjusted by the Annual


                                     (I-34)

Redemption Percentage Reduction, if any) minus 100% multiplied by the Issue Price specified on the face hereof or in the Pricing Supplement, net of any portion of such Issue Price which has been paid prior to the date of redemption, or the portion of the Issue Price (or the net amount) proportionate to the portion of the unpaid principal amount to be redeemed, plus (iii) any accrued interest to the date of such event the payment of which would constitute qualified stated interest payments within the meaning of U.S. Treasury Regulation 1.1273-1(c) under the Internal Revenue Code of 1986, as amended (the "Code"). The "Amortized Face Amount" shall mean an amount equal to (i) the Issue Price plus (ii) the aggregate portions of the original issue discount (the excess of the amounts considered as part of the "stated redemption price at maturity" of this Note within the meaning of Section 1273(a)(2) of the Code, whether denominated as principal or interest, over the Issue Price) which shall theretofore have accrued pursuant to section 1272 of the Code (without regard to Section 1272(a)(7) of the Code) from the date of issue of this Note to the date of determination, minus (iii) any amount considered as part of the "stated redemption price at maturity" of this Note which has been paid from the date of issue to the date of determination.

                  As used herein, "Business Day" means, unless otherwise specified on the face hereof or in the Pricing Supplement, any day (other than a Saturday or Sunday) on which banking institutions in The City of New York and London are generally not authorized or obligated by law or executive order to close. As used herein, "London Business Day" means any day (other than a Saturday or Sunday) on which commercial banks and foreign exchange markets settle payments in London.

                  Any action by the holder of this Note shall bind all future holders of this Note, and of any Note issued in exchange or substitution herefor or in place hereof, in respect of anything done or permitted by the Bank or by the Global Agent in pursuance of such action.

                  In case any Note shall at any time become mutilated, defaced, destroyed, lost or stolen, and such Note or evidence of the loss, theft or destruction thereof satisfactory to the Bank and the Registrar or London Issuing Agent, as the case may be, and such other documents or proof as may be required by the Bank and the Registrar or London Issuing Agent, as the case may be, shall be delivered to the Registrar or London Issuing Agent, as the case may be, the Registrar or London Issuing Agent, as the case may be, shall issue a new Note, of like tenor and principal amount, having a serial number not contemporaneously outstanding, in exchange and substitution for the mutilated or defaced Note or in lieu of the Note destroyed, lost or


                                     (I-35)
stolen but, in the case of any destroyed, lost or stolen Note, only upon receipt of evidence satisfactory to the Bank and the Registrar or London Issuing Agent, as the case may be, that such Note was destroyed, stolen or lost, and, if required, upon receipt of indemnity satisfactory to the Bank. Upon the issuance of any substituted Note, the Bank may require the payment of a sum sufficient to cover all expenses and reasonable charges connected with the preparation and delivery of a new Note. If any Note which has matured or has been redeemed or repaid or is about to mature or to be redeemed or repaid shall become mutilated, defaced, destroyed, lost or stolen, the Bank may, instead of issuing a substitute Note, pay or authorize the payment of the same (without surrender thereof except in the case of a mutilated or defaced Note) upon compliance by the holder with the provisions of this paragraph.

                  No recourse shall be had for the payment of principal of, premium, if any, or interest on, this Note for any claim based hereon, or otherwise in respect hereof, against any shareholder, employee, agent, officer or director, as such, past, present or future, of the Bank or of any successor corporation, either directly or through the Bank or any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issue hereof, expressly waived and released.

                  The Notes are issued and to be issued subject to, and with the benefit of, the provisions of the Agency Agreement. The Notes, and any receipts or interest coupons appertaining thereto, may be amended by the Bank, and the Agency Agreement may be amended by the Bank and the Global Agent, (i) for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective provision contained therein, (ii) to make any further modifications of the terms of the Agency Agreement necessary or desirable to allow for the issuance of any additional Notes (which modifications shall not be materially adverse to holders of outstanding Notes) or (iii) in any manner which the Bank (and, in the case of the Agency Agreement, the Global Agent) may deem necessary or desirable and which shall not materially adversely affect the interests of the holders of the Notes, or any receipts or interest coupons appertaining thereto, to all of which each holder of Notes, receipts or interest coupons shall, by acceptance thereof, be deemed to have consented. In addition, with the written consent of the holders of at least 66 2/3% of the principal amount of the Notes to be affected thereby, the Bank and the Global Agent may from time to time and at any time enter into agreements modifying or amending the Agency Agreement for the purpose of adding any provisions to or changing in any manner or eliminating any provisions of the Agency Agreement.


                                     (I-36)

                  No provision of this Note shall alter or impair the obligation of the Bank, which is absolute and unconditional, to pay principal of, premium, if any, and interest on, and any Additional Amounts with respect to, this Note in the Specified Currency indicated on the face hereof (of if no such currency is designated, as provided herein, in U.S. dollars) at the times, places and rate herein prescribed.

                  No service charge shall be made to a holder of this Note for any transfer or exchange of this Note, but the Bank may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                  If this Note is in registered form, prior to due presentment of this Note for registration of transfer, the Bank, the Global Agent, the NY Paying Agent, the Registrar, the London Paying Agent, the Luxembourg Paying Agent and the Transfer Agent (collectively, together with any successors thereto, the "Agents") or any agent of the Bank or the Agents may treat the holder in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Bank, the Agents nor any such agent shall be affected by notice to the contrary except as required by applicable law.

                  All notices to the Bank under this Note shall be in writing and addressed to the Bank at 400 Christiana Road, Newark, Delaware 19713,
Attention: ________________, or to such other address of the Bank as the Bank may notify the holders of the Notes.


                                     (I-37)

                            OPTION TO ELECT REPAYMENT
                            -------------------------

                  The undersigned hereby irrevocably request(s) and instruct(s) the Bank to repay this Note (or portion hereof specified below) pursuant to its terms at a price equal to 100% of the principal amount hereof to be repaid, together with accrued and unpaid interest hereon, payable to the date of repayment, to the undersigned, at
________________________________________________________________.
(Please print or typewrite name and address of the undersigned)

                  For this Note to be repaid, the undersigned must give to the London Paying Agent, if this Note is in bearer form, at 336 Strand, London WC2R 1HB, England or, if this Note is in registered form, to the NY Paying Agent at 111 Wall Street, New York, New York 10043, or to the London Paying Agent at its address, as the case may be, or at such other place or places of which the Bank shall from time to time notify the holders of the Notes, not more than 60 days nor less than 30 days prior to the date of repayment, this Note (and, if this Note is in definitive bearer form, all interest coupons appertaining hereto maturing after the repayment date) with this "Option to Elect Repayment" form duly completed.

                  If less than the entire principal amount of this Note is to be repaid, specify the portion hereof (which shall be increments of US$1,000, or equivalent denominations in other currencies) which the holder elects to have repaid and specify the denomination or denominations (which shall be an Authorized Denomination specified on the face of the within Note) of the Notes to be issued to the holder for the portion of this Note not being repaid (in the absence of any such specification, one such Note will be issued for the portion not being repaid):

US$_____________________________                ______________________________
                                                Signature
                                                NOTICE:  The signature on this
Dated:  __________________________              "Option to Elect Repayment"
                                                form must correspond with the
                                                name as written upon the face
                                                of the within Note in every
                                                particular, without alteration
                                                or enlargement or any change
                                                whatsoever.
________________________________
       Signature Guarantee


                                     (I-38)

NOTICE: The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations, and credit unions with membership in an approved signature guarantee medallion program), pursuant to Rule 17Ad-15 under the Securities Exchange Act of 1934.


                                     (I-39)

                            Dated as of July 17, 1997
                            -------------------------

                     MBNA AMERICA BANK, NATIONAL ASSOCIATION
                                    as Issuer



                                      -and-



                       THE FIRST NATIONAL BANK OF CHICAGO,
                                 as Global Agent


                 THE FIRST NATIONAL BANK OF CHICAGO, London Office,

                  as London Paying Agent and London Issuing Agent


                THE FIRST NATIONAL BANK OF CHICAGO, New York Office,

                        as NY Paying Agent and Registrar

                                      -and-

                           BANQUE INDOSUEZ LUXEMBOURG

                   as Luxembourg Paying Agent and Transfer Agent


                              ____________________
                                AGENCY AGREEMENT


                                with respect to a


                            GLOBAL BANK NOTE PROGRAM

                              ____________________

                                TABLE OF CONTENTS
                                -----------------

Section                                                                     Page
-------                                                                     ----

Section 1.  Definitions and Interpretation . . . . . . . . . . . . . . . .   1

Section 2.  Appointment of the Global Agent, the London Issuing Agent, the
              Paying Agents, the Registrar and the Transfer Agent  . . . . . 4

Section 3.  Supply of Notes; Authorized Representatives  . . . . . . . . .   5

Section 4.  Issuance Instructions  . . . . . . . . . . . . . . . . . . . .   5

Section 5.  Issue of Registered Global Notes . . . . . . . . . . . . . . .   6

Section 6.  Issue of Temporary Global Notes  . . . . . . . . . . . . . . .   7

Section 7.  Issue of Permanent Global Notes  . . . . . . . . . . . . . . .   7

Section 8.  Issue of Definitive Bearer Notes . . . . . . . . . . . . . . .   7

Section 9.  Issue of Definitive Registered Notes . . . . . . . . . . . . .   8

Section 10.  Exchanges . . . . . . . . . . . . . . . . . . . . . . . . . .   9

Section 11.  Note Register; Registration, Transfer and Exchange; Persons
               Deemed Owners . . . . . . . . . . . . . . . . . . . . . . . . 9

Section 12.  Terms of Issue  . . . . . . . . . . . . . . . . . . . . . . .  11

Section 13.  Payments  . . . . . . . . . . . . . . . . . . . . . . . . . .  12

Section 14.  Determinations and Notifications with respect to Notes  . . .  13

Section 15.  Notice of any Withholding or Deduction  . . . . . . . . . . .  14

Section 16.  Redemption of Notes . . . . . . . . . . . . . . . . . . . . .  14

Section 17.  Repayment of Notes  . . . . . . . . . . . . . . . . . . . . .  15

Section 18.  Notices to Holders  . . . . . . . . . . . . . . . . . . . . .  15

Section 19.  Cancellation of Notes, Receipts, Coupons and Talons . . . . .  16

Section 20.  Issue of Replacement Notes, Receipts, Coupons and Talons  . .  17

Section 21.  Copies of This Agreement and Each Pricing Supplement
               Available for Inspection  . . . . . . . . . . . . . . . . . .18

Section 22.  Commissions and Expenses  . . . . . . . . . . . . . . . . . .  18

Section 23.  Indemnity . . . . . . . . . . . . . . . . . . . . . . . . . .  18

Section 24.  Repayment by the Global Agent . . . . . . . . . . . . . . . .  19

Section 25.  Conditions of Appointment . . . . . . . . . . . . . . . . . .  19

Section 26.  Communication Between the Parties . . . . . . . . . . . . . .  20

Section 27.  Changes in the Global Agent, the Paying Agents, the
               Registrar, the London Issuing Agent or the Transfer Agent . .20

Section 28.  Merger and Consolidation  . . . . . . . . . . . . . . . . . .  22

Section 29.  Notifications . . . . . . . . . . . . . . . . . . . . . . . .  22

Section 30.  Change of Specified Office  . . . . . . . . . . . . . . . . .  22

Section 31.  Notices . . . . . . . . . . . . . . . . . . . . . . . . . . .  22

Section 32.  Taxes and Stamp Duties  . . . . . . . . . . . . . . . . . . .  23

Section 33.  Currency Indemnity  . . . . . . . . . . . . . . . . . . . . .  23

Section 34.  Amendments; Meetings of Holders . . . . . . . . . . . . . . .  23

Section 35.  References to Additional Amounts  . . . . . . . . . . . . . .  24

Section 36.  Descriptive Headings  . . . . . . . . . . . . . . . . . . . .  24

Section 37.  Governing Law . . . . . . . . . . . . . . . . . . . . . . . .  25

Section 38.  Waiver of Sovereign Immunity  . . . . . . . . . . . . . . . .  25

                                    Exhibits

     Form of Registered Global Note                      Exhibit A

     Form of Definitive Registered Note                  Exhibit B

     Form of Temporary Global Note                       Exhibit C

     Form of Permanent Global Note                       Exhibit D

     Form of Definitive Bearer Note                      Exhibit E

     Form of Coupon                                      Exhibit F

     Form of Talon                                       Exhibit G

     Form of Receipt                                     Exhibit H

     Form of Reverse of Note                             Exhibit I

     (1)____________________
     (2)


                                      I-iv